UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2006

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

                             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01

Entry into a Material Definitive Agreement

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02

Unregistered Sales of Equity Securities

On July 14, 2006, Visiphor Corporation (the “Company”) completed a private placement (the “Offering”) with Quorum Secured Equity Trust (“Quorum”) of an 8% convertible secured debenture in the principal amount of Cdn$1,600,000 maturing on December 15, 2009, convertible, subject to certain adjustments, at the price of Cdn$0.45 per common share, and of a performance warrant to purchase up to 2,350,000 common shares in the capital of the Company at a price of Cdn$0.30 per common share.  A copy of the debenture and warrant, including the terms and conditions related thereto, are attached hereto as Exhibits 10.1 and 10.2, respectively.

Under the terms of the debenture, Quorum will be appointing a nominee to the Visiphor Board of Directors.  The proceeds of the Offering will be used to provide general working capital to finance the expansion of the Company’s business and to retire Cdn$500,000 in demand loans that the Company currently has outstanding.

In connection with the Offering, the Company has entered into a subscription agreement and a security agreement, both dated July 12, 2006, with Quorum, attached hereto as Exhibits 10.3 and 10.4, respectively.

The debenture and warrant were sold to purchasers outside the United States in reliance upon the exclusion from registration provided by Regulation S under the Securities Act of 1933, as amended.

Also in connection with the Offering, Roy Trivett, President, Chief Executive Officer and a director of the Company, and Keith Kretschmer, a director of the Company, have agreed to postpone and subordinate outstanding bridge loans to the Company in the amounts of Cdn$85,000 and US$400,000, respectively, in favor of Quorum.  The postponement and subordination agreements in favor of Quorum dated July 12, 2006 entered into by each of Messrs Trivett and Kretschmer are attached hereto as Exhibits 10.5 and 10.6, respectively.  As consideration for the postponement and subordination of the outstanding bridge loans, the Company has issued promissory notes secured by interests in the accounts receivable of the Company to each of Messrs. Trivett and Kretschmer, and the interest rate of such notes is 12%.  Such promissory notes and related general assignments of the Company’s accounts receivable are attached hereto as Exhibits 10.7, 10.8, 10.9 and 10.10, respectively.

Item 7.01

Regulation FD Disclosure

Attached as Exhibit 99.1 to this Form 8-K is a press release dated July 14, 2006.  Such exhibit is being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

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Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

10.1

Convertible Secured Debenture of the Company in favor of Quorum Secured Equity Trust in the Principal Sum of Cdn$1,600,00, due December 15, 2009

10.2

Performance Warrant to purchase up to 2,350,000 common shares of the Company at a price of Cdn$0.30 per common share

10.3

Subscription Agreement dated July 12, 2006 addressed to the Company and executed by Quorum Secured Equity Trust

10.4

General Security Agreement dated July 12, 2006 in favor of Quorum Secured Equity Trust between the Company and Quorum Secured Equity Trust

10.5

Postponement and Subordination Agreement dated July 12, 2006 between Roy Trivett, Quorum Secured Equity Trust and the Company

10.6

Postponement and Subordination Agreement dated July 12, 2006 between Keith Kretschmer, Quorum Secured Equity Trust and the Company

10.7

Promissory Note of the Company dated July 12, 2006 in the amount of Cdn$85,000 payable to Roy Trivett

10.8

Promissory Note of the Company dated July 12, 2006 in the amount of US$400,000 payable to Keith Kretschmer

10.9

General Assignment of Accounts Receivable by the Company to Roy Trivett dated July 12, 2006

10.10

General Assignment of Accounts Receivable by the Company to Keith Kretschmer dated July 12, 2006

99.1

Press Release dated July 14, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: July 19, 2006

By:

/s/ Roy Trivett

Roy Trivett

President and

Chief Executive Officer

Exhibit 10.1

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE NOVEMBER 13, 2006.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL NOVEMBER 13, 2006.

VISIPHOR CORPORATION

CONVERTIBLE SECURED DEBENTURE

Principal Sum:  $1,600,000

       Due: December 15, 2009

FOR VALUE RECEIVED, Visiphor Corporation. (the “Corporation”) hereby acknowledges itself indebted to and hereby promises to pay to the order of Quorum Secured Equity Trust (the “Holder”) at Sun Life Tower, 150 King Street West, Suite 1505, Toronto, Ontario M5J 1J9, or at such other place as the Holder may direct at any time and from time to time, on December 15, 2009, or on such earlier day as the principal moneys hereby secured may become payable in accordance with the terms and conditions set out in Schedule “I” attached hereto (the “Maturity Date”), the principal sum of One Million Six Hundred Thousand dollars ($1,600,000) in lawful money of Canada (the “Principal”).  The Principal due hereunder shall bear interest, calculated monthly and payable quarterly in arrears, both before and after default or judgment at an annual rate of interest of eight percent (8%) per annum, in accordance with the terms and conditions set out in Schedule “I” attached hereto.  Interest, as aforesaid, shall accrue from and including the date hereof until the Maturity Date upon the Principal outstanding from time to time with interest on overdue interest at the same rate.  On the date of this Debenture, the Corporation shall prepay One Hundred and Twenty-Eight Thousand dollars ($128,000) towards interest.

The Principal of this Debenture is convertible into Common Shares (as hereinafter defined) at the Conversion Price (as hereinafter defined) at the option of the Holder (in whole or in part) at any time up to and including the close of business on the Maturity Date upon and subject to the terms and conditions set out in Schedule “I” attached hereto.

IN WITNESS WHEREOF Visiphor Corporation has caused this Debenture to be signed by its proper and duly authorized officer, and has affixed its corporate seal hereto.

DATED the 12th day of July, 2006

VISIPHOR CORPORATION

Per:

/s/ Roy Trivett

Name:

Roy Trivett

Title:

President and Chief Executive Officer

SCHEDULE “I”

TERMS AND CONDITIONS

ARTICLE 1.1.
INTERPRETATION

1.1.

Definitions

For the purposes of this Debenture, unless otherwise defined herein, the following terms shall have the following meanings ascribed to them:

(a)

“Auditors” means the auditors of the Corporation from time to time;

(b)

“Board” means the board of directors of the Corporation;

(c)

“Business Day” means a day other than a Saturday, Sunday or any other day that is a statutory or civic holiday in the Provinces of British Columbia and Ontario;

(d)

“Capital Lease” means a capital lease or a lease, which should be treated as a capital lease, in each case under GAAP;

(e)

“Change of Control Event” means any one of the following events or series of related events: (i) the sale of at least 90% of the Common Shares; (ii) the sale of all or substantially all of the Corporation’s assets; or (iii) the merger, amalgamation or other change of control of the Corporation in which the shareholders of the Corporation prior to such transaction or transactions do not retain at least 50% of the voting rights in the merged, amalgamated or successor entity;

(f)

“Collateral” has the meaning ascribed thereto in Section 1(a) of Schedule “C”;

(g)

“Common Shares” means the common shares in the capital of the Corporation, provided that if a change referred to in Sections 5.2 or 5.3 occurs in respect of or affecting the Common Shares, then thereafter “Common Shares” means the shares or other securities or property purchasable or receivable on the conversion of this Debenture as a result of any such change;

(h)

“Contracts” means agreements, franchises, leases, easements, servitudes, privileges and other rights acquired from persons;

(i)

“Control” has the meaning given thereto in the Canada Business Corporations Act on the date hereof;

(j)

“Conversion Date” means 10:00 a.m. (Toronto time) on the effective date of conversion as provided in Section 4.1;

(k)

“Conversion Notice” has the meaning ascribed thereto in Section 4.1(a);

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(l)

“Conversion Price” means $0.45 per Common Share, subject to adjustment as provided in Article 5;

(m)

“Copyright” means all present and future domestic and foreign copyrights, and associated performance rights, neighbouring rights and ephemeral rights of or relating to the Corporation and its Subsidiaries, whether registered or not;

(n)

“Current Market Price” has the meaning ascribed thereto in Section 5.1;

(o)

“Debenture” means this interest bearing convertible secured debenture of the Corporation;

(p)

“Default” means an event, which, with the giving of notice, lapse of time or otherwise would constitute an Event of Default;

(q)

“Deficiency” means, at any time, the difference, if any between:

(i)

the aggregate of:

(A)

the amount of the Obligations at that time; and

(B)

the Reasonable Expenses incurred up that time; and

(ii)

the proceeds of disposition received by the Holder from a disposition of the Collateral in accordance with Section 3.1a(vi) of Schedule “C”;

(r)

“Dividend Paid in the Ordinary Course” has the meaning ascribed thereto in Section 5.1;

(s)

“Encumbrance” means, in respect of any Person, any mortgage, debenture, pledge, hypothec, lien, charge, assignment by way of security, consignment, lease, hypothecation, security interest granted or permitted by such Person or arising by operation of law, in respect of any such Person's property or assets, or any consignment or Capital Lease of property by such Person as consignee or lessee or any other security agreement, trust or arrangement having the effect of security for the payment of any debt, liability or obligation, or any title defect, adverse claim, moral right or other encumbrance and “Encumbrances”, “Encumber” and “Encumbered” shall have corresponding meanings;

(t)

“Equity Shares” has the meaning ascribed thereto in Section 5.1;

(u)

“Event of Default” means any of the events described in Section 7.1;

(v)

“Existing Location” means 4710 Kingsway, Suite 1100, Burnaby, British Columbia V5H 4M2;

(w)

“GAAP” means Canadian generally accepted accounting principles as set out in the Handbook of the Canadian Institute of Chartered Accountants, as amended from time to time;

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(x)

“Indebtedness” means, without duplication, with respect to any Person and calculated on a consolidated or combined basis, as applicable, (i) indebtedness for borrowed money, (ii) obligations under Capital Leases, (iii) obligations under letters of credit, letters of guarantee, bonds for international or other contracts, guarantees, legally binding comfort letters or indemnities issued in connection therewith, whether issued for the benefit of the Corporation or a Subsidiary of the Corporation or another or others, (iv) obligations arising pursuant to bankers' acceptance facilities or indemnities issued in connection therewith, and (v) all other contingent obligations incurred for the purpose of or having the effect of providing financial assistance to another entity, including, without limitation, guarantees, endorsements of bills of exchange (other than for collection or deposit in the ordinary course of business), obligations to purchase assets regardless of the delivery or non-delivery thereof and obligations to make advances or otherwise provide financial assistance to any other entity;

(y)

“Intellectual Property” means all present and future intellectual property of the Corporation and each of the Subsidiaries and all rights of the Corporation and the Subsidiaries therein, throughout the universe, whether registered or unregistered, including without limitation:

(i)

all Copyright, including all applications and registrations of such copyrights;

(ii)

all Trade Marks;

(iii)

all Patents; and

(iv)

the Technology;

(z)

“Interest” has the meaning ascribed thereto in Section 3.1;

(aa)

“Interest Rate” has the meaning ascribed thereto in Section 3.1;

(bb)

“Internal Rate of Return” means a return of 25% per annum to the Holder, calculated from the date of this Debenture and compounded annually, which determination shall, for greater certainty, exclude any interest paid to the Holder pursuant to Article 3 hereof up to and including the date of such determination;

(cc)

“Material Adverse Effect” means, (i) a material adverse effect on the business, assets, liabilities, operations, results of operations or condition (financial or other) of the Corporation on a consolidated basis, or on the ability of the Corporation or any Subsidiary to carry on its business or a significant part of its business, (ii) any material impairment of the ability of the Corporation on a consolidated basis to perform any of its obligations hereunder or otherwise, or (iii) any material impairment of any lien granted by the Corporation or any Subsidiary to the Holder, in each case as determined by the Holder;

(dd)

“Material Contract” means all Contracts, the breach or default of which could have a Material Adverse Effect, all such Material Contracts of the Corporation

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and its Subsidiaries as of the date hereof being listed on Schedule “D” all as may be amended, supplemented, restated or replaced from time to time; and when used in relation to any Person, the term "Material Contracts" shall mean and refer to Material Contracts to which such Person is a party or by which it or any of its assets is bound and includes any Material Contract to which such Person may hereafter become a party or be bound, and "Material Contract" means any one of them;

(ee)

“Maturity Date” means 5:00 p.m. (Toronto time) on December 15, 2009;

(ff)

“Obligation” means all indebtedness, liabilities and obligations (whether direct, indirect, absolute, contingent or otherwise) of the Corporation and any Subsidiary from time to time, under or in respect of this Debenture;

(gg)

“Patents” means, individually and collectively, all present and future inventions, formulae, processes, business methods, trade secrets, patentable subject matter and industrial design subject matter, and all present and future patent and industrial design applications and registrations therefor, and general intangibles of a like nature owned by the Corporation from time to time, and (i) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (ii) all improvements, modifications and amendments made thereon or thereto, (iii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all rights, corresponding thereto throughout the universe;

(hh)

 “Permitted Encumbrances” means, in respect of any Person,

(i)

undetermined or inchoate Encumbrances and charges incidental to construction, maintenance or operations which have not at the time been filed pursuant to law or which relate to obligations not yet due and delinquent;

(ii)

the Encumbrance of taxes and assessments for the then current year, the Encumbrance for taxes and assessments not at the time overdue and Encumbrances securing worker's compensation assessments and the lien for specified taxes and assessments which are overdue but the validity of which is being contested at the time in good faith, if such Person shall have made on its books provision reasonably deemed by it to be adequate therefor;

(iii)

any Encumbrance or any right of distress reserved in or exercisable under any lease for rent and for compliance with the terms of such lease provided that such obligations are not in default;

(iv)

any Encumbrance resulting from cash or governmental obligations deposited in the ordinary course of business in connection with contracts, bids, tenders or to secure worker's compensation, unemployment

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insurance, surety or appeal bonds,  costs of litigation, when required by law, public and statutory obligations, liens or claims incidental to current construction, mechanics', warehousemen's, carriers' and other similar liens;

(v)

any Encumbrance resulting from security given in the ordinary course of business to a public utility or any governmental authority when required by such utility or governmental authority in connection with the operations of the Corporation;

(vi)

easements, rights of way and servitudes and other similar rights in real property which in the opinion of Holder, acting reasonably, will not in the aggregate materially impair the use of the land concerned for the purpose for which it is held or used by such Person;

(vii)

title defects or irregularities which in the opinion of Holder, acting reasonably, are of a minor nature and in the aggregate will not materially impair the use of the property for the purposes for which it is held by such person or materially affect the Security Interest;

(viii)

any Encumbrance resulting from any judgment rendered or claim filed against such Person which such Person shall be contesting in good faith and by appropriate proceedings, if such Person shall have made on its books provisions reasonably deemed by it to be adequate therefor;

(ix)

construction, contractors’, mechanics’, carriers’, warehousemen’s, suppliers’ and materialmen’s liens and liens in respect of vacation pay, workers’ compensation, unemployment insurance or similar statutory obligations, provided the obligations secured by such liens are not yet due and payable and, in the case of construction liens, which have not yet been filed or for which the Corporation has not received written notice of a lien;

(x)

liens arising from court or arbitral proceedings, provided that the claims secured thereby are being contested in good faith by the Corporation or a Subsidiary; execution thereon has been stayed and continues to be stayed; and such liens do not, in the aggregate, materially detract from the value of the assets of the Corporation or materially impair the use thereof in the business of the Corporation;

(xi)

any Encumbrance resulting from the excess of the amount of any taxes, rates, assessments or governmental charges or levies for which final assessments have not been received over and above the amount of such taxes, rates, assessments or governmental charges or levies as estimated by a responsible officer of such Person;

(xii)

all rights reserved to or vested in any governmental authority by the terms of any lease, licence, franchise, grant or permit held by such Person or by any statutory provision to terminate any such lease, licence, franchise grant or permit or to require annual or periodic payments as a condition of

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the continuance thereof or to distrain against or to obtain a lien on any property or assets of such Person in the event of failure to make such annual or other periodic payments;

(xiii)

liens in connection with any Capital Lease to the extent they are limited to the assets which are the subject of such Capital Leases (or other agreement carrying the right to use);

(xiv)

Purchase Money Security Interests;

(xv)

the Security Interest;

(xvi)

security interests (which, at the option of the Corporation, shall rank prior to the Security Interest) securing the Indebtedness incurred by the Corporation with any Schedule I chartered bank in Canada or any such similar grade banking institution in the United States, in respect of a term facility and/or a revolving operating line of credit with, and irrevocable letters of guarantee issued by, any such institution that acts as operating lender to the Corporation, to an aggregate maximum principal amount of $1,000,000;

(xvii)

the security interests in accounts receivable evidenced by documents titled “general assignment of accounts receivable” dated the date hereof and issued by the Corporation to the holders of the Related Party Notes;

(xviii)

such other liens as may be consented to in writing by the Holder; and

(xix)

the extension, renewal or refinancing of any of the above;

(ii)

“Permitted Indebtedness” means in respect of the Corporation and the Subsidiaries,

(i)

Indebtedness incurred pursuant to this Debenture:

(ii)

Indebtedness incurred on or prior to the date of this Debenture (and any related security interest), provided that such Indebtedness (and any related security interest) has been validly and absolutely postponed and subordinated in right of payment and collection to the repayment in full of the Obligation; and

(iii)

Indebtedness secured by Permitted Encumbrances;

(jj)

“Person” includes any individual, corporation, company, partnership, association state, trust or government or any agency of political subdivision of any government;

(kk)

“Principal” means the principal amount of indebtedness outstanding from time to time under this Debenture, which is initially the amount specified on the face page of this Debenture;

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(ll)

“Proceeds”, of any Collateral, means property in any form derived, directly or indirectly, from any dealing with such Collateral or the proceeds therefrom and includes any payment representing indemnity or compensation for loss or damage to such Collateral or proceeds therefrom, including, without limitation, insurance proceeds;

(mm)

“Purchase Money Security Interest” means any Encumbrance given, assumed or arising by operation of law, including Capital Leases, to provide or secure, or to provide the obligor with funds to pay, the whole or any part of the consideration for the acquisition of property where the principal amount of the obligation secured by such Encumbrance is secured only by the property being acquired by the obligor, and includes the renewal or refinancing of any such Encumbrance upon the same property provided that the indebtedness secured and the security therefor are not increased thereby;

(nn)

“Reasonable Expenses” means any and all reasonable expenses incurred from time to time by the Holder or any Receiver in connection with the protection, perfection or preservation of the security and other rights constituted hereby, in enforcing payment or performance of the Obligations or any part thereof or in locating, taking possession of, transporting, holding, repairing, processing, preparing for and arranging for the disposition of and/or disposing of the Collateral or in contemplation of any of the foregoing and any and all other reasonable expenses incurred by the Holder or any Receiver as a result of the Holder or such Receiver exercising any of its rights or remedies hereunder or at law, including, without in any way limiting the generality of the foregoing, any and all legal expenses including those incurred in any legal action or proceeding or appeal therefrom commenced or taken in good faith by the Holder and any and all fees and disbursements of any counsel, accountant or valuator or any similar Person employed by the Holder in connection with any of the foregoing and the costs of insurance and intellectual property prosecutions and administrative proceedings and payment of taxes (other than taxes relating to the income of the Holder), maintenance fees and other charges incurred in retaking, holding, repairing, processing and preparing for disposition and disposing of the Collateral;

(oo)

“Receiver” means a receiver, a reorganization manager or any similar Person appointed in accordance with Section 3 of Schedule “C”;

(pp)

“Related Party Notes” means the promissory notes dated the date hereof and issued by the Corporation to (i) Keith Kretschmer in the principal amount of US$400,000 and (ii) Roy Trivett in the principal amount of $85,000;

(qq)

“Security Documents” has the meaning ascribed thereto in Section 8.1;

(rr)

“Security Interest” has the meaning ascribed thereto in Section 1(a) of Schedule “C”;

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(ss)

“Subscription Agreement” means the agreement entered into between the Corporation and the Holder as of even date herewith in respect of the subscription by the Holder for the Debenture and the Warrant;

(tt)

“Subsidiary” means any corporation, partnership or trust of which more than 50% of the outstanding shares or interests of any class carrying voting rights are beneficially owned, directly or indirectly, by the Corporation, including, without limitation, the entities listed in Schedule “A”, and “Subsidiaries” means all of the Subsidiaries;

(uu)

“Technology” means all technology created, developed or acquired by the Corporation and each of the Subsidiaries whether or not patented or patentable and whether or not fixed in any medium whatsoever, including without limitation, all inventions, know how, techniques, processes, procedures, methods, trade secrets, research and technical data, records, formulae, designs, sketches, patterns, specifications, blue prints, flow charts or sheets, equipment and parts lists and descriptions, samples, reports, studies, findings, algorithms, instructions, guides, manuals, and plans for new or revised products and/or services;

(vv)

“Trade Marks” means the trade marks, trade names, trade styles, service marks, certification marks, prints and labels held by the Corporation from time to time, including, without limitation, those identified in Appendix 1 to Schedule “C”, and all similar, present or future marks, styles, prints or labels and all applications, registrations and recordings thereof in Canada, the United States of America or elsewhere, including every renewal, reissue or other extension of any registration or recording;

(ww)

“TSXV” means the TSX Venture Exchange; and

(xx)

“Warrant” means the warrant to purchase 2,350,000 Common Shares issued by the Corporation to the Holder as of even date herewith.

1.2.

Interpretation

For the purposes of this Debenture, except as expressly provided or unless the context requires otherwise:

(a)

the headings used throughout this Debenture are for ease of reference only and shall not in any way affect the meaning or interpretation of this Debenture;

(b)

any reference herein to a numbered or lettered part or section refers to the specified part or section of this Debenture;

(c)

“hereto”, “herein”, “hereof”, “hereunder” and similar expressions refer to this Debenture and not to any particular part or section of this Debenture;

(d)

any words or expressions contained in this Debenture which impart the singular number include the plural number and vice versa;

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(e)

any words or expressions contained in this Debenture which impart any gender include all genders; and

(f)

all dollar amounts expressed herein refer to lawful currency of Canada.

1.3.

Schedules

The following schedules attached hereto are hereby incorporated into and form part of this Debenture:

Schedule “A”	*	Subsidiaries
Schedule “B”	*	Conversion Notice
Schedule “C”	*	Security Interest
Schedule “D”	*	Material Contracts
Schedule “E”	*	Covenants

1.4.

Proper Law and Attornment

This Debenture and all matters arising hereunder shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.  Each of the parties hereto irrevocably and unconditionally, with respect to any matter or thing arising out of or pertaining to this Debenture, hereby attorns and submits to the non-exclusive jurisdiction of the courts of the Province of Ontario for the determination of all matters arising pursuant to this Debenture.

1.5.

Non-Business Days

Whenever any payment hereunder (whether in regard to Principal, Interest or otherwise) shall become due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day.  During an extension under this Section 1.5 of any due date for payment of any Principal sum, Interest shall be payable to the date of actual payment of such Principal sum at the rate payable hereunder.

1.6.

Application of Payments

All payments made in respect of the repayment of this Debenture shall be applied firstly to payment of costs, secondly to payment of Interest and thirdly to payment of Principal.

ARTICLE 2.
DEBENTURE

2.1.

Indebtedness

The Corporation for value received hereby promises to pay to or to the order of the Holder on the Maturity Date, the Principal.  On the Maturity Date, or earlier as required by Section 7.2 hereof, payment of Principal is to be made in lawful money of Canada at the address of the Holder set out in Section 9.1 or other location designated by the Holder by notice to the Corporation.

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2.2.

No Prepayment

The Corporation shall not be entitled to prepay all or any portion of the Principal.  The Corporation may prepay interest on the Principal in accordance with Section 3.3 hereof.

ARTICLE 3.
INTEREST

3.1.

Interest

The Corporation shall pay interest on the Principal (“Interest”) commencing July 12, 2006 at a rate of eight percent (8%) per annum (the “Interest Rate”) calculated monthly and payable quarterly in arrears on September 12, December 12, March 12 and June 12 of each year (each an “Interest Payment Date”) until full and complete payment or conversion of this Debenture.  In the event of the conversion of this Debenture in its entirety pursuant to Article 4 hereof, such conversion date shall be an Interest Payment Date and the payment of interest to be made on such date shall represent the interest accrued for the period commencing on the last Interest Payment Date until such conversion date. Interest on interest accrued and unpaid when due shall bear interest at the same rate as the interest on which it is calculated, and shall be calculated and payable as provided for in Section 3.2.

3.2.

Default Interest

At any time, upon a default in the payment by the Corporation of principal or interest or any other amount due to the Holder under this Debenture, the Corporation shall pay to the Holder interest on such overdue amount at a rate per annum equal to the Interest Rate.  The Interest on overdue amounts shall be payable to the Holder on demand and shall be calculated on a daily basis and compounded quarterly from the date such amount becomes due and payable and for as long as such amount remains unpaid.

3.3

Prepaid Interest

On the date of this Debenture the Corporation shall prepay $128,000 (the “Interest Prepayment”) which shall be applied by the Holder towards interest up to July 12, 2007.  The Corporation shall not be obligated to make any other interest payment until the interest payment due on September 12, 2007.  The interest payment to be made on September 12, 2007 shall represent the accrued interest for the period commencing on July 12, 2007 until September 12, 2007.  In the event of the conversion of this Debenture in its entirety pursuant to Article 4 hereof, prior to July 12, 2007 the Holder shall pay to the Corporation amount equal to the Interest Prepayment less interest on the Principal at the Interest Rate up to the conversion date.

ARTICLE 4.
CONVERSION

4.1.

Optional Conversion

(a)

Subject to the provisions of this Debenture, the Holder may, at its option, at any time from the date of issuance of this Debenture, in whole or in part, by delivering to the Corporation this Debenture together with the conversion notice attached as

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Schedule “B” hereto (the “Conversion Notice”) duly executed by the Holder, indicating what portion of the Principal the Holder then wishes to convert, convert all or any of the Principal into Common Shares, and the Principal will be deemed to be reduced accordingly.

(b)

The Principal will be converted into Common Shares at the Conversion Price and the Conversion Price will be subject to adjustment in accordance with Article 5.

(c)

The completion by the Holder of a Conversion Notice and delivery of same to the Corporation for conversion shall be deemed to create and constitute a contract between the Holder and the Corporation whereby (i) the Holder or its nominee designated in the Conversion Notice subscribes for the number of Common Shares which the Holder shall be entitled to receive upon such conversion of the Principal stated in the Conversion Notice; (ii) provided the Common Shares so subscribed for are issued as fully paid and non-assessable, the indebtedness under this Debenture is satisfied and discharged to the extent this Debenture is converted; and (iii) the Corporation and the Holder agree that the satisfaction and discharge of the Indebtedness under this Debenture evidenced by this Debenture, to the extent of the Principal so converted, and completion of conversion, constitutes full payment of the subscription price for the Common Shares issuable on such conversion and thereafter such portion of the Principal under this Debenture shall not be considered outstanding hereunder and the Holder shall have no right with respect to such Principal except to receive the certificate for Common Shares.  With respect to the Common Shares, as required from time to time under the securities legislation which governs the Corporation or any hold period imposed by a regulatory authority, the Holder agrees to be bound by any applicable hold period.  The certificates evidencing the Common Shares shall contain the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE NOVEMBER 13, 2006.”

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL NOVEMBER 13, 2006.”

(d)

Concurrently with the surrender of this Debenture for conversion pursuant to this Article 4, the Corporation will provide to the Holder a receipt acknowledging the Corporation’s obligation to issue Common Shares to the Holder.  As promptly as practicable after the surrender or deemed surrender of this Debenture for conversion pursuant to this Section 4.1(d) (and in any event within five Business Days), the Corporation will issue and/or deliver, as the case may be, to the Holder or its nominee(s) a certificate or certificates representing the number of fully paid

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and non-assessable Common Shares into which all or any portion of the Principal has been converted.

(e)

Upon conversion pursuant to this Article 4, the Debenture shall be deemed cancelled and the Principal evidenced hereby shall be and shall be deemed to be fully satisfied and discharged, and, if any Principal or Interest remains outstanding under this Debenture after giving effect to such conversion, the Corporation will issue a new Debenture, in form identical to this Debenture, except that it will be equal in principal amount to the amount of the Principal amount outstanding immediately following the conversion.

(f)

The conversion of this Debenture pursuant to this Article 4 will be deemed to have been made at the close of business on the date on which the Conversion Notice is received by the Corporation so that the Holder’s rights in respect of the converted portion of the Principal will terminate at that time and the Person or Persons entitled to receive Common Shares into which the whole or any part of this Debenture is converted will be treated, as between the Corporation and that Person or Persons, as having become the holder or holders of record of the Common Shares at that time.

(g)

As a condition precedent to taking any action which would require an adjustment or readjustment of the Conversion Price pursuant to Article 5, the Corporation will take any action which may, in the opinion of its counsel, be necessary for the Corporation to validly and legally issue, as fully paid and non-assessable common shares, all the Common Shares which the Holder is entitled to receive on the conversion of the Debenture.  The Corporation agrees that it will at all times keep sufficient Common Shares reserved for the purpose of issue upon conversion of the Debenture.  All Common Shares will be duly and validly issued as fully paid and non-assessable common shares in the capital of the Corporation.

4.2

Mandatory Conversion

The Corporation shall be entitled, at its option, to require the Holder to exercise the conversion right provided for in the preceding Section 4.1 in respect of the aggregate outstanding Principal amount due to the Holder under the Debenture if, at any time during the period from July 12, 2009 to the Maturity Date:

(i)

the Current Market Price of the Common Shares is above the Conversion Price of the Common Shares such that the aggregate net value of the Common Shares that would be issued to the Holder (at the Current Market Price) would provide the Holder with the Internal Rate of Return as at the Conversion Date; and

(ii)

during a continuous 30 trading day period, the daily average trading volume of the Common Shares of the Corporation on the TSXV (or, if applicable, the Toronto Stock Exchange) on which the Common Shares are listed and posted for trading is at least 80,000 Common Shares.

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ARTICLE 5.
ADJUSTMENT OF CONVERSION RIGHTS

5.1.

Definitions

In this Article 5, the following terms have the following meanings:

“Current Market Price” at any particular date means the volume weighted average trading price of the Common Shares on the TSXV (or, if the Common Shares are not then listed and posted for trading on the TSXV, on any other stock exchange in Canada on which the Common Shares are listed and posted for trading as may be selected for that purpose by the Board) during the 30 consecutive trading days ending on a date not earlier than the fifth trading day before the particular date; and for the purposes hereof, “trading day” means a day on which the relevant stock exchange is open for business and the Common Shares may be traded on that exchange on that day;

“Dividend Paid in the Ordinary Course” means a dividend paid on the Common Shares in any financial year of the Corporation, whether in

(i)

cash,

(ii)

securities of the Corporation, including rights, options or warrants to purchase any securities or property of the Corporation or other assets of the Corporation (but excluding rights, options or warrants referred to in Section 5.3(b) and rights, options or warrants referred to in parentheses in Section 5.3(c)(iv)), or

(iii)

property or other assets of the Corporation,

in each case to the extent that the amount or value of such dividend together with the amount or value of all other such dividends theretofore paid in such financial year (any such securities, property or other assets so distributed to be valued at the fair market value of such securities, property or other assets, as the case may be, as determined by the Board, which determination shall be conclusive) does not exceed the greater of:

(i)

150% of the greater of

(A)

the aggregate amount of dividends paid by the Corporation on the Common Shares in the period of twelve (12) consecutive months ended immediately prior to the first day of such financial year; and

(B)

one-third of the aggregate amount of dividends paid by the Corporation on the Common Shares in the period of thirty-six (36) consecutive months ended immediately prior to the first day of such financial year; or

(ii)

100% of the consolidated net income of the Corporation before extraordinary items (but after dividends payable on all shares ranking prior to, or on a parity with the Common Shares, with

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respect to the payment of dividends) for the period of twelve (12) consecutive months ended immediately prior to the first day of such financial year, such consolidated net income, extraordinary items and dividends to be as shown in the audited consolidated financial statements of the Corporation for such period of twelve (12) consecutive months or if there are no audited consolidated financial statements for such period, computed in accordance with GAAP, consistent with those applied in the preparation of the most recent audited consolidated financial statements of the Corporation; and

“Equity Shares” means the Common Shares and any shares of any other class or series of the Corporation which may from time to time be authorized for issue if by their terms such shares confer on the holders thereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation beyond a fixed sum or a fixed sum plus accrued dividends.

5.2.

Adjustment in Rights

(a)

If, at any time after the date hereof and prior to the Maturity Date, there is a reclassification of the outstanding Common Shares or change of the Common Shares into other shares or securities or any other capital reorganization of the Corporation or a consolidation, merger or amalgamation of the Corporation with or into any other corporation (any such event being called a “Capital Reorganization”), the Holder shall be entitled to receive and shall accept for the same aggregate consideration, upon the conversion of this Debenture at any time after the Capital Reorganization, in lieu of the number of securities to which it was theretofore entitled upon such exercise, the kind and amount of shares or other securities of the Corporation or of the corporation resulting from the Capital Reorganization that the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the record date on which the holders of Common Shares are determined for the purpose of the Capital Reorganization (the “relevant record date”), it had been the holder of record of the number of Common Shares in respect of which the Debenture is being converted, and such shares or other securities shall be subject to adjustment thereafter in accordance with provisions which are the same, as nearly as may be possible, as those contained in this Article 5; provided that no such Capital Reorganization shall be implemented unless all necessary steps have been taken so that the Holder shall be entitled to receive the kind and amount of shares or other securities of the Corporation or of the corporation resulting from the Capital Reorganization as provided above.

(b)

If, at any time after the date hereof and prior to the Maturity Date, any adjustment in the Conversion Price shall occur as a result of:

(i)

an event referred to in Section 5.3(a);

(ii)

the fixing by the Corporation of a record date for an event referred to in Section 5.3(b); or

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(iii)

the fixing by the Corporation of a record date for an event referred to in Section 5.3(c) if such event constitutes the issue or distribution to the holders of all of its outstanding Common Shares of (i) Equity Shares, or (ii) securities exchangeable for or convertible into Equity Shares at an exchange or conversion price per share less than the Current Market Price on such record date, or (iii) rights, options or warrants to acquire Equity Shares or securities exchangeable for or convertible into Equity Shares at an exercise, exchange or conversion price per share less than the Current Market Price on such record date;

then the number of securities purchasable upon the subsequent conversion of the Debenture shall be adjusted simultaneously with the adjustment to the Conversion Price provided in Section 5.3 by multiplying the number of securities issuable upon the conversion of the Debenture immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the Conversion Price.

5.3.

Adjustment in Conversion Price

The Conversion Price shall be subject to adjustment from time to time as follows:

(a)

If, at any time after the date hereof and prior to the Maturity Date, the Corporation:

(i)

subdivides its outstanding Common Shares into a greater number of shares,

(ii)

consolidates its outstanding Common Shares into a smaller number of shares, or

(iii)

issues Common Shares to the holders of all of its outstanding Common Shares by way of a stock dividend or other distribution other than a Dividend Paid in the Ordinary Course,

(any of such events being called a “Common Share Reorganization”), the Conversion Price shall be adjusted effective immediately upon the completion of the Common Share Reorganization (the “relevant record date”) by multiplying the Conversion Price in effect immediately prior to the record date on which the holders of Common Shares are determined for the purpose of the Common Share Reorganization by a fraction:

(A)

the numerator of which shall be the number of Common Shares outstanding on the relevant record date before giving effect to the Common Share Reorganization; and

(B)

the denominator of which shall be the number of Common Shares outstanding on the relevant record date after giving effect to the Common Share Reorganization.

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(b)

If, at any time after the date hereof and prior to the Maturity Date, the Corporation fixes a record date for the issue of rights, options or warrants to the holders of all of its outstanding Common Shares (the “relevant record date”) under which such holders are entitled, during a period expiring not more than 45 days after the relevant record date (the “Rights Period”), to subscribe for or purchase Common Shares at a price per share, or securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share less than 95% of the Current Market Price on the relevant record date (any of such events being called a “Rights Offering”), the Conversion Price shall be adjusted effective immediately after the end of the Rights Period by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)

the numerator of which shall be the aggregate of:

(A)

the number of Common Shares outstanding on the relevant record date, and

(B)

the number determined by dividing (1) either (a) the product of the number of Common Shares issued or subscribed for during the Rights Period under the Rights Offering and the price at which such Common Shares were offered, or, as the case may be, (b) the product of the exchange or conversion price of the securities exchangeable for or convertible into Common Shares and the number of Common Shares for, or into which the securities so offered pursuant to the Rights Offering could have been exchanged or converted during the Rights Period, by (2) the Current Market Price on the relevant record date; and

(ii)

the denominator of which shall be, in the case of Section 5.3(b)(i)(B)(1)(a), the number of Common Shares outstanding on the relevant record date plus the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering and, in the case of Section 5.3(b)(i)(B)(1)(b), the number of Common Shares outstanding on the relevant record date plus the number of Common Share for  or into which the securities so offered pursuant to the Rights Offering could have been exchanged or converted during the Rights Period.

If the Debenture has been converted during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period for that Rights Offering then, in addition to the securities to which the Holder is otherwise entitled upon such exercise pursuant to this Debenture, the Holder shall be entitled to that number of additional securities which, when added to the number of securities to which the Holder is entitled upon such exercise, equals the number of securities to which the Holder would have been entitled upon exercise if the Holder had converted the Debenture immediately after the end of the Rights Period and after giving effect to the adjustment of the Conversion Price provided for in this Section 5.3(b).  Such additional Common

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Shares shall be deemed to have been issued to the Holder immediately following the end of the Rights Period.

(c)

If, at any time after the date hereof and prior to the Maturity Date, the Corporation fixes a record date (the “relevant record date”) for the issue or distribution to the holders of all of its outstanding Common Shares of:

(i)

shares of any class in its capital,

(ii)

evidences of its Indebtedness,

(iii)

assets or property, or

(iv)

rights, options or warrants to subscribe for or purchase any of the foregoing (other than rights, options or warrants to purchase Common Shares exercisable within 45 days of the date of issue of the rights, options or warrants at a price per share equal to or greater than 95% of the Current Market Price), and if such issue or distribution does not constitute a Common Share Reorganization, a Rights Offering or a Dividend Paid in the Ordinary Course (any of such events referred to in Sections 5.3(c)(i) through 5.3(c)(iv) being called a “Special Distribution”), the Conversion Price shall be adjusted immediately after the Special Distribution by multiplying the Conversion Price in effect on the relevant record date by a fraction:

(A)

the numerator of which shall be the difference obtained when (a) the amount by which the aggregate fair market value of the shares, rights, options, warrants, evidences of Indebtedness or assets or property, as the case may be, which are distributed in the Special Distribution exceeds the fair market value of the consideration, if any, received therefor by the Corporation, is subtracted from (b) the product obtained when the number of Common Shares outstanding on the relevant record date is multiplied by the Current Market Price on the relevant record date; and

(B)

the denominator of which shall be the product obtained when the number of Common Shares outstanding on the relevant record date is multiplied by the Current Market Price on the relevant record date;

provided that no such adjustment shall be made if the result of such adjustment would be to increase the Conversion Price in effect immediately following the Special Distribution.  Any determination of fair market value shall be made by the Board and their determination shall be conclusive.

(d)

Notwithstanding any other provision of this Debenture, if at any time and from time to time after the date of this Debenture, the Corporation completes any new

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round of equity or convertible debt financing (the “Equity Financing”) (i) at a price per share less than the then-current Conversion Price (the “Lower Price”), then the Conversion Price shall be deemed to be the Lower Price, or (ii) that provides such investor with a liquidation preference, then the Conversion Price and other terms of this Debenture (including, if applicable, the securities that the Principal is convertible into) shall be amended on terms that are acceptable to the Holder, provided, however, that in no event shall the Conversion Price be adjusted under this subsection (d) to a price lower than $0.20 (as adjusted, if applicable, in the same manner as the Conversion Price is adjusted under Article 5).  For greater certainty, the conversion of any convertible debt of the Corporation that is outstanding on the date of this Debenture, the exercise of any warrants of the Corporation that are outstanding on the date of this Debenture and the exercise of any stock options from time to time is not an Equity Financing.

5.4.

Rules for Adjustment in Rights and Exercise Price

For the purpose of this Article 5:

(a)

The adjustments provided for in this Article 5 are cumulative and shall be made successively wherever an event referred to in a particular section of this Article occurs, subject to the following provisions of this Article.

(b)

No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price and no adjustment shall be made in the number of securities issuable on conversion of the Debenture unless it would result in a change of at least one-hundredths of a Common Share; provided, however, that any adjustments which, by reason of this section, are not required to be made shall be carried forward and taken into account in a subsequent adjustment and so on.

(c)

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any computation under Section 5.3.

(d)

No adjustment to the Conversion Price shall be made in respect of any event described in Section 5.3 (other than the events referred to in Sections 5.3(a)(i) and 5.3(a)(ii)) if the Holder is entitled to participate in such event on the same terms as though, and to the same effect as if, it had converted this Debenture in full prior to or on the effective date or record date of such event, provided that such participation is subject to all necessary regulatory approval, including approval of the TSXV.

(e)

If the Board does not fix a record date for a Common Share Reorganization, Special Distribution or Rights Offering, the Corporation shall be deemed to have fixed as the record date therefor the close of business on the day on which the Board authorizes the making of the Common Shares Reorganization, Special Distribution or Rights Offering, as the case may be.

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(f)

If any question at any time arises with respect to the Conversion Price or the number of Common Shares issuable upon the conversion of this Debenture, such question shall be conclusively determined by the Auditors from time to time of the Corporation, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the Corporation with the concurrence of the Holder, and any such determination shall be binding upon the Holder, the Corporation and all shareholders.  If any such determination is made, the Corporation shall deliver a certificate to the Holder describing such determination.

(g)

As a condition precedent to the taking of any action which would require any adjustment to the conversion rights or Conversion Price, the Corporation must have taken all action which may be necessary in order that the Corporation shall have issued and reserved in its authorized capital and may validly and legally issue as fully-paid and non-assessable all of the Common Shares or other securities which the Holder is entitled to receive on full conversion hereof in accordance with the provisions hereof.

(h)

In the case where the Corporation, after the date of issuance of this Debenture, takes any action affecting the Common Shares, other than an action described in Article 5, which in the opinion of the Board would materially affect the rights of the Holder, the Conversion Price will be adjusted in such manner, if any, and at such time by action by the Board but subject in all cases to any necessary regulatory approval.  Failure of the taking of action by the Board so as to provide for an adjustment on or prior to the effective date of any action by the Corporation affecting the Common Shares will be conclusive evidence that the Board has determined it to be equitable to make no adjustment.

(i)

No adjustment will be made to Rights or the Conversion Price in the event of any grant of options pursuant to the Corporation’s 2006 Stock Option Plan, as amended from time to time.

5.5.

Notice of Adjustment in Exercise Price and Rights

(a)

At least fourteen (14) days prior to the effective date or record date, as the case may be, of any event which requires or might require an adjustment pursuant to this Article 5, the Corporation shall deliver to the Holder a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment.

(b)

In case any adjustment for which a notice in Section 5.5(a) has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable deliver to the Holder a certificate of the Corporation containing a computation of such adjustment.

5.6.

Corporation to Reserve Shares

The Corporation covenants with the Holder that the Corporation will at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issue upon

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conversion of this Debenture as provided in this Article 5 and/or exercise of the Warrant as provided therein, and issue to the Holder or its nominee upon exercise of the conversion rights hereunder or exercise of the Warrant thereunder, such number of Common Shares as will then be issuable upon the conversion of this Debenture or exercise of the Warrant, as applicable.

5.7.

Applicable Securities Legislation

The Corporation will not, directly or indirectly, do any act or thing or, to the extent that it is able, permit any act or thing to be done, which would remove or deny any registration or prospectus exemption available under any applicable securities legislation with respect to the issuance of Common Shares upon the exercise of the conversion rights contained in this Debenture and/or exercise of the Warrant as provided therein.

ARTICLE 6.
REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1.

Corporation’s Positive Covenants

The Corporation covenants and agrees that so long as this Debenture is outstanding:

(a)

Punctual Payment.  It will duly and punctually pay or cause to be paid all amounts payable by the Corporation to the Holder hereunder at the times and in the manner provided for herein;

(b)

Use of Proceeds.  Principal amounts advanced under this Debenture shall be used to expand the Corporation’s business in accordance with the business plan of the Corporation dated on or about June 6, 2006 (a copy of which has previously been provided to the Holder), to repay indebtedness previously incurred by the Corporation in the aggregate principal amount of $500,000 and for general working capital requirements;

(c)

Conduct of Business.  Other than Sunaptic Solutions Incorporated, it will and will cause each of its Subsidiaries to do all things necessary or desirable to maintain its and their respective corporate existence in its and their respective present jurisdictions of incorporation, maintain its and their respective corporate power and capacity to own its and their respective properties and assets, and carry on its and their respective businesses in a commercially reasonable manner, and it will forthwith advise the Holder in writing if any of its Subsidiaries  starts to carry on an active business or proposes to provide a guarantee or any security to any Person;

(d)

Maintain Property and Assets.  It will maintain and cause each of its Subsidiaries to maintain all of its and their property and assets in good repair and working condition, consistent with the industry standards, reasonable wear and tear excepted, and continue to carry on its and their business as presently conducted and in compliance with all licences and permits and maintain its and their books and records in a manner consistent with good business practice and in a manner sufficient to permit the Holder to confirm compliance by the Corporation with the Corporation’s covenants hereunder;

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(e)

Inspection.  It will at any reasonable time and from time to time upon reasonable prior notice, permit the Holder or representatives thereof to conduct inspections of the books and records of the Corporation and its Subsidiaries and to make copies thereof, and to discuss the affairs, finances and accounts of the Corporation and its Subsidiaries with the Auditors and officers of the Corporation;

(f)

Other Obligations.  It will pay or cause to be paid and cause each of its Subsidiaries to pay or cause to be paid when required all amounts related to taxes, wages, workers’ compensation obligations, government royalties or pension fund obligations and any other amount which may result in an Encumbrance against the assets of the Corporation or any of its Subsidiaries arising under any statute or regulation, other than a Permitted Encumbrance or to make adequate reserve for any such amount, the payment of which is being contested;

(g)

Compliance with Applicable Law and Contracts.  It will do or cause to be done or cause each of its Subsidiaries to do or cause to be done all acts necessary or desirable to comply with all applicable, federal, provincial and municipal laws, requirements, standards, the non-compliance with which could have a Material Adverse Effect upon it or any Subsidiary.  It will and will cause each of its Subsidiaries to comply with the requirements of all Material Contracts to which it and they respectively are parties or by which respectively it and they or its and their properties are bound, non-compliance with which would, singly or in the aggregate, have a Material Adverse Effect upon its or any one of its Subsidiaries’ respective business, property, financial condition or prospects;

(h)

Accounting Methods and Financial Records.  It will and will cause each of its Subsidiaries to maintain a system of accounting which is established and administered in accordance with GAAP, keep adequate records and books of account in which accurate and complete entries shall be made in accordance with GAAP reflecting all transactions required to be reflected by such accounting principles and keep accurate and complete records of any property owned by it and each of them, respectively;

(i)

Financial Statements.  It will provide the Holder with (i) within 30 days of each month end, an income statement and balance sheet report for such month, in the same format as the Corporation’s quarterly financial statements without notes thereto, and (ii) audited and unaudited financial statements for the Corporation in accordance with applicable corporate and securities laws;

(j)

Payment of Taxes and Claims.  It will and will cause each of its Subsidiaries to:

(i)

pay and discharge all lawful claims for labour, material and supplies;

(ii)

pay and discharge all obligations which may result in liens on its or their assets;

(iii)

pay and discharge all taxes payable by it and each of them, respectively; and

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(iv)

withhold and collect all taxes required to be withheld and collected by it and each of them, respectively, and remit such taxes to the appropriate governmental body at the time and in the manner required; provided that nothing in this Section 6.4(j) shall preclude the Corporation from contesting in good faith any of the matters referred to therein if it makes an adequate reserve for any such amount, the payment of which is being contested;

(k)

Notice of Event of Default.  It will, as soon as it shall become aware of the same, give notice to the Holder of any Default, Event of Default, or the occurrence or non-occurrence of any event which constitutes, or which with the passage of time or giving of notice or both would constitute, a material default under any other agreement to which it or any Subsidiary is a party or by which it or any Subsidiary or any of its or their properties may be bound, giving in each case the details thereof and specifying the action proposed to be taken with respect thereto, regarding the Corporation or any Subsidiary of the Corporation;

(l)

Insurance.  The Corporation shall maintain and cause its Subsidiaries to maintain insurance on its and their respective properties and assets and for the operation of its and their respective businesses in such amounts and against such risks as would be customarily obtained and maintained by a prudent owner of similar properties and assets operating a similar business (including without limitation appropriate liability insurance, including, within 60 days of the date of this Debenture, directors and officers liability and corporate reimbursement insurance (the “D&O Policy”) with responsible insurers in accordance with acceptable industry standards for coverage in the amount and on terms acceptable to the Purchaser, acting reasonably), and shall provide certified copies of such policies to the Holder upon request.  Such policies of insurance shall include coverage against loss or damage of its property and assets by fire and other hazards, and business interruption insurance.  All such insurance policies relating to such properties and assets of the Corporation shall name the Holder as loss payee as its interest may appear and copies thereof or certificates in respect of the coverage provided thereby shall be delivered to the Holder upon request.  The Corporation shall pay all premiums in respect of such insurance when due and shall promptly furnish the Holder upon request with receipts or other satisfactory evidence of the payment thereof.  As of the date hereof, none of the Corporation, its Subsidiaries or any officer or director thereof are aware of any outstanding or pending insurance claims involving the Corporation, its Subsidiaries or any officer or director thereof, or has reason to believe that any existing insurance policy will not be renewed on its renewal date;

(m)

Compliance with Securities Legislation and Matters.  The Corporation shall comply with the requirements of all applicable securities laws and the regulations thereunder and shall take no step with a view to, or which would result in, the Corporation ceasing to be a reporting issuer (or its equivalent) in good standing under the securities laws of the United States, Alberta and British Columbia or the regulations thereunder or under the securities laws of any other jurisdiction;

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(n)

Maintain Listing.  The Corporation shall continuously maintain the listing of its Common Shares on the TSXV or upon such other stock exchange as may be acceptable to the Holder and shall use reasonable efforts to ensure that all Common Shares which are issuable upon the exercise of the conversion rights hereunder and/or the exercise of the Warrant are listed on such stock exchange as and when issued;

(o)

Intellectual Property.  The Corporation shall: (i) as and to the extent considered by the Corporation to be appropriate in the Corporation’s good faith judgment, reasonably exercised, undertake reasonable acts to maintain and preserve the Patents and Intellectual Property and the rights under any Patent licenses, including, but not limited to, timely prosecution of all applications for the registration of same, defending administrative and legal challenges to their validity, filing of affidavits and declarations of use and incontestability, where applicable, and renewals and initiating opposition or cancellation proceedings or litigation against users of the same or confusingly similar marks who seriously threaten the validity or rights of the Corporation in its Patents and Intellectual Property; (ii) as and to the extent considered by the Corporation to be appropriate in the Corporation’s good faith judgment, reasonably exercised, have the duty (A) to prosecute diligently any patent application of the Patents and any trade mark or service mark application of the Trade Marks pending as of the date hereof or thereafter until termination of this Debenture, (B) to make application on the Corporation’s unpatented but patentable inventions and on the Corporation's trade marks and service marks, as is appropriate in the Corporation's good faith judgment, and (C) to use its best efforts to preserve and maintain all rights in patent applications of the Patents and in trade mark and service mark applications and trade mark and service mark registrations of the Trade Marks; and (iii) maintain the confidentiality and secrecy of all trade secrets included in the Patent collateral and will establish and maintain confidentiality protocols and procedures (including use of confidentiality agreements) customarily established and implemented by a prudent owner of similar properties and assets operating a similar business.  Any expenses incurred in connection with such applications shall be borne by the Corporation, including the timely payment of maintenance fees in the correct categories;

(p)

Specified Covenants.  The Corporation shall comply with the covenants set out in Schedule "E"; and

(q)

Sunaptic Solutions Incorporated.  The Corporation shall forthwith start the process to have Sunaptic Solutions Incorporated wound up, and shall use its commercially reasonable best efforts to have such winding up process completed as soon as reasonably practicable.

6.2.

Corporation’s Negative Covenants

The Corporation hereby covenants and agrees with the Holder that it will not, so long as any amount owing hereunder shall remain unpaid, and it will not permit or cause any of its Subsidiaries to, without the prior written consent of the Holder:

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(a)

Security Interests.  Create, issue, incur, assume or permit to exist any Encumbrance on any of its property other than (i) Encumbrances in favour of the Holder; and (ii) Permitted Encumbrances, nor do or permit anything to adversely affect the ranking or validity of the Security Interest except by incurring a Permitted Encumbrance.

(b)

Change in Nature of Business.  Make or permit or cause any Subsidiary to make any material change in the nature of its or their respective existing business, including, without limitation, the acquisition or transfer of any material assets or any Material Contracts among any of the Subsidiaries or the Corporation and the Subsidiaries, provided that the Corporation and its Subsidiaries shall be permitted to enter into transfer pricing arrangements within the corporate group.

(c)

Mergers.  Enter into any transaction (whether by way of reconstruction, reorganization, consolidation, dissolution or otherwise) whereby all or any substantial part of its undertaking, property or assets would become the property of any other Person or, in the case of any such amalgamation, of the continuing corporation resulting therefrom.

(d)

Disposal of Assets.  Directly or indirectly, license, sell, lease, assign, transfer, abandon, convey or otherwise dispose of any of its undertaking or assets or any of the undertaking or assets of any of its Subsidiaries (including any capital stock of or interests in any of its Subsidiaries or other corporation or Person) except as follows:

(i)

the Corporation or any of its Subsidiaries may, in the ordinary course of business, license software, sell any inventory or other assets that are customarily sold by the Corporation or such Subsidiary as part of the normal operation of its respective business; and

(ii)

the Corporation or any of its Subsidiaries may, in the ordinary course of business, sell equipment, fixtures, materials or supplies that are no longer required in the business of the Corporation or such Subsidiary or that are worn-out or obsolete.

(e)

Distributions.  Declare, make or pay any dividend or other distribution on any share or interest in the capital of the Corporation or a Subsidiary other than a distribution made by a Subsidiary to the Corporation.

(f)

Alteration of Capital.  Purchase, redeem or retire in any way any shares of its capital or otherwise reduce its issued or paid up capital in respect of such shares or otherwise permit a change in the authorized capital structure or in the terms of any of its classes of share.

(g)

Transactions Out of the Ordinary Course.  Enter into or effect any transactions out of the ordinary course of business, including, without limitation, licenses of Intellectual Property that are not on bona fide commercial terms or are granted to non-arm’s length parties.

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(h)

Financial Assistance.  Other than financial assistance provided on normal credit terms for accounts receivable and normal commercial credit terms to customers, including, without limitation, deferred payment plans for license subscriptions, provide any financial assistance to any Person except financial assistance provided to the Corporation by a Subsidiary or to a Subsidiary by the Corporation.

(i)

Maintenance and Ownership of Subsidiaries.  In the case of the Corporation, sell or otherwise dispose of any shares or interests in the capital of any of its Subsidiaries or permit any of such Subsidiaries to issue, sell or otherwise dispose of any shares or interests in the capital of such Subsidiary or the capital of any other of such Subsidiaries, except to the Corporation.

(j)

Winding-up.  Take or institute proceedings for the winding-up, reorganization or dissolution of the Corporation or any Subsidiary.

(k)

Changing Location etc.  Change its name or the location of its head office or remove or otherwise permit any Collateral (other than inventory in transit) to be located at any location other than the Existing Location, without providing the Holder with 30 days prior written notice thereof and promptly taking such other steps, if any, as the Holder may require to maintain the perfection of the Security Interest.

(l)

Additional Indebtedness.  Incur any Indebtedness other than Permitted Indebtedness, or borrow any funds from its shareholders or Persons related to them.

(m)

Subsidiaries.  Have any Subsidiaries or investments in other Persons other than the Subsidiaries and its 25% interest in Imagis Technologies UK Limited.

ARTICLE 7.
EVENTS OF DEFAULT

7.1.

Events of Default

The occurrence of any one or more of the following events or conditions (each such event or condition being an “Event of Default”) shall constitute a default under this Debenture:

(a)

the Corporation fails to make punctual payment when due of any principal amount or interest payable to the Holder under this Debenture if such payment is not made within five Business Days of the day on which such payment is due;

(b)

except as otherwise provided in this Section, the Corporation or any of its Subsidiaries does not observe or perform any of the Corporation’s or Subsidiary’s obligations under this Debenture or any other agreement or document existing at any time between the Corporation or any of its Subsidiaries and the Holder, and such default remains unremedied seven Business Days after written notice thereof is given to the Corporation by the Holder;

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(c)

any representation, warranty or statement made by or on behalf of the Corporation or any of its Subsidiaries to the Holder is untrue in any material respect at the time when or as of which it was made;

(d)

the Corporation ceases or threatens to cease to carry on in the normal course the Corporation’s business or any material part thereof without the prior written consent of the Holder;

(e)

the holder of a charge takes possession of all or any part of the Corporation’s or any Subsidiary’s property having a value in excess of $100,000, or a distress, execution or other similar process is levied against all or any part of such property having a value in excess of $100,000;

(f)

if an order ceasing or suspending or prohibiting trading in any securities of the Corporation shall be issued by any stock exchange or securities regulatory authority having jurisdiction and such situation continues in excess of two weeks;

(g)

default by the Corporation or any of its Subsidiaries in the performance or observance of any covenant, condition or obligation contained in any agreement between the Corporation or any Subsidiary, as the case may be, and any Person, where such default gives rise to a right to enforce security against the Corporation or any Subsidiary, as the case may be, except as the Holder has otherwise agreed;

(h)

the Corporation or any of its Subsidiaries fails to pay to any Person any Indebtedness in excess of $100,000 in aggregate when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise) and such failure continues after any applicable grace period, except as the Holder has otherwise agreed or except where the Corporation or such Subsidiary is contesting the payment claim in good faith;

(i)

an event of default occurs under any guarantees issued by any Subsidiaries or any security issued in respect thereof;

(j)

any event occurs which would have a Material Adverse Effect on the Corporation and its Subsidiaries taken as a whole;

(k)

if the Corporation or any of its Subsidiaries is in default under any Material Contract to which it is a party and such default is not cured before the earlier of (i) 30 days after the occurrence of such default, and (ii) the expiry of the applicable cure period, if any, under such Material Contract;

(l)

if a final judgment or decree for the payment of money due shall have been obtained or entered against the Corporation or any of its Subsidiaries in an amount of $250,000 or more and such judgment or decree shall not have been and remain vacated, discharged or stayed pending appeal within the applicable appeal period;

(m)

if a decree or order of a court of competent jurisdiction is entered adjudging the Corporation or any of its Subsidiaries a bankrupt or insolvent or approving as

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properly filed a petition seeking the winding-up of the Corporation or any of its Subsidiaries under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada) or the Winding-Up and Restructuring Act (Canada) or any other bankruptcy, insolvency or analogous law or issuing sequestration or process of execution against any substantial part of the assets of the Corporation or any of its Subsidiaries or ordering the winding up or liquidation of its affairs and any such decree or order continues unstayed and in effect for a period of thirty (30) days;

(n)

if the Corporation or any of its Subsidiaries becomes insolvent, makes any assignment in bankruptcy or makes any other assignment for the benefit of creditors, makes any proposal under the Bankruptcy and Insolvency Act (Canada) or any comparable law, seeks relief under the Companies' Creditors Arrangement Act (Canada), the Winding Up and Restructuring Act (Canada) or any other bankruptcy, insolvency or analogous law, is adjudged bankrupt, files a petition or proposal to take advantage of any act of insolvency, consents to or acquiesces in the appointment of a trustee, receiver, receiver and manager, interim receiver, custodian, sequestrator or other Person with similar powers of itself or of all or any substantial portion of its assets, or files a petition or otherwise commences any proceeding seeking any reorganization, arrangement, composition or readjustment under any applicable bankruptcy, insolvency, moratorium, reorganization or other similar law affecting creditors' rights or consents to, or acquiesces in, the filing of such a petition;

(o)

if any Change of Control Event occurs; or

(p)

if there is a material change in the nature of the business of the Corporation or any of its Subsidiaries.

7.2.

Rights Upon Default

Upon the occurrence of an Event of Default the entire Principal amount outstanding hereunder shall at the option of the Holder forthwith become immediately due and payable, with Interest thereon, at the rate determined as herein provided, to the date of actual payment thereof, all without notice, presentment, protest, demand, notice of dishonour or any other notice of demand whatsoever, all of which are hereby expressly waived by the Corporation.  In such event the Holder may in its discretion exercise any right or recourse and/or proceed by any action, suit, remedy or proceeding against the Corporation authorized or permitted by law for the recovery of all the Indebtedness and liabilities of the Corporation to the Holder and proceed to exercise any and all rights hereunder and under the security constituted by the Security Interest.  No right will be exclusive of or dependent upon or merge in any other right, and one or more of such rights may be exercised independently or in combination from time to time.

7.3.

Charges and Expenses

The Corporation agrees to pay on demand all costs and expenses incurred (including among other things legal fees) and fees charged by the Holder in connection with obtaining or discharging this Debenture to and by the Holder or any Receiver in exercising any remedy under this Debenture and in carrying on the Corporation’s business.  All such amounts will bear

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interest from time to time at the rate equal to the rate payable on the Principal sum hereunder, and the Corporation will reimburse the Holder upon demand for any amount so paid.

7.4.

Further Assurances

The Corporation will from time to time as soon as practicable upon request by the Holder take such action as the Holder may consider necessary to give effect to this Debenture.

7.5.

Performance by the Secured Party

In the event that the Corporation fails to perform any obligations under this Debenture, including keeping the Collateral free and clear of all Encumbrances, other than Permitted Encumbrances, the Holder may, at its option and without being under any obligation to do so, perform such obligations and the Corporation shall pay to the Holder, immediately upon demand, all costs and expenses (including, without limitation, legal fees on a solicitor-client basis) incurred by the Holder in connection therewith and all such costs and expenses shall form part of the Obligations, bear interest at the Interest Rate, both before and after demand and judgment from the date incurred by the Holder and shall be secured by the Security Interest. The performance by the Holder of any obligation of the Corporation hereunder or the curing of any Event of Default by the Holder shall not constitute a waiver by the Holder of any of its rights, remedies or privileges hereunder or relieve the Corporation from its default or any consequences thereof.

7.6.

Dealings by the Holder

The Holder may grant renewals, extensions of time and other indulgences, take and give up securities, accept compositions, grant full, partial and conditional releases and discharges, perfect or fail to perfect any securities, release any Collateral to third parties and otherwise deal or fail to deal with the Corporation, debtors of the Corporation, guarantors, sureties and others and with the Collateral and other securities as the Holder may see fit, all without prejudice to any liability of the Corporation to the Holder or the Holder's rights and remedies under this Debenture, applicable personal property security legislation or otherwise at law.

7.7

No Set-Off

The Obligations shall be paid by the Corporation without regard to any equities between the Corporation and the Holder or any right of set-off or cross-claim that the Corporation may have against the Holder.

ARTICLE 8.
SECURITY

8.1.

Security

As general and continuing security for the payment and performance of the Obligations, the Corporation hereby grants a security interest in favour of the Holder as set out in Schedule "C" and shall execute and deliver, or cause to be executed and delivered, in favour of the Holder, all such further security agreements, instruments and documents, including without limitation any guarantees and security agreements from some or all of the Subsidiaries (collectively with

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this Debenture being the “Security Documents”) and do all such other acts and things, or cause all such other acts and things to be done, as the Holder may from time to time require, to create, grant and maintain a perfected Encumbrance on the Collateral in favour of the Holder, subject only to Permitted Encumbrances.  All Security Documents shall, in form and substance, be satisfactory to the Holder, acting reasonably.  The Corporation acknowledges and agrees that as at the date hereof there are additional Security Documents that will have to be executed and delivered by the Corporation and others and additional registrations and other steps that will have to be taken by the Corporation and others in order for the Security Interest to constitute a perfected Encumbrance on all of the Collateral, subject only to Permitted Encumbrances, and agrees that the right of the Holder to require such Security Documents and the performance of such other acts and things at any time and from time to time shall not be prejudiced by any delay on the part of the Holder in requesting same.  The Corporation constitutes and appoints the Holder and any officer or agent of the Holder, with full power of substitution, as the Corporation's true and lawful attorney-in-fact with full power and authority in the place of the Corporation and in the name of the Corporation or in its own name, from time to time in the Holder's discretion after any Event of Default or any default under this section, to take any and all appropriate action and to execute any and all documents and instruments as, in the opinion of such attorney may be necessary or desirable to accomplish the purposes of this Debenture.  These powers are coupled with an interest and are irrevocable until this Debenture and the Security Documents are terminated and released.  Nothing in this section affects the right of the Holder as secured party or any other Person on the Holder's behalf, to sign and file or deliver (as applicable) all such financing statements, financing change statements, notices, verification agreements and other documents relating to the Collateral and this Debenture and any Security Documents as the Holder or such other Person considers appropriate.

ARTICLE 9.
GENERAL PROVISIONS

9.1.

Notices

Any notice, communication, payment or demand required or permitted to be given under this Debenture shall be deemed to have been sufficiently given to the recipient if delivered personally, or (other than in the case of payment) if sent by facsimile or sent by ordinary first class mail within Canada or the United States, postage prepaid, addressed as follows:

(a)

to the Corporation at:

4710 Kingsway
Suite 1100
Burnaby, British Columbia
V5H 4M2

Attention:

President and Chief Executive Officer

Facsimile:

(604) 684-9314

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(b)

to the Holder at:

Sun Life Tower, 150 King Street West,

Suite 1505, P.O. Box 5,

Toronto, Ontario, M5H 1J9

Attention:

Quorum P.I.P.E. Management Inc.

Facsimile:

(416) 971-5955

Any such mailing shall be deemed to be received on the date of delivery if delivered personally, on the next Business Day following the transmission by facsimile confirmed by the sender thereof or on the third Business Day following the date of mailing or, in the event of any disruption, strike or interruption in the Canadian or United States postal service after mailing and prior to receipt, on the third Business Day following full resumption of such Canadian or United States postal service.  Either party hereto may change its facsimile number or address for the purpose of this Section 9.1 by giving written notice of such change to the other.

9.2.

Amendments

Neither this Debenture nor any provision hereof may be amended, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge, or termination is sought.  No delay or omission by the Holder in exercising any rights or remedies hereunder or in respect of any Obligations or the performance by the Corporation of any Obligations in default shall operate as a waiver thereof or of any other rights or remedies of the Holder. No single or partial exercise of any rights or remedies by the Holder shall preclude any other or further exercise thereof or the exercise of any other rights or remedies. A written waiver of any right or remedy shall be effective only for the specific purpose and time, if any, stipulated therein and shall not operate as a waiver of any other rights or remedies of the Holder.

9.3.

Time of the Essence

Time is expressly declared to be of the essence of this Debenture in respect of all payments to be made hereunder, the exercise of any conversion rights hereunder, and all covenants and agreements to be performed and fulfilled.

9.4.

Severability

If any covenant or obligation of any party contained herein, or if any provision of this Debenture or its application to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Debenture or the application of such covenant or obligation to Persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected, and each provision and each covenant and obligation contained in this Debenture shall be separately valid and enforceable, to the fullest extent permitted by law or at equity.

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9.5.

Discharge of Debenture

After the Obligation has been repaid in full or satisfied in full by conversion pursuant to Article 4 hereof, the Holder shall return the Collateral to the Corporation, cancel and discharge this Debenture with respect to any Obligation that is payable by the Corporation to the Holder and execute and deliver, or cause to be executed and delivered to the Corporation such instruments as shall be necessary to discharge this Debenture and the Security Documents.

9.6.

Further Assurances

The Corporation shall promptly cure any default by it in the execution and delivery of this Debenture or of any of the other agreements provided for hereunder to which it is a party. The Corporation, at its expense, shall promptly execute and deliver or cause to be executed and delivered to the Holder, upon request by the Holder, all such other and further documents, agreements, opinions, certificates and instruments in compliance with, or accomplishment of the covenants and agreements of the Corporation hereunder or more fully to state the obligations of the Corporation set out herein or under any other loan document or to make any recording, file any notice or obtain any consent, all as may be reasonably necessary or appropriate in connection therewith.  The Corporation hereby irrevocably constitutes and appoints any officer for the time being of the Holder and each Receiver, the true and lawful attorney of the Corporation, at any time that an Event of Default shall have occurred and be continuing, with full power of substitution to execute and deliver all such agreements, instruments and documents and to do all such further acts and things with the right to use the name of the Corporation whenever and wherever it may be deemed necessary or expedient.

9.7.

Entire Agreement

This Debenture and the confirmations delivered in respect of the Security Interest constitute the whole and entire agreement between the parties hereto and cancel and supersede any prior agreements, undertakings, declarations, commitments, representations, written or oral, in respect thereof.

9.8

Transferability

This Debenture may only be transferred by the Holder with the prior written consent of the Corporation, not to be unreasonably withheld or delayed.

9.9.

Parties In Interest

This Debenture shall be binding on the Corporation and its successors and will be binding on and will enure to the benefit of the Holder and its successors and assigns.

SCHEDULE “A”

SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Incorporation, Continuance or Amalgamation	Percentage of Voting Shares Directly or Indirectly Held by the Corporation
Visiphor (U.S.) Corporation	Delaware	100%
Sunaptic Solutions Incorporated	Canada	100%
Sunaptic Solutions International, Inc.	Delaware	100%

SCHEDULE “B”

CONVERSION NOTICE

TO:

Visiphor Corporation (the “Corporation”)

FROM:

Quorum Secured Equity Trust (the “Holder”)

RE:

The Convertible Secured Debenture issued by the Corporation to the Holder as of
July 12, 2006 (the “Debenture”)

All terms used in this Conversion Notice which are defined in the Debenture have the meanings attributed thereto in the Debenture.

The Holder hereby irrevocably elects to convert $_________________ of the Principal outstanding as of the date hereof under this Debenture and evidenced by the Debenture into Common Shares at the Conversion Price.  Please issue, register and deliver the Common Shares in the name of:

Name:

Address:

DATED:

,            .

QUORUM SECURED EQUITY TRUST, by its Manager, Quorum P.I.P.E. Management Inc.

Per:

Name:

Title:

SCHEDULE “C”

SECURITY INTEREST

1.

SECURITY

(a)

Security.  Subject to Sections 1(c) and 1(d) of this Schedule “C”, as continuing security for the due and timely payment and performance by the Corporation of its obligations hereunder, the Corporation hereby (i) grants a security interest in and conveys, assigns, hypothecates, mortgages and charges, as and by way of a fixed and floating mortgage and charge to and in favour of the Holder (the “Security Interest”), all of its present and after-acquired personal property, including all its undertaking and business and all its property and assets and rights for the time being, both present and future, of whatsoever nature and kind and wheresoever situate (the “Collateral”) including, without limitation, the Intellectual Property and:

(i)

each of the Patents, including, without limitation, those identified in Appendix 1, together with (A) the Corporation’s technical information and know-how relating to processes, procedures, inventions, machines or trade secrets used in connection with the Patents, and (B) the Corporation’s license agreements relating to or involving any of the Patents or above-noted technical information with any other party, whether the Corporation is a licensor or licensee under any such license agreement, and the right to prepare for sale, sell and advertise for sale, all inventory now or hereafter owned by the Corporation and now or hereafter covered by such licenses; and

(ii)

each of the Trade Marks, including, without limitation, those identified in Appendix 2, including all goodwill of the business of the Corporation symbolized by each of the Trade Marks and all rights of the Corporation as the registered owner of the Trade Marks, including the right to receive royalty, licence or other payments due to the Corporation from any registered user or other user of any Trade Marks, together with any present or future claim by, or right of action of, the Corporation against any Person with respect to the infringement of any of the Trade Marks, whether now owned or existing or hereafter acquired or arising.

(b)

Attachment.  The parties acknowledge and agree that value has been given for the granting of the Security Interest and that they have not agreed to postpone the time for attachment, except for after-acquired property forming part of the Collateral, the attachment to which will occur forthwith upon the Corporation acquiring rights in such Collateral.

(c)

Exception for Last Day of Leases.  The Security Interest granted hereby does not and shall not extend to, and the Collateral shall not include, the last day of the term of any lease or sub-lease, oral or written, or any agreement therefor, now held or hereafter acquired by the Corporation but, upon the sale of the leasehold interest or any part thereof, the Corporation shall stand possessed of such last day in trust to assign the same as the Holder shall direct.

(d)

Exception for Contractual Rights.  The Security Interest hereby granted does not and shall not extend to, and the Collateral shall not include, any agreement, right, franchise, licence or permit (collectively, “Contractual Rights”) to which the Corporation is a party or of which the Corporation has the benefit, to the extent that the creation of the Security Interest therein would constitute a breach of the terms of, or permit any Person to terminate, the Contractual Rights (the “Restricted Rights”), but the Corporation shall hold its interest therein in trust for the Holder and shall assign such Restricted Rights to the Holder forthwith upon obtaining the consent of the other party or parties thereto. Upon the request of the Holder, the Corporation shall use all commercially reasonable efforts to obtain any consent required to permit any Restricted Rights to be subject to the Security Interest.  The Corporation shall use commercially reasonable efforts to provide that any agreement after the date hereof does not require any consent to permit the Contractual Rights created thereunder to become subject to the Security Interest and, except as disclosed to and approved by the Holder in writing, none of the existing Restricted Rights are Material Contracts.

(e)

Permitted Dealings with Collateral.  Unless an Event of Default has occurred, the Corporation may, without the consent of the Holder:

(i)

deal with the Collateral as permitted by the Debenture; and

(ii)

subject to Section 2 of this Schedule “C”, collect proceeds and accounts in the ordinary course of business.

(f)

Delivery of Instruments, Securities, Etc.

(i)

If an Event of Default has occurred the Corporation shall, upon request of the Holder, forthwith deliver to the Holder, to be held by the Holder hereunder, all instruments, securities, letters of credit, advances of credit and negotiable documents of title in its possession or control which pertain to or form part of the Collateral and shall, as required, duly endorse the same for transfer in blank or as the Holder may direct and shall use commercially reasonable efforts to deliver to the Holder any and all consents or other instruments or documents necessary to comply with any restrictions on the transfer thereof in order to transfer the same to the Holder.

(ii)

Subject to any other written agreements or instruments in effect from time to time between the parties, unless an Event of Default has occurred and is continuing the Corporation shall be entitled (i) to receive all distributions of any kind whatsoever at any time payable on or with respect to the Collateral and (ii) to vote the Collateral and to give consents, waivers, notices and ratifications and to take other action in respect of the Collateral; provided, however, that no vote shall be cast and no consent, waiver, notice or ratification shall be given and no action be taken which would impair the Collateral or which would be inconsistent with or violate any provision of the Debenture or any other written agreement or instrument in effect from time to time between the parties.

(iii)

Upon the occurrence of an Event of Default and during the continuance thereof, the Holder shall be entitled to enjoy and exercise all of the rights referred to in Section (f)(ii) of this Schedule “C” in such manner as it sees fit.

(g)

Verification of Collateral.  The Holder shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner the Holder may consider appropriate and the Corporation agrees to furnish all assistance and information and to perform all such acts as the Holder may reasonably request in connection therewith and for such purpose to grant to the Holder or its agents access to all places where Collateral may be located and to all premises occupied by the Corporation.

2.

COLLECTION OF PROCEEDS AND ACCOUNTS

(a)

Control of Proceeds and Accounts.  After the occurrence of an Event of Default the Holder, if demand has been made in accordance with Section 3(a) of this Schedule “C”, may take control of any Proceeds and accounts and may notify any account debtor or any obligor under any instrument held by the Corporation or the Holder to make payment in respect of any Proceeds and accounts directly to the Holder, whether or not the Corporation has theretofore been making collections on the Collateral.

(b)

Proceeds and Accounts Received in Trust.  After the occurrence of an Event of Default has occurred, if the Corporation shall collect or receive any accounts or shall be paid for any of the other Collateral or shall receive any Proceeds, all money so collected or received by the Corporation shall be received by the Corporation as trustee for the Holder and, if demand has been made in accordance with Section 3(a) of this Schedule “C”, shall be paid to the Holder forthwith upon demand and the Holder may, in its discretion, apply the same in reduction of the Obligations or hold the same as further Collateral hereunder.

3.

DEFAULT AND THE HOLDER’S REMEDIES

(a)

Remedies Upon Default.  Upon the occurrence of an Event of Default, the Obligations shall, at the option of the Holder, forthwith become immediately due and payable by the Corporation to the Holder and the Holder may thereafter, without further notice to the Corporation except as provided at law or in this Debenture:

(i)

commence legal action to enforce payment or performance of the Obligations;

(ii)

require the Corporation, at the Corporation’s expense, to assemble the Collateral at a place or places designated by notice in writing given by the Holder to the Corporation, and the Corporation agrees to so assemble the Collateral;

(iii)

require the Corporation, by notice in writing given by the Holder to the Corporation, to disclose to the Holder the location or locations of the Collateral, and the Corporation agrees to make such disclosure when so required by the Holder;

(iv)

without legal process, enter any premises where the Collateral may be situated and take possession of the Collateral by any method permitted by law;

(v)

repair, process, complete, modify or otherwise deal with the Collateral and prepare for the disposition of the Collateral, whether on the premises of the Corporation or otherwise and, in connection with any such action, utilize any of the Corporation’s property without charge;

(vi)

dispose of the Collateral by private or public sale, lease or otherwise upon such terms and conditions as the Holder may determine and whether or not the Holder has taken possession of the Collateral;

(vii)

carry on all or any part of the business or businesses of the Corporation and, to the exclusion of all others (including the Corporation), enter upon, occupy and, subject to any requirements of law and subject to any leases or agreements then in place, use all or any of the premises, buildings, plant, undertaking and other property of, or used by, the Corporation for such time and in such manner as the Holder sees fit, free of charge, and, except to the extent required by law, the Holder shall not be liable to the Corporation for any act, omission or negligence in so doing or for any rent, charges, depreciation or damages or other amount incurred in connection therewith or resulting therefrom other than from the Holder’s gross negligence or wilful misconduct;

(viii)

file such proofs of claim or other documents as may be necessary or desirable to have its claim lodged in any bankruptcy, winding-up, liquidation, dissolution or other proceedings (voluntary or otherwise) relating to the Corporation;

(ix)

borrow money for the purpose of carrying on the business of the Corporation or for the maintenance, preservation or protection of the

Collateral and mortgage, charge, pledge or grant a security interest in the Collateral, whether or not in priority to this Debenture, to secure repayment of any money so borrowed;

(x)

where the Collateral has been disposed of by the Holder as provided in Section 3(a)(vi) of this Schedule “C”, commence legal action against the Corporation for the Deficiency, if any;

(xi)

appoint, by an instrument in writing delivered to the Corporation, a Receiver of the Collateral and remove any Receiver so appointed and appoint another or others in its stead or institute proceedings in any court of competent jurisdiction for the appointment of a Receiver, it being understood and agreed that:

(A)

the Holder may appoint any Person as Receiver, including an officer or employee of the Holder, with such Person’s prior written consent;

(B)

such appointment may be made at any time after an Event of Default, either before or after the Holder shall have taken possession of the Collateral;

(C)

the Holder may, from time to time, fix the reasonable remuneration of the Receiver and direct the payment thereof out of the Collateral or any Proceeds; and

(D)

the Receiver shall be deemed to be the agent of the Corporation for all purposes, and, for greater certainty, the Holder shall not be, in any way, responsible for any actions, whether wilful, negligent or otherwise, of any Receiver, and the Corporation hereby agrees to indemnify and save harmless the Holder from and against any and all claims, demands, actions, costs, damages, expenses or payments which the Holder may hereafter suffer, incur or be required to pay as a result of, in whole or in part, any action taken by the Receiver or any failure of the Receiver to do any act or thing;

(xii)

pay or discharge any mortgage, charge, encumbrance, lien, adverse claim or security interest claimed by any Person in the Collateral ranking prior to or pari passu with the Security Interest and the amount so paid shall be added to the Obligations and shall bear interest calculated from the date of payment at the Interest Rate until paid; and

(xiii)

take any other action, suit, remedy or proceeding authorized or permitted by this Debenture or at law or equity.

(b)

Sale of Collateral.  The parties acknowledge and agree that any sale referred to in Section 3(a)(vi) of this Schedule “C” may be either a sale of all or any portion of the Collateral and may be by way of public auction, public tender, private contract or otherwise without notice, advertisement or any other formality, except as required by law, all of which are hereby waived by the Corporation to the extent permitted by law. To the extent not prohibited by law, any such sale may be made with or without any special condition as to an upset price, reserve bid, title or evidence of title or other matter and, from time to time as the Holder in its sole discretion thinks fit, with power to vary or rescind any such sale or buy in at any public sale and resell.  The Holder may sell the Collateral for a consideration payable by instalments either with or without taking security for the payment of such instalments and may make and deliver to any purchaser thereof good and sufficient deeds, assurances and conveyances of the Collateral and give receipts for the purchase money, and any such sale shall be a perpetual bar, both at law and in equity, against the Corporation and all those claiming an interest in the Collateral by, from, through or under the Corporation.

(c)

Reference to Secured Party Includes Receiver.  For the purposes of Sections 3(a), 3(b) and 3(c) of this Schedule “C”, a reference to the “Holder” shall, where the context permits, include any Receiver appointed in accordance with Section 3 of this Schedule “C”.

(d)

Payment of Expenses.  The amount of the Reasonable Expenses shall be paid by the Corporation to the Holder, as applicable, from time to time forthwith after demand therefor is given by the Holder, as applicable, to the Corporation, together with interest thereon from the date that is five Business Days from the date of such demand at the Interest Rate, and payment of such Reasonable Expenses together with such interest shall be secured by the Security Interest.

(e)

Payment of Deficiency.  Where the Collateral has been disposed of by the Holder as provided herein, the Deficiency, if any, shall be paid by the Corporation to the Holder forthwith after demand therefor has been given by the Holder to the Corporation, together with interest thereon calculated from the date of such demand at the Interest Rate, and the payment of the Deficiency together with such interest shall be secured by the Security Interest.

(f)

Rights and Remedies Not Mutually Exclusive.  To the fullest extent permitted by law, the Holder’s rights and remedies, whether provided for in this Debenture or otherwise, are not mutually exclusive and are cumulative and not alternative and may be exercised independently or in any combination.

(g)

No Obligation to Enforce.  The Holder shall not be under any obligation to, or liable or accountable for any failure to, enforce payment or performance of the Obligations or to seize, realize, take possession of or dispose of the Collateral and shall not be under any obligation to institute proceedings for any such purpose.

(h)

Exclusion of Liability of Holder and Receiver.  The Holder shall not, nor shall any Receiver appointed by it, be liable for any failure to exercise its rights, powers or remedies arising hereunder or otherwise, including without limitation any failure to take possession of, collect, enforce, realize, sell, lease or otherwise dispose of, preserve or protect the Collateral, to carry on all or any part of the business of the Corporation relating to the Collateral or to take any steps or proceedings for any such purposes.  Neither the Holder nor any Receiver appointed by it shall have any obligation to take any steps or proceedings to preserve rights against prior parties to or in respect of Collateral including without limitation any instrument, chattel paper or securities, whether or not in the Holder’s or the Receiver’s possession, and neither the Holder nor any Receiver appointed by it shall be liable for failure to do so.  Subject to the foregoing, the Holder shall use reasonable care in the custody and preservation of the Collateral in its possession.

4.

POSSESSION OF COLLATERAL BY THE DEBENTUREHOLDER

Possession of Collateral.  For so long as any Collateral is in the possession of the Holder:

(a)

the Holder may, at any time following the occurrence of an Event of Default, grant or otherwise create a security interest in such Collateral upon any terms, whether or not such terms impair the Corporation’s right to redeem such Collateral;

(b)

the Holder may, at any time following the occurrence of an Event of Default use such Collateral in any manner and to such extent as it deems necessary; and

(c)

the Holder shall have no duty of care whatsoever with respect to such Collateral other than to use reasonable care in the custody and preservation thereof, provided that the Holder need not take any steps of any nature to defend or preserve the rights of the Corporation therein against the claims or demands of others or to preserve rights therein against prior parties.

APPENDIX 1

PATENTS

United States Patent Application No. 10/638276

Filed August 8, 2003 for METHOD AND SYSTEM FOR VISUAL CONSUMING AND PUBLISHING OF WEB SERVICES

Inventors: David John Clement and Al Noor Kassam

Assigned to Visiphor Corporation October 28, 2005

Assignment Recordation date by U.S. Patent Office November 1, 2005

APPENDIX 2

TRADE MARKS

None

SCHEDULE “D”

MATERIAL CONTRACTS

None

SCHEDULE “E”

COVENANTS

The Corporation and its Subsidiaries, on a consolidated basis, will meet each of the following ratios and/or thresholds, each calculated on a consolidated basis and in accordance with GAAP, as applicable:

(a)

EBITDA coverage of at least 3:1, calculated on a quarterly basis, as at the end of each quarter, as EBITDA divided by debt service (where (1) EBITDA is defined as net income plus interest expense, income tax expense, depreciation and amortization expense and all stock option based compensation (“EBITDA”); and (2) debt service is defined as interest expense plus all current maturities in the subsequent year of long-term debt and other debt obligations, except that until July 12, 2007 the aggregate principal amount of Related Party Notes shall be excluded from debt service) (“EBITDA Coverage”);

(b)

Debt to equity ratio of no more than 2:1, calculated on a quarterly basis, as at the end of each quarter, as total liabilities divided by total shareholders equity (where total liabilities (“Total Debt”) includes, without limitation, all Indebtedness; and total shareholders equity excludes all stock option based compensation) (“Debt to Equity Ratio”); and

(c)

Current ratio of at least 1.25:1, calculated on a quarterly basis, as at the end of each quarter, as current assets divided by current liabilities (“Current Ratio”);

provided that until March 31, 2007 the following ratios and/or thresholds shall apply:

(i)

for the three month period ended September 30, 2006:

(A)

EBITDA loss of no more than $900,000;

(B)

Total Debt of no more than $4,700,000;

(ii)

for the three month period ended December 31, 2006:

(A)

EBITDA loss of no more than $900,000;

(B)

Total Debt of no more than $4,700,000; and

(iii)

at any time during 2006:

(A)

total EBITDA loss of no more than $1,750,000;

(B)

Total Debt of no more than $4,700,000;

and further provided that until September 30, 2007 the following ratios shall apply:

(i)

as at September 30, 2006, Current Ratio of at least 1:1;

(ii)

as at December 31, 2006, Current Ratio of at least 1:1;

(iii)

as at March 31, 2007, Current Ratio of at least 1.1:1; and

(iv)

as at June 30, 2007, Current Ratio of at least 1.2:1.

Exhibit 10.2

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE NOVEMBER 13, 2006

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL NOVEMBER 13, 2006.

WARRANT CERTIFICATE
VISIPHOR CORPORATION (Incorporated under the Canada Business Corporations Act)
Certificate Number: W-2006-01	Number of Warrants: 2,350,000

THIS IS TO CERTIFY THAT:	QUORUM SECURED EQUITY TRUST

(the “Holder”), the registered Holder hereof, is the owner of 2,350,000 common share purchase warrants (“Warrants”) entitling the Holder to acquire up to 2,350,000 common shares (the “Common Shares”) of the capital stock of VISIPHOR CORPORATION (the “Corporation”) and exercisable at any time from July 12, 2008 (the “Vesting Date”) in the event that the Corporation’s Common Shares 30 day Weighted Average Price (as defined herein) has not exceeded $ 0.45 in at least one 30 day trading period on or before July 12, 2008. For each one Warrant exercised, subject to adjustment, the Holder is entitled to acquire one fully paid and non-assessable Common Share at an exercise price of $0.30 per Common Share (the “Exercise Price”) at any time up and until 4:30 p.m. (Toronto time) on December 15, 2009 (the “Expiry Time”).

The right to acquire Common Shares may be exercised by the Holder, in whole or in part, at any time after the Vesting Date and prior to the Expiry Time by duly completing and executing the notice of exercise (the “Notice of Exercise”) attached hereto and delivering the Notice of Exercise form and this Warrant Certificate to VISIPHOR CORPORATION c/o Secretary at the Corporation’s head office at 1100 - 4710 Kingsway, Burnaby, British Columbia, V5H 4M2.  The Notice of Exercise shall also be accompanied by cash, certified cheque, bank draft or money order made payable to the Corporation in the aggregate amount of the Exercise Price.  Upon compliance with the conditions as aforesaid, the Corporation shall cause to be issued to the person or persons in whose name or names the shares so subscribed for are to be issued the number of Common Shares subscribed for and such person or persons shall be deemed upon presentation and payment as aforesaid, to be the holder or holders of record of such Common Shares. A certificate for the Common Shares acquired upon the exercise of the Warrants shall be mailed or delivered to the Holder at the address specified in the Notice of Exercise within ten (10) days of compliance of the conditions aforesaid.

Prior to the Expiry Time, the Holder may acquire any lesser number of Common Shares than the number of Common Shares which may be acquired for the Warrants represented by this Certificate by specifying such lesser number of Common Shares in the Notice of Exercise form. In such event, the Holder shall be entitled to receive from the Corporation a new Warrant Certificate for the balance of the Warrants which may be acquired at no cost or expense. No fractional Common Shares will be issued, nor shall any compensation be made for such fractional Common Shares, if any.

The rights of the Holder, including the number of Common Shares issuable upon exercise of a Warrant and the Exercise Price, shall be subject to adjustment as set forth herein (the “Adjustment Provisions”).

After the Expiry Time, the right of the Holder to acquire Common Shares represented hereby will expire and the Warrants will be void and of no further effect.

The holding of the Warrants evidenced by this Certificate shall not constitute the Holder a Shareholder of the Corporation or entitle the Holder to any right or interest in respect thereof except as expressly provided in this Certificate.

Each certificate issued prior to November 13, 2006 representing the Warrants or the Common Shares issued upon exercise of the Warrants represented hereby shall be stamped with or otherwise imprinted with the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE NOVEMBER 13, 2006”; and

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL NOVEMBER 13, 2006.”

Time shall be of the essence hereof.

For the purposes of this Warrant Certificate, in addition to the words or expressions defined parenthetically herein, the following words and expressions shall have the following meanings, respectively:

“Weighted Average Price” means at any specific date, the weighted average price per Common Share of all trades in board lot quantities of the Common Shares for the specified period in trading days immediately prior to such date on the TSX Venture Exchange (“Exchange”).  In the event the Common Shares are not listed on the Exchange on such date, but are listed on another stock exchange or other stock exchanges, the foregoing reference to the Exchange shall be deemed to be reference to such other stock exchange, or, if more than one, to such one as shall be designated by the Corporation’s board of directors.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officers as of July 12, 2006.

VISIPHOR CORPORATION

Per: _____/s/ Roy Trivett__________

President and Chief Executive Officer

THIS CERTIFICATE WILL BE VOID UNLESS EXERCISED BY 4:30 p.m. ON OR BEFORE DECEMBER 15, 2009.

ADJUSTMENT PROVISIONS

1.

The rights of the Holder of any Warrant, including in relation to the number of Common Shares (the “Underlying Securities”) issuable upon the exercise of such Warrant, will be adjusted from time to time in the events and in the manner provided herein, and in accordance with the provisions herein and for such purposes and as used herein (i) ”Adjustment Period” means the period commencing on the date the Warrant Certificate is issued and ending at the Expiry Time, and (ii)“Common Share Rate” means the rate at which Common Shares are issuable upon the exercise of any Warrant, which rate, subject to adjustment as aforesaid, will be one Common Share for each Warrant as of and from the date hereof. Terms which are capitalized herein will have the meaning defined on the face of the Warrant Certificate.

2.

The Common Share Rate in effect at any date will be subject to adjustment from time to time as follows:

a.

If and whenever at any time during the Adjustment Period, the Corporation shall (i) subdivide or redivide the outstanding Common Shares into a greater number of Common Shares, (ii) consolidate, combine or reduce the outstanding Common Shares into a lesser number of Common Shares, or (iii) issue Common Shares to all or substantially all of the Holders of Common Shares by way of a stock dividend or other distribution, then, in each such event, the Common Share Rate will, on the effective date of or the record date for such event, be adjusted by multiplying the Common Share Rate in effect immediately prior to such date by a fraction, of which the denominator shall be the total number of Common Shares outstanding on such date before giving effect to such event, and of which the numerator shall be the total number of Common Shares outstanding on such date after giving effect to such event. Such adjustment will be made successively whenever any such event shall occur, and the Exercise Price will be adjusted accordingly.

b.

If and whenever at any time during the Adjustment Period, there is any reclassification of the Common Shares at any time outstanding, any change of the Common Shares into other shares, securities or property or any other capital reorganization of the Corporation (other than as described in paragraph 2), any consolidation, amalgamation, arrangement, merger or other form of business combination of the Corporation with or into any other corporation resulting in any reclassification of the outstanding Common Shares, any change of the Common Shares into other shares, securities or property or any other capital reorganization of the Corporation, then, in each such event, each Holder of any Warrant which is thereafter exercised or deemed to have been exercised will be entitled to receive, and shall accept, in lieu of the number of Common Shares to which such Holder was theretofore entitled upon such exercise or deemed exercise, the kind and number or amount of shares or other securities or property which such Holder would have been entitled to receive as a result of such event if, on the effective date thereof, such Holder had been the registered Holder of the number of Common Shares to which such Holder was theretofore entitled upon such exercise. If necessary as a result of any such event, appropriate adjustments will be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holders of warrants to the end that the provisions set forth herein will thereafter correspondingly be made applicable as nearly as may reasonably be in the relation to any shares or other securities or property thereafter deliverable upon the exercise or deemed exercise of any Warrant. Any such adjustments shall for all purposes be conclusively deemed to be an appropriate adjustment.

3.

In any case in which the provisions hereof shall require that an adjustment shall become effective immediately after a record date for, or effective date of, an event referred to herein, the Corporation may defer, until the occurrence and consummation of such event, issuing to the Holder of any Warrant exercised or deemed to have been exercised after such record date or effective date and before the occurrence and consummation of such event, the additional Underlying Securities or other securities or property issuable upon such exercise or deemed exercise by reason of the adjustment required by such event, provided, however, that the Corporation will deliver to such Holder an appropriate instrument evidencing such Holder's right to receive such additional Underlying Securities or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Underlying Securities or other securities or property declared in favour of the Holders of record of Common Shares or of such other securities or property on or after the date the warrants are exercised or deemed exercise, or such later date as such Holder would, but for the provisions of this subsection, have become the Holder of record of such additional Underlying Securities or of such other securities or property.

4.

The adjustments provided for herein are cumulative and shall, in the case of any adjustment to the Common Share Rate, be computed to the nearest one one-hundredth of an Underlying Security and will apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions hereof, provided that, notwithstanding any other provision herein, no adjustment of the Common Share Rate will be required (i) unless such adjustment would require an increase or decrease of at least 1% in the Common Share Rate then in effect (provided, however, that any adjustment which by reason of this subsection is not required to be made will be carried forward and taken into account in any subsequent adjustment), (ii) if in respect of any event described herein (other than the events referred to in clauses (i) and (ii) of paragraph 2 a)) the Holders of warrants are entitled to participate in such event, or are entitled to participate within 45 days in a comparable event, on the same terms, mutatis mutandis, as if the warrants had been exercised or deemed to have been exercised prior to or on the effective date of or record date for such event, or (iii) in respect of any Common Shares issuable or issued pursuant to any stock option or stock purchase plan in force from time to time for directors, officers or employees of the Corporation or of subsidiaries of the Corporation or pursuant to the warrants.

5.

In the event of any question arising with respect to the adjustments provided for herein, such question shall be conclusively determined by the Corporation's auditors or accountants, as the case may be, or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by the Corporation. Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the Holders of warrants.

6.

If and whenever at any time during the Adjustment Period, the Corporation shall take any action affecting or relating to the Common Shares, other than any action described herein, which in the opinion of the directors would prejudicially affect the rights of any Holders of warrants, the Common Share Rate will be adjusted by the directors in such manner, if any, and at such time, as the directors may in their sole discretion determine to be equitable in the circumstances to such Holders.

-

7.

As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the warrants, the Corporation will take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation, or any successor to the Corporation or successor to the undertaking or assets of the Corporation, will be obligated to and may validly and legally issue all the Underlying Securities or other securities or property which the Holders of warrants would be entitled to receive thereafter on the exercise or deemed exercise thereof in accordance with the provisions hereof.

8.

The Corporation will make best efforts, at least ten (10) days before the earlier of the effective date of, or record date for, any event referred to herein that requires or might require an adjustment in any of the rights under the warrants, to give notice to the Holders of warrants of the particulars of such event and, to the extent determinable, any adjustment required. Such notice need only set forth such particulars as have been determined at the date such notice is given. If any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable the Corporation will give notice to the Holders of warrants of such adjustment.

9.

Any adjustment contemplated herein shall be subject to the pre-approval of the regulatory authorities governing the Corporation.

-

NOTICE OF EXERCISE

TO:

VISIPHOR CORPORATION

The undersigned Holder of the Warrants evidenced by the within Warrant Certificate hereby exercises its right to acquire the Common Shares of VISIPHOR CORPORATION (the “Corporation”) (or such number of Common Shares or other securities or property to which such exercise entitles it in lieu thereof or in addition thereto under the provisions of the within Warrant Certificate) that are issuable pursuant to such Warrants on the terms specified in such Warrant Certificate, and hereby directs that the said Common Shares indicated below be issued in the name printed below.  The aggregate exercise price payable in connection with the present exercise of Warrants is attached hereto by means of cash, certified cheque, bank draft or money order.

The undersigned represents, warrants and certifies as follows (one of the following must be checked):

(a)   [ ]

the undersigned Holder at the time of exercise of the Warrants is not in the United States, is not a “U.S. person” as defined in Regulation S under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) and is not exercising the Warrants on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver this exercise form in the United States; or

(b)   [ ]

the undersigned Holder is resident in the United States or is a U.S. Person who is a resident of the jurisdiction referred to in the address appearing below, and is an “accredited investor” (as defined in Rule 501 of Regulation D under the U.S. Securities Act) (“U.S. Accredited Investor”) and agrees to execute and deliver such additional agreements or instruments as the Corporation may reasonably require, including a certificate as to the Holder’s qualification as Accredited Investor; or

(c)   [ ]

if the undersigned Holder is resident in the United States or is a U.S. Person, the undersigned Holder has delivered to the Corporation and the Corporation’s transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the securities to be delivered upon exercise of this Warrant Certificate, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

“United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless Box 4(b) or 4(c) above is checked.

DATED this day of
Number of Warrants Exercised
Total Exercise Price
Signature Guaranteed	Signature of Holder (must be the same as the name which appears on the Certificate)
Print Full Name	Print Full Address

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Exhibit 10.3

SUBSCRIPTION AGREEMENT

(CONVERTIBLE SECURED DEBENTURE AND WARRANT)

TO:

VISIPHOR CORPORATION (the “Corporation”)

The undersigned (the “Purchaser”) hereby irrevocably subscribes for and agrees to purchase, on and subject to the terms and conditions set forth herein, a unit (the “Unit”), comprised of a secured convertible debenture in the principal amount of $1,600,000 of Visiphor Corporation (the “Debenture”) and a warrant to acquire 2,350,000 common shares of Visiphor Corporation (the “Warrant”).  Capitalized terms used herein shall have the meaning ascribed thereto in Schedule “A” - Defined Terms, attached hereto.

IN WITNESS WHEREOF the Purchaser has duly executed this Subscription Agreement.

DATED this 12th day of July, 2006.

Name	Address
QUORUM SECURED EQUITY TRUST, by its Manager, Quorum P.I.P.E. Management Inc.	Sun Life Tower 150 King Street West Suite 1505 Toronto, Ontario M5J 1J9

Per: /s/ Michael E. Goffin

Name: Michael E. Goffin

Title:   SVP Investments

-

TERMS AND CONDITIONS

1.

Description of Debenture and Warrant

The Debenture and the Warrant shall be in the form of Schedule “B”- Form of Debenture and Schedule “C” - Form of Warrant, respectively, attached hereto.

2.

Payment

Payment for the Unit must be delivered to the Corporation on the Closing Date and shall be made by certified cheque drawn on a Canadian chartered bank and payable to the Corporation or payable in such other manner as may be specified by the Corporation.

3.

Closing

Delivery of and payment for the Unit will be completed (the “Closing”) at the offices of Cassels Brock & Blackwell LLP in Toronto, Ontario, at 2:00 p.m. (local time) (the “Closing Time”) or such other time or place as the Corporation and the Purchaser may agree, on July 12, 2006 or such earlier or later date as the Purchaser and the Corporation may agree (the “Closing Date”).

At the Closing Time the Corporation shall deliver to the Purchaser:

(a)

certificates representing the Debenture and the Warrant, registered as the Purchaser may direct;

(b)

the requisite legal opinions and certificates as contemplated in Section 10 hereof; and

(c)

such further documentation as may be contemplated herein or as counsel to the Purchaser or the applicable regulatory authorities may reasonably require;

against delivery by the Purchaser to the Corporation of this Subscription Agreement and each of the Exhibits hereto duly completed and executed and payment of the purchase price for the Unit.

4.

Representations, Warranties and Covenants of the Purchaser

The Purchaser hereby represents, warrants and covenants to and with the Corporation that:

(a)

the Purchaser is purchasing the Unit as principal for its own account, and not for the benefit of any other person, and not with a view to the resale or distribution of the Unit;

(b)

the Purchaser is an “accredited investor” as defined in National Instrument 45-106 – Prospectus and Registration Exemptions and the Purchaser has properly completed and executed the Accredited Investor Status Certificate attached hereto as Exhibit 1 and is delivering same herewith;

-

(c)

the Purchaser will execute and deliver all documentation as may be required by applicable Securities Laws and by the TSXV to permit the purchase of the Unit on the terms herein set forth;

(d)

this Subscription Agreement (including the Exhibits hereto) has been duly authorized, executed and delivered by the Purchaser, and constitutes a legal, valid, binding and enforceable obligation of the Purchaser;

(e)

the Purchaser is resident in the Province of Ontario;

(f)

the Corporation has advised the Purchaser that the Corporation is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell the Unit through a person or company registered to sell the Unit under the Securities Act (Ontario) and other applicable securities laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Ontario) and other applicable securities laws, including statutory rights of rescission or damages, will not be available to the Purchaser;

(g)

it has had access to the information which has been filed by the Corporation with the applicable securities commissions or stock exchange in compliance, or intended compliance, with applicable securities legislation and has made such investigations, if any, concerning the Corporation as it has considered necessary so as to make an informed investment decision in connection with an investment in the Unit;

(h)

the offer and sale of the Unit has not been accompanied by any advertisement and the Purchaser has not become aware of any advertisement in printed media of general and regular paid circulation, radio, television or telecommunications, including electronic display, with respect to the offering of the Unit;

(i)

it has been advised to obtain independent legal, income tax and investment advice with respect to its subscription for the Unit and applicable resale restrictions in respect of the Securities and, accordingly, has had the opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Purchaser for the purpose of giving the representations, warranties and covenants contained herein;

(j)

this Subscription Agreement is not enforceable by the Purchaser unless and until it has been accepted by the Corporation;

(k)

the Purchaser will resell the Securities only in accordance with the provisions of applicable securities legislation and stock exchange rules;

(l)

the Purchaser has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment;

(m)

if the Purchaser is a corporation, partnership, unincorporated association or other

-

entity, the person executing this Subscription Agreement on behalf of the Purchaser has the necessary power and authority to do so and the investment contemplated hereby has been duly authorized by all necessary action of the Purchaser;

(n)

the Purchaser is not a “U.S. Person” as defined by Regulation S of the U.S. Securities Act and is not acquiring the Unit for the account or benefit of a U.S. Person;

(o)

the Purchaser was not in the United States at the time the offer to purchase the Unit was received or at the time that this Subscription Agreement was executed; and

(p)

the securities have not been, and will not be registered under the U.S. Securities Act, and may not be reoffered for sale or resold or otherwise transferred except in accordance with the provisions of Regulation S, pursuant to an effective registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act.

5.

Purchaser’s Acknowledgements

The Purchaser acknowledges and agrees that:

(a)

it has not been provided with a prospectus or with an offering memorandum as defined in the applicable Securities Laws or any similar document in connection with its purchase of the Unit;

(b)

the Corporation will be required by law or otherwise to disclose to regulatory authorities the identity of the Purchaser;

(c)

the Unit and Underlying Securities are subject to restrictions on resale under applicable securities laws (which restrictions, other than restrictions which arise solely as a result of such resale constituting a “control distribution” as defined in National Instrument 45-102, shall not exceed four months from the Closing Date in the Province of Ontario provided that the Purchaser effects all of the filings and pays all fees required to be filed or paid by it under applicable securities laws) and the rules of the TSXV and the Unit and, where appropriate, the Underlying Securities, will bear a legend regarding restriction on transfer;

(d)

no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(e)

there is no government or other insurance covering the Securities;

(f)

there are risks associated with the purchase of the Securities;

(g)

there are restrictions on the Purchaser’s ability to resell the Securities and it is the responsibility of the Purchaser to ascertain what these restrictions are and to comply with these restrictions; and

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(h)

the funds which will be advanced by the Purchaser to the Corporation hereunder, as applicable, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Purchaser acknowledges that the Corporation may in the future be required by law to disclose the Purchaser's name and other information relating to this Subscription Agreement and the Purchaser's subscription hereunder, on a confidential basis, pursuant to the PCMLTFA.  To the best of its knowledge (a) none of the subscription funds to be provided by the Purchaser (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and (b) it shall promptly notify the Corporation if the Purchaser discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

The Purchaser acknowledges and consents to the fact that the Corporation is collecting personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and Personal Information Protection Act (British Columbia) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing this Subscription Agreement.  The Purchaser acknowledges and consents to the Corporation retaining such personal information for as long as permitted or required by law or business practices.  The Purchaser further acknowledges and consents to the fact that the Corporation may be required by the Securities Laws or the rules and policies of any stock exchange to provide regulatory authorities with any personal information provided by it in this Subscription Agreement.  In addition to the foregoing, the Purchaser agrees and acknowledges that the Corporation may collect such information as contemplated hereby, and may use and disclose such personal information, as follows:

(i)

for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Purchaser;

(ii)

for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(iii)

disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure; or

(iv)

disclosure to professional advisers of the Corporation in connection with the performance of their professional services; and

The Corporation hereby notifies the Purchaser that:

(a)

pursuant to National Instrument 45-106, delivery of the information pertaining to the Purchaser to the Ontario Securities Commission (the “OSC”) is required as set out in Schedule I of Form 45-106F1 – Report of Exempt Distribution, comprising the full name, address and telephone number of the Purchaser, the number and

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type of securities of the Corporation purchased by the Purchaser, the total purchase price of such securities, the exemption relied upon in connection with such purchase, and the date of such distribution (collectively, the “Ontario Personal Information”);

(b)

the Ontario Personal Information is being collected indirectly by the OSC under the authority granted to it in securities legislation;

(c)

the Ontario Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of the Province of Ontario;

(d)

the title, business address and business telephone number of the public official in Ontario, as set out in Form 45-106F1, who can answer questions about the OSC’s indirect collection of Ontario Personal Information is as follows: Ontario Securities Commission, Administrative Assistant to the Director of Corporate Finance at (416) 593-8086, Suite 1900, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8,

and the Purchaser hereby authorizes the indirect collection of Ontario Personal Information by the OSC.

6.

Reliance Upon Representations, Warranties and Covenants of Purchaser

The Purchaser acknowledges that its representations and warranties and covenants contained in this Subscription Agreement are made with the intent that they may be relied upon by the Corporation to, among other things, determine the Purchaser’s eligibility to purchase the Unit.  The Purchaser further agrees that by accepting the Unit, the Purchaser shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Time with the same force and effect as if they had been made by the Purchaser at the Closing Time, notwithstanding any due diligence investigations performed by, or any facts or circumstances otherwise coming to the attention of, the Purchaser or its representatives in the course thereof.

7.

Representations and Warranties of the Corporation

The Corporation represents, warrants and covenants to and with the Purchaser that:

(a)

Incorporation and Status.  The Corporation and each of the Subsidiaries is duly incorporated or created, as applicable, and organized, and is validly existing under its jurisdiction of organization. The Corporation and each of the Subsidiaries is duly registered, licensed or qualified as an extra-provincial or foreign corporation or partnership, as applicable, and is up to date in the filing of all corporate and similar returns under the laws of those jurisdictions where it operates and where failure to be so registered, licensed, qualified or up to date would have a material adverse effect on it.

(b)

Subsidiaries.  The Corporation is the direct or indirect beneficial and registered owner of all of the issued and outstanding shares or interests of each of the

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Subsidiaries.  The Corporation has no equity or other interest in any other Person other than the Subsidiaries.

(c)

Corporate Power and Due Authorization.  The Corporation has the corporate power and capacity to enter into, and to perform its obligations under this Subscription Agreement, the Security Documents and the Unit, as applicable.  Each of this Subscription Agreement, the Unit and the Security Documents has been duly authorized, executed and delivered by the Corporation and is a valid and binding obligation of the Corporation enforceable in accordance with its terms, subject to the usual exceptions as to bankruptcy and the availability of equitable remedies.

(d)

Business of the Corporation.  The Corporation and each of the Subsidiaries has the corporate power and capacity to own, lease or license its assets and to carry on its business.

(e)

No Contravention.  None of the entering into of this Subscription Agreement and the Security Documents, the issuance of the Unit and the Underlying Securities and the performance by the Corporation or any of the Subsidiaries of any of its other obligations hereunder or thereunder will contravene, breach, result in any default or result in any acceleration, bonus or benefit to any other party under the articles, by-laws, constating documents or other organizational documents of the Corporation or the Subsidiaries or under any mortgage, lease, license agreement, agreement, other legally binding instrument, license, permit, statute, regulation, order, judgment, decree or law to which any of them is a party or by which they may be bound.

(f)

Not Insolvent.  The realizable value of the Corporation’s assets is greater than the sum of its liabilities (actual and contingent), and immediately after Closing, the Corporation will be able to meet its liabilities as they become due. None of the Corporation or any of the Subsidiaries, any creditor of the Corporation or any of the Subsidiaries or any other Person has instituted any proceeding or taken any corporate action or executed any agreement in connection with the commencement of any proceeding:

(A)

seeking to adjudicate the Corporation or any Subsidiary as bankrupt or insolvent;

(B)

seeking liquidation, dissolution, winding-up, reorganization, arrangement, protection, relief or composition of any of the Corporation or any Subsidiary or any material part of its property or debt, or making a proposal with respect to the Corporation or any Subsidiary under any law relating to bankruptcy, insolvency, reorganization or compromise of debts or other similar laws; or

(C)

seeking appointment of a receiver, trustee, agent, custodian or other similar official for any of the Corporation or any Subsidiary or for any material part of its properties and assets.

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(g)

Approvals and Consents.  Except for post-closing notices to be filed under applicable Securities Laws and post-closing filings with the TSXV and consents obtained, no authorization, consent or approval of, or filing with or notice to, any governmental agency, regulatory body, court or other person is required in connection with the execution, delivery or performance and compliance with the terms of this Subscription Agreement nor will such performance and compliance contravene any statute, rule or regulation binding on the Corporation.

(h)

Material Contracts.  Neither the Corporation nor any Subsidiary is a party to nor is bound by any contract, agreement or commitment that is material to or could reasonably be expected (upon breach, expiry or termination thereof) to materially adversely affect its business or its financial condition or any of its assets.

(i)

No Default Under Agreements.  None of the Corporation or any Subsidiary is in default or breach under any term or provision of its constating documents, by-laws or resolutions or of any contract, agreement, lease or other instrument to which it is a party which default or breach has had or could reasonably be expected to have a material adverse effect on the Corporation taken as a whole and there exists no state of facts that after notice or the passage of time, or both, would constitute such a default or breach and all those contracts, agreements, leases and other instruments are now in good standing in all material respects, and the Corporation and each of the Subsidiaries (as applicable) is entitled to all benefits, rights and privileges thereunder.

(j)

Location of and Title to Assets.  All of the assets owned and used by the Corporation and each of the Subsidiaries are located in the Province of British Columbia.  For greater certainty, the Corporation and the Subsidiaries have no material assets and no offices outside the Province of British Columbia.  The Corporation and each of the Subsidiaries is the absolute beneficial owner of, and has good and marketable title, free of all charges except for Permitted Encumbrances, to, all the material assets owned by it and used in connection with its business.

(k)

Financial Matters.  The audited consolidated financial statements of the Corporation and notes thereto as at and for the year ended December 31, 2005 present fairly, in all material respects, the consolidated financial position of the Corporation as at the dates indicated and the results of its operations and changes in its financial position for the periods specified and reflect all material liabilities (absolute, accrued, contingent or otherwise) of the Corporation as of the dates thereof and such financial statements have been prepared in conformity with Canadian generally accepted accounting principles applied, except as otherwise stated therein, on a consistent basis.  Since December 31, 2005, there has been no material adverse change in the business, operations, or condition of the Corporation, financial or otherwise except as publicly disclosed.

(l)

Share Capital.  The authorized capital of the Corporation consists of 100 million common shares and 50 million preferred shares, issuable in series of which 43,075,588 common shares and no preferred shares were issued and outstanding

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as at the close of business on July 11, 2006, and no issuances have been made since such date except for issuances on exercise of then outstanding rights to convert or exchange.

(m)

Environmental Matters.

(i)

None of the Corporation or any Subsidiary has emitted, discharged, deposited or released or caused or permitted to be emitted, discharged, deposited or released, any Substances on or to any of its premises, or in connection with the operation of its business, except in compliance with Environmental Law.

(ii)

None of the Corporation or any Subsidiary has permitted any of its premises to be used for the disposal of any Substance.

(iii)

There are no Environmental Permits required by the Corporation or any Subsidiary in connection with its business.

(iv)

There are no proceedings against or involving the Corporation or any Subsidiary either in progress, pending or, to the knowledge of the Corporation, threatened which allege the violation of, or non-compliance with, any Environmental Law.

(n)

Assets in Good Condition.  All the material physical assets of the Corporation and each Subsidiary are in good operating condition and in a state of good maintenance and repair subject to the usual wear and tear for assets of that age.

(o)

Licences and Agreements.  Each of the material licenses and agreements pursuant to which the Corporation or any Subsidiary is a party is in good standing and in full force and effect, and none of the Corporation or any Subsidiary or, to the best of the knowledge, information and belief of the Corporation, after due enquiry, any other party thereto is in breach of any material covenants, conditions or obligations contained therein.

(p)

Tax Matters.  The Corporation and each of the Subsidiaries has filed or caused to be filed all tax returns required to be filed in all applicable jurisdictions and has paid all Governmental Charges.  There are no proceedings in progress, pending or, to the knowledge of the Corporation, threatened in respect of any Governmental Charges and, in particular, there are no currently outstanding reassessments or written enquiries that have been issued or raised by any governmental authority relating to any Governmental Charges.  The Corporation and each of the Subsidiaries has withheld or collected and remitted all amounts required to be withheld or collected and remitted by them in respect of any Governmental Charges.

(q)

Insurance.  All physical assets of the Corporation and each of the Subsidiaries are covered by insurance with responsible insurers against such risks and in such amounts as are reasonable for prudent owners of comparable assets.  None of the Corporation or any Subsidiary is in default with respect to any of the material

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provisions contained in any current insurance policy, and none of them has failed to give any notice or pay any premium or present any unsettled claim under any current insurance policy in a due and timely fashion, and no claim has been made under any insurance policy by the Corporation, its Subsidiaries or any officer or director thereof (past or present directors) in the preceding three years.  Within 60 days of the date hereof, the Corporation will obtain directors and officers liability and corporate reimbursement insurance (the “D&O Policy”) with responsible insurers in accordance with acceptable industry standards for coverage in the amount and on terms acceptable to the Purchaser, acting reasonably.  None of the Corporation, its Subsidiaries or any officer or director thereof has any reason to believe that any existing insurance policy of the Corporation or its Subsidiaries will not be renewed by the applicable insurance company on said policy’s renewal date.  The particulars of all such insurance are summarized on Schedule 7(q) “Insurance”.

(r)

Intellectual Property.

(i)

To the best of management’s knowledge and belief, all registrations with, and applications to, governmental authorities in respect of the Intellectual Property are valid and in full force and effect and are not subject to the payment of any taxes or maintenance fees or the taking of any other actions by the Corporation to maintain their validity or effectiveness, other than routine filings and payments applicable to registrations of that kind. The Intellectual Property is owned by, or licensed to, the Corporation and the Subsidiaries, as the case may be, and the Corporation and the Subsidiaries have the right to use the Intellectual Property.

(ii)

To the best of management’s knowledge and belief, there are no restrictions on the direct or indirect transfer or assignment of any of the Intellectual Property.

(iii)

No licences or sublicenses have been granted by the Corporation or any of the Subsidiaries to third parties permitting the use of any Intellectual Property except customer agreements nor, except through such customer agreements, is there any obligation on the part of the Corporation or any of the Subsidiaries to enter into a licence or sublicense with a third party to permit such third party to use any of its Intellectual Property.

(iv)

No notice has been received by the Corporation or any of its Subsidiaries that its rights to the Intellectual Property are invalid or unenforceable or that any infringement or misappropriation thereof, in whole or in part, by any Person has occurred, and no legal proceedings alleging infringement have been initiated or, to the knowledge of the Corporation, threatened.

(v)

To the best of management’s knowledge and belief, the conduct of the business of the Corporation and each of the Subsidiaries does not infringe the intellectual property rights of any Person.

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(vi)

All of the employees, consultants and independent contractors employed or engaged by the Corporation and any of the Subsidiaries have acknowledged and agreed in writing that (A) all proprietary rights, patent rights, copyrights, trade secrets, information and any other intellectual or industrial proprietary rights relating to the business and operations of the Corporation and the Subsidiaries, including without limitation the Intellectual Property and the Technology, which are developed or conceived during their employment or engagement by the Corporation or any Subsidiary is the sole property of the Corporation or the applicable Subsidiary, as applicable, and (B) any invention, discovery, trade secret, improvement or procedure that relates to the business of the Corporation and the Subsidiaries is the sole property of the Corporation or the applicable Subsidiary, as applicable (including all related intellectual property rights) and is assigned to the Corporation or the applicable Subsidiary, as applicable, and any moral right such Person may have to such discovery, invention, trade secret, improvement or procedure is waived.

(s)

Technology.  Except as listed in Schedule 7(s) - “Technology” and except for individual elements of the Technology which may be in the public domain (such as the text of relevant statutes and regulations), to the best of management’s knowledge and belief, the Corporation and the Subsidiaries own all equitable and legal rights in and to the Technology. To the best of management’s knowledge and belief, all elements of the Technology are protectable under the copyright laws, patent laws, or laws addressing protection of trade secrets and similar confidential information and materials of Canada and the United States and, in the case of elements of the Technology protected or protectable by copyright or patent, have been, or to the knowledge of the Corporation, are capable of being, registered in the Canadian and U.S. copyright or patent offices. To the best of management’s knowledge and belief after due inquiry, no author of any element of the Technology has asserted or threatened to assert any moral rights therein.  None of the Corporation or any Subsidiary has taken any action, and the Corporation is aware of no facts, which would cause any element of the Technology to have entered the public domain.

(t)

Permits, Registrations and Elections.  The Corporation and each of the Subsidiaries holds all permits (including, without limitation, all environmental permits), licenses, approvals, consents, authorizations, registrations, certificates and franchises of governmental agencies or regulatory bodies required to own its properties and assets and to carry on its business (collectively, the “Permits”).  All the Permits are in full force and effect; the Corporation and each of the Subsidiaries are in compliance in all material respects with all the terms and conditions relating to the Permits; and there are no proceedings in progress, pending or, to the knowledge of the Corporation, threatened that may result in revocation, cancellation, suspension, rescission or any adverse modification of any of the Permits nor, to the knowledge of the Corporation, are there any facts upon which proceedings could reasonably be based.

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(u)

Compliance with Laws and Litigation.

(i)

The Corporation and each of the Subsidiaries is in all material respects conducting its business in compliance with all applicable laws, regulations, by-laws and ordinances  (including, without limitation, all Environmental Law) of each jurisdiction in which its business is carried on;

(ii)

There is no court, administrative, regulatory or similar proceeding (whether civil, quasi-criminal or criminal); arbitration or other dispute settlement procedure; investigation or enquiry by any governmental, administrative, regulatory or similar body; or any similar matter or proceeding (collectively, “Proceedings”) against or involving the Corporation, any Subsidiary or any of their officers or directors (whether in progress, pending or, to the knowledge of the Corporation after due inquiry, threatened); no event or events have occurred that might give rise to any Proceedings and the Corporation is not aware of any existing grounds on which such Proceedings might be commenced and there is no judgment, decree, injunction, rule, award or order of any court, government department, board, commission, agency, arbitrator or similar body outstanding against the Corporation, any Subsidiary or any of their officers or directors.

(v)

Material Facts Disclosed.  None of the statements, documents, certificates or other items prepared or supplied by the Corporation or any Subsidiary to the Purchaser with respect to the transactions contemplated hereby contains an untrue statement of a material fact, or fails to disclose a fact that is necessary to be made in order for any material statement not to be misleading (in each case as of the date such statement is made or document, certificate or other item dated).

(w)

Reporting Issuer Status.  The Corporation is a reporting issuer (or its equivalent) in good standing in the United States and the provinces of British Columbia and Alberta, and no material change relating to the Corporation has occurred with respect to which the requisite material change report (or its equivalent) has not been filed under applicable Securities Laws and no such disclosure is currently on file with the securities commissions of such jurisdictions on a confidential basis.

(x)

Filings, etc.  All press releases, material change reports, financial statements and other documents filed by, or on behalf of, the Corporation with the SEC and the securities commissions of British Columbia and Alberta during the last three years were, at the respective dates of such filings, true and correct in all material respects and collectively provide disclosure of all material facts relating to the Corporation required to be disclosed in accordance with applicable Securities Laws and each such document did not contain any misrepresentation as of the respective dates of such filings.

(y)

Shareholder Agreements.  The Corporation is not aware of any agreements, arrangements or understandings among or between any shareholders of the

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Corporation with respect to the Corporation or the voting or disposition of any shares.

(z)

Directors Agreements.  To the best knowledge of the Corporation after due inquiry, there are no agreements or arrangements among or between any directors of the Corporation with respect to the Corporation.

(aa)

No Rights to Acquire Securities.  Except as disclosed in Schedule 7(aa) “Rights to Acquire Securities” and in the Corporation’s most recently publicly disclosed financial statements (for greater clarity, respecting the year ended December 31, 2005), no person has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares, securities, warrants (including convertible securities or warrants) of the Corporation or any Subsidiary, except options granted since December 31, 2005 under the Corporation’s stock option plan. The particulars of all such agreements are disclosed on Schedule 7(aa) “Rights to Acquire Securities”.

(bb)

No Rights to Provide Financial Advisory Services.  No person has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement for the provision of financial advisory services to the Corporation.

(cc)

No Suspension of Trading.  No order preventing or suspending trading in any securities of the Corporation or prohibiting the issue and sale of securities by the Corporation has been issued and no such proceedings for such purposes are pending or, to the best of the knowledge of the Corporation, threatened.

(dd)

Indebtedness.  The Corporation has no Indebtedness senior to the indebtedness represented by the Debenture.

(ee)

Appointment of Quorum Nominee to Board of Directors.  At the Closing Time or within 30 days thereafter, the Quorum Nominee shall have been duly appointed as a director of the Corporation.

(ff)

Customers.  Except as listed on Schedule 7(ff)-”Customers”, the Corporation has no customers that accounted for greater than 5% of its consolidated revenue during the year ended December 31, 2005 (a “Material Customer”).  Management of the Corporation is not aware of any threatened termination or significant adverse change to any of its existing arrangements with any Material Customer.

(gg)

No Material Adverse Change.  No material adverse change has occurred in the business or affairs of the Corporation since December 31, 2005.

(hh)

Borrowed Funds.  Other than unsecured trade payables incurred in the ordinary course of business and as specified on Schedule 7(hh) “Borrowed Funds”, at the date hereof the Corporation has borrowed no funds from any person.

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(ii)

Inactive Subsidiaries.  All of the current Subsidiaries are inactive, shell companies and have no assets.

8.

Covenants of the Corporation

The Corporation hereby covenants to and with the Purchaser that it will:

(a)

fulfill all legal requirements to permit the creation, issuance, offering and sale of the Debenture, the Warrant and the Underlying Securities as contemplated in this Subscription Agreement including, without limitation, compliance with applicable Securities Laws to enable the Debenture, the Warrant and the Underlying Securities to be offered for sale and sold to the Purchaser without the necessity of filing a prospectus;

(b)

appoint the Quorum Nominee to the Board of Directors upon issuance of the Debenture or within 30 days thereafter and, for at least as long as the Obligations remain outstanding, propose such nominee for nomination for election to the Board of Directors at any meeting of shareholders electing directors, solicit proxies for the election of such nominee and promptly facilitate the appointment of any replacement Quorum Nominee designated by the Purchaser to the Board of Directors;

(c)

forthwith after Closing, file such documents as may be required under applicable Securities Laws and requirements of the TSXV and any other securities regulatory authorities relating to the private placement of the Unit which, without limiting the generality of the foregoing, shall include the filing of Form 45-106Fl as prescribed by National Instrument 45-106;

(d)

fulfill and comply with the covenants contained in the Debenture;

(e)

ensure that the Purchaser is noted as a named insured or loss payee on all policies of insurance held by the Corporation and ensure that all such policies remain in good standing and provide the Purchaser with notice of any claim under any insurance policy at the same time that such notice is provided to its insurance company, until such date as the Obligations have been paid in full; and

(f)

arrange and maintain in force directors’ and officers’ liability insurance coverage in an amount satisfactory to the Purchaser.

9.

Reliance Upon Representations, Warranties and Covenants of Corporation

The Corporation acknowledges that its representations, warranties and covenants contained in this Subscription Agreement are made with the intent that they may be relied upon by the Purchaser in purchasing the Unit hereunder. The Corporation further agrees that by delivering the Unit to the Purchaser, the Corporation shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Time with the same force and effect as if they had been made by the Corporation at the Closing Time.

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10.

Conditions of Closing

The obligation of the Purchaser to purchase the Unit at the Closing shall be subject to the Purchaser having completed its due diligence of the Corporation to its sole satisfaction up to and including the Closing Time, and having received at the Closing Time:

(a)

favourable legal opinions, in form and substance satisfactory to the Purchaser, acting reasonably, dated the Closing Date, from Lang Michener LLP, counsel for the Corporation and its Subsidiaries addressing, among other things (without limitation) the due authorization of the Debenture, the Warrant and related instruments and agreements, the enforceability (subject to customary limitations) of the Debenture, the Warrant, the Security Documents, the validity of the security interests created by the Purchaser and all related instruments and agreements, the prospectus exempt nature of the issuance of the Debenture, the Warrant and the Underlying Securities and the first trade of such securities;

(b)

executed Security Documents, in each case in form and substance satisfactory to the Purchaser, acting reasonably;

(c)

an undertaking to obtain a D & O Policy satisfactory to the Purchaser acting reasonably, within 60 days of the Closing Date;

(d)

a certificate dated the Closing Date, signed by an appropriate officer of the Corporation, addressed to the Purchaser and its counsel, with respect to the articles and by-laws of the Corporation, all resolutions of the directors of the Corporation, and other corporate action relating to this Subscription Agreement and to the creation, allotment, issuance and sale (or reservation for issuance, as the case may be) of the Debenture, the Warrant and the Underlying Securities and with respect to such other matters as the Purchaser may reasonably request;

(e)

if applicable, a certificate or certificates dated the Closing Date and executed on behalf of the Corporation by two Senior Officers addressed to the Purchaser certifying, to the best of the information, knowledge and belief of the persons so signing, after having made due inquiry, that:

(i)

the representations and warranties of the Corporation contained in this Subscription Agreement are true and correct as of the Closing Date with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated by this Subscription Agreement;

(ii)

the Corporation has duly complied in all material respects with all of the terms and conditions of this Subscription Agreement on its part to be complied with up to the Closing Time;

(iii)

the Corporation has obtained all required approvals and authorizations for the issuance of the Debenture, the Warrant, the Underlying Securities and the Security Documents, including without limitation the approval of the TSXV;

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(iv)

no material adverse change has occurred in the business or affairs of the Corporation since December 31, 2005;

(f)

confirmation from the Board of Directors of the appointment of, or the process for the appointment of, the Quorum Nominee to the Board of Directors for the term of the Debenture and during any period that the Purchaser holds at least 5% of the shares of the Corporation, confirmation of such director’s compensation (including reasonable travel costs) in an amount satisfactory to the Purchaser and the delivery of an indemnity agreement executed by the Corporation in favour of the Quorum Nominee;

(g)

confirmation from the Purchaser that it has reviewed and approved the Corporation’s business plan dated on or about June 6, 2006;

(h)

payment from the Corporation of one year prepaid interest under the Debenture;

(i)

confirmation from the Purchaser that the transaction fee of 3% of the principal amount of the Debenture (plus GST) has been paid to QFC 1 LP; and

(j)

such other matters as the Purchaser may reasonably request.

11.

Costs

All fees and disbursements of counsel for the Corporation and the reasonable fees and disbursements of counsel for the Purchaser relating to the offering and sale of the Unit shall be borne by the Corporation, and the Corporation shall take all necessary steps to ensure that such fees and disbursements are deducted from the proceeds otherwise payable to the Corporation at closing. In addition, the Corporation agrees to pay all travel and due diligence costs incurred by the Purchaser (to a maximum of $3,000), as well as any applicable finder’s fees related to the offering and sale of the Unit provided that such finders were engaged by the Corporation and not by any other party.

12.

Currency

Unless otherwise specified herein, all amounts in this Subscription Agreement are in Canadian dollars.

13.

Governing Law

This Subscription Agreement is governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. The Purchaser irrevocably attorns to the jurisdiction of the courts of the Province of Ontario.

14.

Survival

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Corporation and the Purchaser for so long as the Debenture and the Warrant remain outstanding, notwithstanding the completion of the purchase of the Debenture

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by the Purchaser pursuant hereto, notwithstanding any and all due diligence performed by or on behalf of the Purchaser and any subsequent disposition by the Purchaser of the Debenture, the Warrant or the Underlying Securities.

15.

Assignment

This Subscription Agreement is not transferable or assignable by the parties hereto.

16.

Facsimile Subscription, Counterparts

The Corporation shall be entitled to rely on delivery by facsimile of an executed copy of this Subscription Agreement and acceptance by the Corporation of that delivery shall be legally effective to create a valid and binding agreement between the Purchaser and the Corporation in accordance with the terms of this Subscription Agreement. This Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

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ACCEPTANCE

The above-mentioned Subscription Agreement is hereby accepted and agreed to by Visiphor Corporation.

DATED the 12th day of July, 2006.

VISIPHOR CORPORATION

Per:

/s/ Roy Trivett

Name:

Roy Trivett

Title:

President and Chief Executive Officer

SCHEDULE “A”

DEFINED TERMS

The following terms used in the Subscription Agreement have the following meanings:

“Board of Directors” means the board of directors of the Corporation;

“Closing” has the meaning attributed thereto in Section 3;

“Closing Date” has the meaning ascribed thereto in Section 3;

“Closing Time” has the meaning ascribed thereto in Section 3;

“Corporation” means Visiphor Corporation;

“Debenture” means the convertible secured debenture of the Corporation in the form of Schedule “B”;

“Environment” means the ambient air, all layers of the atmosphere, surface water, underground water, all land, all living organisms and the interacting natural systems that include components of air, land, water, organic and inorganic matter and living organisms, and include indoor spaces;

“Environmental Law” means all federal, provincial, state, municipal or local statutes, regulations, by-laws, Environmental Permits, orders or rules, and any policies or guidelines of any governmental or regulatory body or agency, and any requirements or obligations arising under the common law, relating to the Environment, the transportation of dangerous goods and occupational health and safety;

“Environmental Permits” means all permits, licences, approvals, consents, authorizations, registrations and certificates issued by or provided to, as the case may be;

“Governmental Charges” means all taxes, levies, assessments, reassessments and other charges together with all related penalties, interest and fines, due and payable to any domestic or foreign government (federal, provincial, municipal or otherwise) or to any regulatory authority, agency, commission or board of any domestic or foreign government, or imposed by any court or any other law, regulation or rulemaking entity having jurisdiction in relevant circumstances if failure to pay could reasonably be expected to have a material adverse effect on the Corporation;

“Indebtedness” has the meaning ascribed thereto in the Debenture;

“Intellectual Property” means all intellectual property of the Corporation and each of the Subsidiaries used or being developed for use in the business of the Corporation and all rights of the Corporation therein, worldwide, whether registered or unregistered, including without limitation:

(i)

all copyrights used in the business of the Corporation and each of the Subsidiaries, including all applications and registrations of such copyrights;

(ii)

all trade-marks, trade-names, service marks, brand names, logos or the like used in the business of the Corporation and each of the Subsidiaries, whether used in association with wares or with services, and all applications, registration, renewals, modifications and extensions of such trade-marks;

(iii)

all patents, patent applications and other patent rights used in the business of the Corporation, including divisional and continuation patents; and

(iv)

the Technology;

“Obligations” means the principal amount owing from time to time, any interest payable thereon and all other amounts now or hereafter payable hereunder, and at any time outstanding hereunder, under the Debenture;

“Permits” has the meaning attributed thereto in subsection 7(s);

“Permitted Encumbrances” has the meaning ascribed thereto in the Debenture;

“Permitted Indebtedness” has the meaning ascribed thereto in the Debenture;

“Person” means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted;

“Proceedings” has the meaning ascribed thereto in subsection 7(u);

“Purchaser” means the Person named as “Purchaser” on the face page of this Subscription Agreement;

“Quorum Nominee” means the person proposed by the Purchaser to be nominated as a director of the Corporation and any replacement thereof;

“SEC” means the Securities and Exchange Commission;

“Securities” means the Debenture, the Warrant and the Underlying Securities;

“Securities Laws” means the securities legislation and the regulations, rules, orders and published policy statements thereunder, of the United States (federal and state, as applicable) and the provinces of Alberta and British Columbia;

“Security Documents” means the debenture and the general security agreement of the Corporation and such other security as may reasonably be requested by the Purchaser as security for the Obligations (as defined in the Security Documents) of the Corporation to the Purchaser;

“Senior Officer” means a senior officer of the Corporation;

“Subsidiary” means any corporation, partnership or trust of which more than 50% of the outstanding shares or interests of any class carrying voting rights are beneficially owned, directly or indirectly, by the Corporation, including, without limitation, the entities listed in Schedule “D”, and “Subsidiaries” means all of the Subsidiaries;

“Substance” means any substance or material under which any Environmental Law is defined to be “hazardous”, “toxic”, “deleterious”, “caustic”, “dangerous”, a “contaminant”, a “pollutant”, a “dangerous good”, a “waste”, a “source of contamination” or a source of a “pollutant”;

“Technology” means all technology created, developed or acquired by the Corporation and each of the Subsidiaries whether or not patented or patentable and whether or not fixed in any medium whatsoever, including without limitation, all inventions, know how, techniques, processes, procedures, methods, trade secrets, research and technical data, records, formulae, designs, sketches, patterns, specifications, blue prints, flow charts or sheets, equipment and parts lists and descriptions, samples, reports, studies, findings, algorithms, instructions, guides, manuals, and plans for new or revised products and/or services;

“TSXV” means the TSX Venture Exchange;

“UCC” means Uniform Commercial Code, in effect from time to time in the relevant jurisdiction of the Corporation or the applicable Subsidiary;

“Underlying Securities” means the common shares in the capital of the Corporation that are issuable upon the conversion of the Debenture and/or the exercise of the Warrant;

“U.S. Securities Act” means the U.S Securities Act of 1933, as amended; and

“Warrant” means the warrant to purchase 2,350,000 Common Shares in the capital of the Corporation in the form of Schedule “C”.

SCHEDULE “B”

FORM OF DEBENTURE

SCHEDULE “C”

FORM OF WARRANT

SCHEDULE “D”

SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Incorporation, Continuance or Amalgamation	Percentage of Voting Shares Directly or Indirectly Held by the Corporation
Visiphor (U.S.) Corporation	Delaware	100%
Sunaptic Solutions Incorporated	Canada	100%
Sunaptic Solutions International, Inc.	Delaware	100%

SCHEDULE 7(q)

“Insurance”

Commercial General Liability:

$5 million each occurrence, and in aggregate (includes products, personal injury)

$500,000 tenants legal liability

$25,000 medical expenses for any one person

$5 million non-owned automobiles

Employer’s Liability:

$5 Million/occurrence and in aggregate

Errors & Omissions:

$1 Million/claim and in aggregate

Commercial Property Package Policy:

3 locations (Burnaby, Granville, Victoria)

Burnaby: $675,000

Victoria: $200,000

Granville: $10,000 currently getting quotes for increased coverage

SCHEDULE 7(s)

“Technology”

Products

Briyante Integration Environment

Briyante Design Studio

Briyante Integration Server

InForce Arrest and Booking

            PRIME version

            US Core version

Computerized Arrest and Booking (CABS)

            US Version

            Canadian Version

Facial Recognition

            ID2000 SDK

            FR Canvas Components

Image Match SDK

Metadata Registry and Repository

ChildBase

InForce IQ

Documentation

            BIE

            InForce AB

CABS

            ID2000 SDK

            ChildBase

Training

            BIE

            IFAB

Prototypes / Knowledge

Excel Web Services Plug-in

GJXDM Schema Distiller

Schema Visitor

BIE Offline Optimizer

Identity Server

SCHEDULE 7(aa)

“Rights to Acquire Securities”

SCHEDULE 7(ff)

“Customers”

Department of Homeland Security

$1,061,176

32%

King County Washington

$507,470

15%

PRIMECorp B.C.

$434,256

13%

CompuDyne USA

$418,730

13%

Provincial Health Authority

$201,890

6%

Commonwealth Insurance Corp.

$183,145

5%

SCHEDULE 7(hh)

“Borrowed Funds”

•

Promissory Note dated July 12, 2006 issued to Keith Kretschmer in the principal amount of US$400,000

•

Promissory Note dated July 12, 2006 issued to Roy Trivett in the principal amount of $85,000

EXHIBIT 1

ACCREDITED INVESTOR STATUS CERTIFICATE

The Investor certifies that it/he/she is an “accredited investor” as defined in National Instrument 45-106 Prospectus and Registration Exemptions by virtue of qualifying as one or more of the following:

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

(a) a Canadian financial institution, or a Schedule III bank;
(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
(f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000;
X	(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

(n)

an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI45-106;

(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q)

a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

(v)

a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia.

For the purposes hereof, the following definitions are included for convenience:

(a)

“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds (i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or (ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(c)

“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(d)

“financial assets” means cash, securities, or any a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)

“founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the trade is actively involved in the business of the issuer;

(f)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(g)

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

(h)

“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

(i)

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(j)

“spouse” means an individual who(i)is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(k)

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI45-106 a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

In NI45-106 a person (first person) is considered to control another person (second person) if (a) the first person,   directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time.  If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company and the Agents prior to the Closing Time.

Dated  July 12, 2006

QUORUM SECURED EQUITY TRUST, by its Manager, Quorum P.I.P.E. Management Inc.

/s/ Michael E. Goffin

Signature of Investor or authorized signatory of Investor

Name:  Michael E. Goffin

Title:    SVP Investments

Exhibit 10.4

GENERAL SECURITY AGREEMENT

THIS AGREEMENT made as of the 12th day of July, 2006

B E T W E E N :

QUORUM SECURED EQUITY TRUST

(hereinafter called the “Investor”)

OF THE FIRST PART

A N D :

VISIPHOR CORPORATION

(hereinafter called the “Debtor”)

OF THE SECOND PART

THIS AGREEMENT WITNESSETH that in consideration of the Investor continuing to deal with the Debtor and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the parties hereto), the Debtor covenants and agrees with the Investor as follows:

1.00

GRANT OF SECURITY INTEREST

1.01

Security Interest

As a general and continuing security for the payment and performance of any and all indebtedness, obligations and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by the Debtor to the Investor or remaining unpaid by the Debtor to the Investor wheresoever and howsoever incurred and howsoever evidenced, whether arising from dealings between the Investor and the Debtor or from other dealings or proceedings by which the Debtor may be or become in any manner indebted, obligated or liable to the Investor and wherever incurred and in any currency and whether incurred by the Debtor alone or with another or others and whether as principal, guarantor or surety, and all interest, commissions, costs of realization, legal and other costs, charges and expenses and including, but without limiting the generality hereof, those arising under the debenture dated the date hereof issued by the Debtor in favour of the Investor (the “Debenture”) in respect of the obligations of the Borrower to the Investor (all of the foregoing being herein collectively called the “Obligations”), the Debtor hereby grants, bargains, assigns absolutely and transfers to the Investor, and grants to the Investor a continuing security interest in all the property, assets and undertakings of the Debtor of whatsoever nature and kind, now owned or hereafter acquired by or on behalf of the Debtor, wherever located (the “Collateral”) including, without limitation:

(a)

Accounts Receivable.  All debts, book debts, accounts, claims, demands, monies and choses in action whatsoever including, without limitation, claims against the Crown and claims under insurance policies, which are now owned by or are due, owing or accruing due to the Debtor or which may hereafter be owned by or become due, owing or accruing due to the Debtor together with all contracts, securities, bills, notes, lien notes, judgments, chattel mortgages, mortgages and all other rights, benefits and documents now or hereafter taken, vested in or held by the Debtor in respect of or as security for the same and the full benefit and advantage thereof, and all rights of action or claims which the Debtor now has or may at any time hereafter have against any person or persons, firm or corporation in respect thereof (all of the foregoing being herein collectively called the “Accounts Receivable”);

(b)

Inventory.  All inventory of whatever kind now or hereafter owned by the Debtor or in which the Debtor now or hereafter has an interest or right of any kind, and all accessions thereto and products thereof, including, without limitation, all goods, merchandise, raw materials, goods in process, finished goods, returned goods and repossessed goods, packaging and packing material and other tangible personal property now or hereafter held for sale, lease, rental or resale or that are to be finished or have been finished under a contract of service or that are to be used or consumed in the business of the Debtor (all of the foregoing being herein collectively called the “Inventory”);

(c)

Equipment.  All goods now or hereafter owned by the Debtor which are not inventory or consumer goods as defined in the Personal Property Security Act (British Columbia) (the “PPSA”) including, without limitation, all fixtures, equipment, machinery, tools, furniture, vehicles and other tangible personal property (all of the foregoing being herein collectively called the “Equipment”);

(d)

Chattel Paper, Instruments, Securities, etc.  All chattel paper, instruments, warehouse receipts, bills of lading and other documents of title, whether negotiable or non-negotiable, shares, stock, warrants, bonds, debentures, debenture stock or other securities, now or hereafter owned by the Debtor;

(e)

Intangibles.  All intangibles now or hereafter owned by the Debtor including, without limitation, all choses in action, contractual rights, goodwill, licenses, patents, trade marks, trade names, copyrights, industrial designs and other industrial or intellectual property or rights therein;

(f)

Books and Accounts, etc.  With respect to the personal property described in Paragraphs (a) to (e) inclusive, all books, accounts, invoices, deeds, documents, writings, letters, papers, security certificates and other records in any form evidencing or relating thereto and all contracts, securities, instruments and other rights and benefits in respect thereof;

(g)

Other Property.  The uncalled capital, money, rights, bills of exchange, negotiable and non-negotiable instruments, judgments and securities not otherwise described in Paragraphs (a) to (f) inclusive;

(h)

Replacements, etc.  With respect to the personal property described in Paragraphs (a) to (g) inclusive, all substitutions and replacements thereof, increases, additions and accessions thereto and any interest of the Debtor therein; and

(i)

Proceeds.  With respect to the personal property described in Paragraphs (a) to (h) inclusive, personal property in any form or fixtures or crops derived directly or indirectly from any dealing with such property or that indemnifies or compensates for such property destroyed or damaged and proceeds of proceeds whether of the same type, class or kind as the original proceeds.

1.02

Definitions and Interpretation

In this Security Agreement:

(a)

terms used herein and defined in the PPSA shall have the same meaning as in the PPSA unless the context otherwise requires;

(b)

any reference to “Collateral” shall, unless the context otherwise requires, refer to “Collateral or any part thereof”;

(c)

the grant of the security interest herein provided for shall include, without limitation, a fixed mortgage, hypothecation, pledge, charge and assignment of the Collateral in favour of the Investor;

(d)

the term “security interest” shall include, without limitation, a fixed mortgage, hypothecation, pledge, charge and assignment;

(e)

the term “purchase money security interest” shall mean a purchase money security interest granted by the Debtor under the PPSA to secure all or any part of the indebtedness incurred by the Debtor in connection with the acquisition of property (not in excess of the acquisition price of such property) or any extension or renewal or replacement of such indebtedness provided that the principal amount of such indebtedness is not increased; and

(f)

the term “encumbrance” shall include, without limitation, a security interest, lien, hypothec, claim, charge, deemed trust or encumbrance of any kind whatsoever.

1.03

Leases

The last day of the term of any lease, oral or written, or any agreement therefor, now held or hereafter acquired by the Debtor, shall be excepted from the security interest hereby granted and shall not form part of the Collateral, but the Debtor shall stand possessed of such one day remaining, upon trust to assign and dispose of the same as the Investor or any assignee of such lease or agreement shall direct.  If any such lease or agreement therefor contains a provision which provides in effect that such lease or agreement may not be assigned, sub-leased, charged or encumbered without the leave, licence, consent or approval of the lessor, the application of the security interest created hereby to any such lease or agreement shall be conditional upon such leave, licence, consent or approval having been obtained.

1.04

Debtor Remains Liable

Notwithstanding anything herein to the contrary:

(a)

the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed;

(b)

the exercise by the Investor of any of the rights or remedies hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

(c)

the Investor shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Investor be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

2.00

REPRESENTATIONS AND WARRANTIES

The Debtor represents and warrants to and in favour of the Investor as follows:

(a)

Good Standing, etc.  The Debtor is a corporation duly incorporated under the laws of Canada.  The Debtor is validly subsisting under the laws of Canada and is duly authorized and licensed to own its properties and to carry on its business as presently owned and carried on by it.  The Debtor has the necessary power and authority to enter into and perform its obligations hereunder and under the Debenture.

(b)

Consents.  No consent, approval or authorization of, or declaration, registration, filing or qualification with, or giving notice to, or taking of any other action, in respect of, any person, governmental authority or agency is required on the part of the Debtor in connection with the execution and delivery and enforcement of this Security Agreement or the Debenture.

(c)

Due Execution, etc.  This Security Agreement and the Debenture have each been duly executed and delivered by or on behalf of the Debtor and constitutes a valid and binding obligation of the Debtor enforceable in accordance with its terms, except as enforceability may be limited by any bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by similar principles of equity.

(d)

No Default, etc.  Neither the execution nor the delivery of this Security Agreement or the Debenture, the consummation of the transactions herein or therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof conflicts with or will conflict with, or results or will result in, any breach of, or constitutes a default under any of the provisions of, the constating documents of the Debtor or of any agreement or instrument to which the Debtor is a party or by which the Debtor, or any of its property or assets are bound or will result in the creation or imposition of any encumbrance upon any of the properties or assets of the Debtor or results or will result in the contravention of any law or rule or regulation to which the Debtor or its property or assets are subject and as a consequence of which the ability of the Debtor to perform its obligations under such agreements is or would likely be adversely affected.

(e)

Corporate Changes.  The Debtor shall not engage in any fundamental corporate change including, without limitation, any amalgamation, continuation, reorganization, arrangement, reduction in capital, liquidation, dissolution or winding-up, without the Investor’s prior written consent.

(f)

Title.  The Debtor has good right and lawful authority to mortgage, charge and grant a security interest in the Collateral to the Investor, as provided in and by this Security Agreement, and subject only to the security interests in favour of the Investor, the Debtor has good and marketable title to the Collateral free and clear of all encumbrances whatsoever except as are described in the attached Schedule “A”.

(g)

Location of Collateral.  The Debtor’s principal place of business and the location of the office where it keeps its records respecting the Accounts Receivable is #1100 – 4710 Kingsway Street, Burnaby, British Columbia, V5H 4M2.  The Debtor’s registered office address is c/o Lang Michener LLP, #1500 – 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7.  If (i) the Debtor changes its principal place of business, or the location of its Inventory or Equipment, or the location of the office where it keeps its records respecting the Accounts Receivable, or acquires other places of business, or (ii) any Collateral of the Debtor is located in a jurisdiction other than British Columbia, it shall promptly notify the Investor.

3.00

COVENANTS OF DEBTOR

The Debtor covenants and agrees with the Investor as follows:

3.01

Repair

The Debtor shall diligently repair, maintain, use, care for, protect and operate the Collateral and shall carry on and conduct its business in a proper, efficient manner in compliance with all laws so as to preserve and protect the Collateral and the earnings, incomes, rents, issues and profits thereof.

3.02

Information

The Debtor shall promptly furnish to the Investor such information with respect to the Collateral and the Debtor and its business as the Investor may from time to time reasonably require and shall promptly notify the Investor of all proceedings (pending or threatened) before any court, board, tribunal or similar body or any occurrence, condition or event which could have a material adverse effect on the business, property, assets, condition or affairs (financial or otherwise) of the Debtor or any of its subsidiaries.

3.03

Encumbrances

Except for any encumbrances in favour of the Investor, and the encumbrances described in the attached Schedule “A”, the Debtor shall keep the Collateral free at all times from any and all encumbrances of whatsoever nature, kind or priority other than those in favour of the Investor, defend the title to the Collateral against all persons, not permit the Collateral to become an accession to any property not subject to the security interest granted by this Security Agreement and not to become a fixture unless the security interest of the Investor ranks prior to the interests of all persons in the realty.

3.04

Insurance

The Debtor shall cause all of the Collateral which is of a character usually insured by businesses owning or operating Collateral of a similar nature to be properly insured and kept insured with reputable insurers acceptable to the Investor, against loss or damage by fire or other risks and hazards usually insured against by businesses owning or operating Collateral of a similar nature, in such amounts, containing such terms, in such form and for such purposes, as may be satisfactory to the Investor.  Loss under such insurance shall be payable to the Investor as its interest may appear and such insurance shall contain a mortgage clause acceptable to the Investor.

3.05

Permitted Disposals

The Debtor shall not, except as otherwise permitted hereunder or under the Debenture, remove, destroy, lease, sell or otherwise dispose of any of the Collateral except in the ordinary course of its business and except equipment which has become worn out or damaged or otherwise unsuitable for its purpose, in which case the Debtor shall substitute for such equipment, subject to the security interest created hereby and free from any other security interests, property of equal value such that the security hereby constituted shall not thereby be in any way reduced or impaired.

4.00

COLLECTIONS OF PROCEEDS

4.01

Payments to Investor

The Debtor shall:

(a)

collect and enforce payment of all Accounts Receivable (except as provided for in Section 4.02) and shall dispose of and receive payment for all Inventory which is ordinarily disposed of in the Debtor’s business;

(b)

if the security hereby constituted becomes enforceable as provided under Article 5.00 Default, receive and hold in trust for the Investor, all payments on or instruments received in respect of the Collateral, all rights by way of suretyship or guarantee which the Debtor now has or may hereafter acquire to enforce payment of Collateral and all rights in the nature of a security interest whereby the Debtor may satisfy any Collateral out of property, and all non-cash proceeds of any such collection, disposition or realization of any of the Collateral shall be subject to the security interest hereby created;

(c)

if the security hereby constituted becomes enforceable as provided under Article 5.00 Default, upon demand being made by the Investor, forthwith deliver to the Investor all such payments and instruments in the form received by the Debtor; and

(d)

if the security hereby constituted becomes enforceable as provided under Article 5.00 Default, upon demand being made by the Investor, forthwith deliver to the Investor all property in the Debtor’s possession or hereafter coming into its possession through enforcement of any such rights.

4.02

Account Debtor

Upon any Default (as defined herein) under this Security Agreement, the Investor may, from time to time, upon notice to the Debtor of its intention to do so, notify an account debtor or obligors under any Account Receivable of the assignment of the Account Receivable to the Investor and require such person to make payment to the Investor in respect of any of the Accounts Receivable and the Investor may hold all amounts acquired or received from any such account debtors or obligors, together with income on such amounts, as part of the Collateral and as security for the Obligations.

5.00

DEFAULT

5.01

Defaults

Without in any way limiting or restricting the demand nature of any of the Obligations and the rights of the Investor to demand, at any time, payment of any or all of the Obligations payable on demand, the Obligations secured by this Security Agreement shall be immediately due and payable in full and the security hereby constituted shall become enforceable without, subject to applicable law, the need for any action or notice on the part of the Investor upon the happening of any Event of Default under and as defined in any and all agreements between the Debtor or the Borrower and the Investor evidencing and documenting the Obligations or the obligations of the Borrower to the Investor including, without limiting the generality of the foregoing, the Debenture, and including the following events (herein called a “Default”):

(a)

if the Debtor shall fail to make any payment of any of the Obligations when due;

(b)

if the Debtor commits a breach of or fails to observe or perform any of the covenants, terms or conditions contained in this Security Agreement or in any other agreement or instrument from time to time in effect between the Debtor and the Investor, whether relating to the Obligations or not, or if any representation or warranty of the Debtor made to the Investor or otherwise contained herein, whether relating to the Obligations or not, shall be established by the Investor to have been incorrect in any material (determined in the Investor’s sole discretion) respect, and which is not corrected within five (5) business days after the provision of written notice of the event by the Investor;

(c)

if the Debtor shall default under any instrument or agreement with respect to any indebtedness or other obligation of it to the Investor or to any creditor or other person, provided that such default has resulted in, or may result in, with notice or lapse of time, or both, the acceleration of any such indebtedness or obligation in favour of such person or the right of such person to realize upon the Collateral, and which is not corrected within five (5) business days after the provision of written notice of the event by the Investor;

(d)

if the Debtor ceases paying its debts as they mature, ceases or threatens to cease to carry on its business, makes an assignment for the benefit of creditors, commits any act or does any thing constituting or being an act of bankruptcy or insolvency (as defined or provided for in any applicable statute), fails to defend in good faith any material action, suit or proceeding commenced against it, fails to discharge or appeal forthwith any judgment for the payment of money rendered against it, fails to pay any taxes, rates or charges when due, in consequence of which any lien or other encumbrance, inchoate or otherwise, upon the Collateral arises or could arise thereby, applies to any tribunal or similar body for the appointment or authorization of any receiver, trustee, liquidator or sequestrator or otherwise commences any proceedings relating to any substantial portion of its property under any reorganization, arrangement or readjustment of debt, dissolution, winding-up, adjustment, composition or liquidation law or statute of any jurisdiction including, without limitation, under the Companies Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada) or the Winding-Up and Restructuring Act (Canada), whether now or hereafter in effect (each of the foregoing herein referred to as a “Proceeding”);

(e)

if there is commenced against the Debtor any Proceeding and an order approving the petition or dissolution, liquidation or winding up is entered, or such Proceeding remains uncontested or undismissed for a period of 30 days, any receiver, trustee, liquidator, sequestrator or similar official of or for the Debtor or any substantial portion of the property of the Debtor is appointed, the Debtor by any act indicates consent to or approval of or acquiescence in any Proceeding for the appointment of any receiver, trustee, liquidator, sequestrator or similar official of or for the Debtor or any substantial portion of the property of the Debtor; or

(f)

if the Investor, in its absolute discretion, concludes as a result of the occurrence of any material change in the business, property, assets, condition or affairs (financial or otherwise) of the Debtor or any of its subsidiaries that the essential basis of the Obligations or security hereby constituted has been materially impaired or otherwise altered.

6.00

REMEDIES ON DEFAULT

If the security hereby constituted becomes enforceable, the Investor shall have, in addition to any other rights, remedies and powers which it may have under the Debenture, at law, in equity or under the PPSA the following rights, remedies and powers, subject to applicable law:

6.01

Power of Entry

The Debtor shall forthwith upon demand assemble and deliver to the Investor possession of all of the Collateral at such place as may be specified by the Investor.  The Investor may take such steps as it considers necessary or desirable to obtain possession of all or part of the Collateral and, to that end, the Debtor agrees that the Investor, its servants or agents or any Receiver (as defined herein) may enter upon lands and premises where the Collateral may be found for the purpose of taking possession of and/or removing the Collateral or any part thereof.  In the event of the Investor taking possession of the Collateral, or any part thereof, the Investor shall have the right to maintain the same upon the premises on which the Collateral may then be situated.  The Investor may, in a reasonable manner, take such action or do such things as to render any Equipment unusable.

6.02

Power of Sale

The Investor may sell, lease or otherwise dispose of all or any part of the Collateral, as a whole or in separate parcels, by public auction, private tender or by private contract and except as otherwise required by applicable law, with or without notice, with or without advertising and without any other formality, all of which are hereby waived by the Debtor.  Such sale, lease or disposition shall be on such terms and conditions as to credit and otherwise and as to upset or reserve bid or price as to the Investor, in its discretion, may seem advantageous.  If such sale, transfer or disposition is made on credit or part cash and part credit, the Investor need only credit against the Obligations the actual cash received at the time of the sale.  Any payments made pursuant to any credit granted at the time of the sale shall be credited against the Obligations as they are received.  The Investor may buy in or rescind or vary any contract for sale of all or any of the Collateral and may resell without being answerable for any loss occasioned thereby other than a loss resulting from bad faith or gross negligence of the Investor.  Any such sale, lease or disposition may take place whether or not the Investor has taken possession of the Collateral.  The Investor may, before any such sale, lease or disposition, perform any commercially reasonable repair, processing or preparation for disposition and the amount so paid or expended shall be deemed advanced to the Debtor by the Investor, shall become part of the Obligations, shall bear interest at the highest rate per annum charged by the Investor on the Obligations or any part thereof and shall be secured by this Security Agreement.

6.03

Validity of Sale

No person dealing with the Investor or its servants or agents shall be concerned to inquire whether the security hereby constituted has become enforceable, whether the powers which the Investor is purporting to exercise have become exercisable, whether any money remains due on the security of the Collateral, as to the necessity or expedience of the stipulations and conditions subject to which any sale, lease or disposition shall be made, otherwise as to the propriety or regularity of any sale or any other dealing by the Investor with the Collateral or to see to the application of any money paid to the Investor.  In the absence of fraud on the part of such persons, such dealings shall be deemed, so far as regards the safety and protection of such person, to be within the powers hereby conferred and to be valid and effective accordingly.

6.04

Receiver-Manager

The Investor may, in addition to any other rights it may have, appoint by instrument in writing a receiver or receiver and manager (both of which are herein called a “Receiver”) of all or any part of the Collateral or may institute proceedings in any court of competent jurisdiction for the appointment of such a Receiver.  Any such Receiver is hereby given and shall have the same powers and rights and exclusions and limitations of liability as the Investor has under this Security Agreement, at law or in equity.  In exercising any such powers, any such Receiver shall, to the extent permitted by law, act as and for all purposes shall be deemed to be the agent of the Debtor and the Investor shall not be responsible for any act or default of any such Receiver.  The Investor may appoint one or more Receivers hereunder and may remove any such Receiver or Receivers and appoint another or others in his or their stead from time to time.  Any Receiver so appointed may be an officer or employee of the Investor.  A court need not appoint, ratify the appointment by the Investor of or otherwise supervise in any manner the actions of any Receiver appointed by instrument.  Upon the Debtor receiving notice from the Investor of the taking of possession of the Collateral or the appointment of a Receiver, all powers, functions, rights and privileges of each of the directors and officers of the Debtor with respect to the Collateral shall cease, unless specifically continued by the written consent of the Investor.

6.05

Carrying on Business

The Investor may carry on, or concur in the carrying on of all or any part of the business or undertaking of the Debtor, and may, to the exclusion of all others, including the Debtor, enter upon, occupy and use all or any of the premises, buildings, plant and undertaking of or occupied or used by the Debtor and may use all or any of the tools, machinery, equipment and intangibles of the Debtor for such time as the Investor sees fit, free of charge, to carry on the business of the Debtor and, if applicable, to manufacture or complete the manufacture of any Inventory and to pack and ship the finished product.  The Investor shall not be accountable or otherwise liable to the Debtor for any negligence in exercising any of its rights and remedies under this Section 6.05 or in respect of any rent, charges, depreciation or damages arising in connection therewith.

6.06

Dealing with Collateral

The Investor may seize, collect, realize, dispose of, enforce, release to third parties or otherwise deal with the Collateral or any part thereof in such manner, upon such terms and conditions and at such time or times as may seem to it advisable, all of which may occur without notice to the

Debtor except as otherwise required by any applicable law.  The Investor may demand, sue for and receive any Accounts Receivable with or without notice to the Debtor, give such receipts, discharges and extensions of time and make such compromises in respect of any Accounts Receivable which may, in the Investor’s absolute discretion, seem bad or doubtful.  The Investor may charge on its own behalf and pay to others, sums for costs and expenses incurred including, without limitation, legal fees and expenses on a solicitor and his own client scale and Receivers’ and accounting fees, in or in connection with seizing, collecting, realizing, disposing, enforcing or otherwise dealing with the Collateral and in connection with the protection and enforcement of the rights of the Investor hereunder including, without limitation, in connection with advice with respect to any of the foregoing.  The amount of such sums shall be deemed advanced to the Debtor by the Investor, shall become part of the Obligations, shall bear interest at the highest rate per annum charged by the Investor on the Obligations or any part thereof and shall be secured by this Security Agreement.

6.07

Retention of Collateral

Upon notice to the Debtor and subject to any obligation to dispose of any of the Collateral, as provided in the PPSA, the Investor may elect to retain all or any part of the Collateral in satisfaction of the Obligations or any of them.

6.08

Pay Encumbrances

The Investor may pay any encumbrance that may exist or be threatened against the Collateral.  In addition, the Investor may borrow money required for the maintenance, preservation or protection of the Collateral or for the carrying on of the business or undertaking of the Debtor and may grant further security interests in the Collateral in priority to the security interest created hereby as security for the money so borrowed.  In every such case the amounts so paid or borrowed together with costs, charges and expenses incurred in connection therewith shall be deemed to have been advanced to the Debtor by the Investor, shall become part of the Obligations, shall bear interest at the highest rate per annum charged by the Investor on the Obligations or any part thereof and shall be secured by this Security Agreement.

6.09

Application of Payments Against Obligations

Any and all payments made in respect of the Obligations from time to time and monies realized on the Collateral may be applied to such part or parts of the Obligations as the Investor may see fit.  The Investor shall, at all times and from time to time, have the right to change any appropriation as it may see fit.  Any insurance monies received by the Investor pursuant to this Security Agreement may, at the option of the Investor, be applied to rebuilding or repairing the Collateral or be applied against the Obligations in accordance with the provisions of this Section.

6.10

Set-Off

The Obligations will be paid by the Debtor without regard to any equities between the Debtor and the Investor or any right of set-off or cross-claim.  Any indebtedness owing by the Investor to the Debtor may be set off and applied by the Investor against the Obligations at any time or from time to time either before or after maturity, without demand upon or notice to anyone.

6.11

Deficiency and Surplus

If the proceeds of the realization of the Collateral are insufficient to repay the Investor all monies due to it, the Debtor shall forthwith pay or cause to be paid to the Investor such deficiency.  If the proceeds of the realization of the Collateral exceed the total amount due to the Investor, any surplus shall be retained by the Debtor.

6.12

Investor Not Liable

The Investor shall not be liable or accountable for any failure to seize, collect, realize, dispose of, enforce or otherwise deal with the Collateral, shall not be bound to institute proceedings for any such purposes or for the purpose of preserving any rights of the Investor, the Debtor or any other persons, firm or corporation in respect of the Collateral and shall not be liable or responsible for any loss, cost or damage whatsoever which may arise in respect of any such failure including, without limitation, resulting from the negligence of the Investor or any of its officers, servants, agents, solicitors, attorneys, Receivers or otherwise.  Neither the Investor nor its officers, servants, agents or Receivers shall be liable by reason of any entry into possession of the Collateral  or any part thereof, to account as a mortgagee in possession, for anything except actual receipts, for any loss on realization, for any act or omission for which a mortgagee in possession might be liable, for any negligence in the carrying on or occupation of the business or undertaking of the Debtor as provided in Section 6.05 or for any loss, cost, damage or expense whatsoever which may arise in respect of any such actions, omissions or negligence.

6.13

Extensions of Time

The Investor may grant renewals, extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, perfect or fail to perfect any securities, release any part of the Collateral to third parties and otherwise deal or fail to deal with the Debtor, debtors of the Debtor, guarantors, sureties and others and with the Collateral and other securities as the Investor may see fit, all without prejudice to the liability of the Debtor to the Investor or the Investor’s rights and powers under this Security Agreement.

6.14

Rights in Addition

The rights and powers conferred by this Article 6.00 are in supplement of and in addition to and not in substitution for any other rights or powers the Investor may have from time to time under this Security Agreement, any other agreement or instrument from time to time in effect between the Debtor and the Investor, or under applicable law.  The Investor may proceed by way of any action, suit, remedy or other proceeding at law or in equity and no such remedy for the enforcement of the rights of the Investor shall be exclusive of or dependent on any other such remedy.  Any one or more of such remedies may from time to time be exercised separately or in combination.

7.00

DEALING WITH COLLATERAL BY THE DEBTOR

7.01

Sale of Inventory

Prior to the occurrence of a Default, the Debtor may, in the ordinary course of its business and on customary trade terms, lease or sell items of Inventory so that the purchaser thereof takes title clear of the security interest hereby created.  If such sale or lease results in an Account Receivable, such Account Receivable shall be subject to the security interest hereby created.

8.00

GENERAL

8.01

Security in Addition

The security hereby constituted is in addition to and not in substitution for any other security for the Obligations or for any other agreement between the parties creating a security interest in all or part of the Collateral, whether heretofore or hereafter made, and such security and such agreements shall be deemed to be continued and not affected hereby unless expressly provided to the contrary in writing and signed by the Investor and the Debtor.  The taking of any action or proceeding or refraining from so doing, or any other dealing with any other security for the Obligations or any part thereof, shall not release or affect the security interest created by this Security Agreement and the taking of the security interest hereby created or any proceedings hereunder for the realization of the security interest hereby created shall not release or affect any other security held by the Investor for the repayment of or performance of the Obligations.

8.02

Waiver

Any waiver of a breach by the Debtor of any of the terms or provisions of this Security Agreement or of a Default under Section 5.01 must be in writing to be effective against and bind the Investor.  No such waiver by the Investor shall extend to or be taken in any manner to affect any subsequent breach or Default or the rights of the Investor arising therefrom.

8.03

Further Assurances

The Debtor shall at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered each and every such further act, deed, conveyance, instrument, transfer, assignment, security agreement and assurance as the Investor may reasonably require in order to give effect to the provisions and purposes of this Security Agreement including, without limitation, in respect of the Investor’s enforcement of the security and its realization on the Collateral, and for the better granting, transferring, assigning, charging, setting over, assuring, confirming and/or perfecting the security interest of the Investor in the Collateral pursuant to this Security Agreement.  The Debtor hereby constitutes and appoints the Investor at its above address, or any Receiver appointed by the Court or the Investor as provided herein, the true and lawful attorney of the Debtor irrevocably with full power of substitution to do, make and execute all such assignments, documents, acts, matters or things with the right to use the name of the Debtor whenever and wherever it may be deemed necessary or expedient, and the Debtor hereby authorizes the Investor to file such proofs of claim and other documents as may be necessary or advisable in order to prove its claim in any bankruptcy, proposed winding-up or other proceeding relating to the Debtor.

8.04

Continuing Security Interest and Discharge

This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment and performance in full of the Obligations, notwithstanding any dealing between the Investor and the Debtor or any guarantor or any other person in respect of the Obligations or any release, exchange, non-perfection, amendment, waiver, consent or departure from or in respect of any or all of the terms or provisions of any security held for the Obligations.

8.05

Governing Law

This Security Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

8.06

Security Interest Effective Immediately

Neither the execution or registration of this Security Agreement nor any partial advances by the Investor shall bind the Investor to advance any other amounts to the Borrower.  The parties intend the security interest created hereby to attach and take effect forthwith upon execution of this Security Agreement by the Debtor, and the Debtor acknowledges that value has been given, that the Debtor has rights in the Collateral and that it has received a copy of this Security Agreement.

8.07

Invalidity

In the event that any term or provision of this Security Agreement shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Security Agreement shall be unaffected thereby and shall be valid and enforceable to the fullest extent permitted by law.

8.08

Indemnity and Expenses

(a)

The Debtor agrees to indemnify and save harmless the Investor from and against any and all claims, losses and liabilities arising out of or resulting out of or from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Investor’s gross negligence or wilful misconduct to the extent resulting solely and directly therefrom.

(b)

The Debtor will, upon demand, pay to the Investor the amount of any and all expenses, including the fees and disbursements of its counsel and of any experts and agents, which the Investor may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights or remedies of the Investor hereunder, or (iv) the failure by the Debtor to perform or observe any of the provisions hereunder.

(c)

All such expenses shall form part of the Obligations, shall bear interest at the rate specified in the Debenture, both before and after demand and judgment, from the date incurred and shall be secured by this Security Agreement.

8.09

Binding Effect

All rights of the Investor hereunder shall enure to the benefit of its successors and permitted assigns and all obligations of the Debtor hereunder shall bind the Debtor and its successors and permitted assigns.  The Debtor shall not assign this Security Agreement or any of its rights or obligations hereunder without the prior written consent of the Investor, provided that any such assignment shall not relieve the Debtor of its obligations hereunder.  The Investor shall be entitled to assign its rights hereunder without notice to or the consent of the Debtor.

8.10

Personal Property Security Act

This Security Agreement shall be subject to compliance with those provisions of the Personal Property Security Act (British Columbia) which cannot be waived, altered or superseded by agreement.

8.11

Precedence

In the event that any provisions of this Security Agreement contradict or are otherwise incapable of being construed in conjunction with the provisions of the Debenture (as the same may be further amended, supplemented, revised or replaced from time to time), the provisions of the Debenture shall take precedence over those contained in this Security Agreement and, in particular, if any act of the Debtor is expressly permitted under the Debenture but is prohibited under this Security Agreement, any such act shall be deemed to be permitted under this Security Agreement.

8.12

Notice

Any demand or notice to be given by any party hereto to any other party shall be in writing and may be given by personal delivery or, except during any period when postal service is interrupted, by prepaid registered mail or by telecopy or other means of instantaneous transmission that produces a permanent copy (“other communication”) addressed as follows:

(a)

to the Debtor at:

Visiphor Corporation

1100 – 4710 Kingsway Street

Burnaby, British Columbia

V5H 4M2

Attention:

Wayne Smith

Telecopier:

(604) 684-9314

(b)

to the Investor at:

Sun Life Tower

150 King Street West

Suite 1505

Toronto, Ontario

M5H 1J9

Attention:

Quorum P.I.P.E. Management Inc.

Telecopier:

(416) 971-5955

and, if given by registered mail shall be deemed to have been received by the party to whom it was addressed on the date falling four (4) business days following the date upon which it has been deposited in the post office with postage and cost of registration prepaid and, if personally delivered to an adult during normal business hours, when so delivered and, if given by other communication the third (3rd) business hour after transmission and confirmation of receipt; provided that any of the above-named parties may change the address designated above from time to time, by notice to the other party hereto in accordance with this section.

IN WITNESS WHEREOF the Debtor has executed this Security Agreement as of the day and year first above written.

VISIPHOR CORPORATION

Per:

/s/ Wayne Smith

[Authorized Signing Officer]

SCHEDULE “A”

Encumbrances

Permitted Encumbrances as defined in the Debenture.

Exhibit 10.5

POSTPONEMENT AND SUBORDINATION AGREEMENT:

RELATED PARTIES

THIS AGREEMENT made as of the 12th day of July, 2006.

A M O N G:

ROY TRIVETT
2683 Countrywoods Drive, Surrey, British Columbia  V3S 0E6

(herein called the “Related Party”)

OF THE FIRST PART

- and -

QUORUM SECURED EQUITY TRUST

(herein called the “Investor”)

OF THE SECOND PART

- and -

VISIPHOR CORPORATION

(herein called the “Borrower”)

OF THE THIRD PART

WHEREAS pursuant to a letter of intent issued by or on behalf of the Investor in favour of the Borrower dated May 17, 2006, and a convertible secured debenture dated on or about July 12, 2006 (collectively, the “Debenture”) between the Borrower and the Investor the Borrower is, or will be, indebted to the Investor in the principal amount of $1,600,000 (which indebtedness, together with interest, fees costs and premiums with respect thereto is hereinafter called the “Investor Indebtedness”) and which the Investor Indebtedness is secured by, inter alia, a general security agreement (the security now held, or hereafter acquired by the Investor, in respect of the property, assets and undertaking of the Borrower, both present and future, to secure the Investor Indebtedness are hereinafter collectively sometimes called the “Investor Security”);

AND WHEREAS the Borrower is indebted, and may hereafter become indebted, to the Related Party, in a principal amount not to exceed $85,000, (which indebtedness, together with interest, fees, costs and premiums with respect thereto is hereinafter collectively called the “Related Party Indebtedness”) which Related Party Indebtedness, or part thereof, is or may hereafter be secured by various documents and which Related Party Indebtedness is all of the indebtedness of the Borrower to the Related Party (which security and any other security now held or hereafter acquired by the Related Party in respect of the undertaking, property and assets of the Borrower, both present and future, are herein collectively sometimes called the “Related Party Security”);

AND WHEREAS the Related Party has agreed to postpone payment of the Related Party Indebtedness to payment by the Borrower of the Investor Indebtedness, provided that the Investor will permit the Borrower to repay the Related Party Indebtedness to the Related Party if the Borrower, both before and after payment, is in full compliance with the covenants contained in, and is not in default under, the Debenture and/or the Investor Security;

AND WHEREAS the Related Party has further agreed to subordinate the Related Party Security to the Investor's security;

AND WHEREAS the Borrower has agreed that it will repay the Investor Indebtedness and the Related Party Indebtedness in accordance herewith, and to maintain and deal with its assets in accordance with the provisions hereof.

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:

1.

Representations and Warranties

The Related Party represents and warrants to the Investor that:

(a)

it has not assigned all or any part of the Related Party Indebtedness or Related Party Security ever held by it to any person who is not a party to this agreement;

(b)

the Borrower is in compliance with all terms and conditions of the Related Party Security and the financing to be entered into between the Borrower and the Investor pursuant to the Debenture do not constitute a breach of any of the terms and conditions of the Related Party Security;

(c)

the Borrower is not indebted to any person who does not deal at arm’s-length with such Related Party, and if the Related Party is a corporation, to any person who is a shareholder of the Related Party, which representations and warranties are hereby continuously restated so long as any of the Investor Indebtedness is outstanding; and

(d)

the Related Party acknowledges that the Investor is relying on these representations and warranties in entering into this agreement and in advancing the Investor Indebtedness to the Borrower.

2.

Postponement of Related Party Indebtedness

The Related Party Indebtedness is hereby postponed to the Investor Indebtedness and each of the Borrower and the Related Party agree that until the Investor Indebtedness has been paid in full, the Borrower will not make any payment, nor will the Related Party receive any payment, on account of the Related Party Indebtedness, provided that the Borrower may repay, and the Related Party may receive payment of, the Related Party Indebtedness if the Borrower, both before and after payment, is in full compliance with the covenants contained in, and is not in default under, the Debenture and/or the Investor Security.

3.

Postponement and Subordination of Related Party Security

(a)

The Related Party agrees with the Investor that the Related Party Security shall rank subsequent and be subordinate to the Investor Security to the extent of all principal, interest and other costs and charges which are thereby secured notwithstanding the time or order of creation, execution, delivery, attachment or perfection thereof, the method of perfecting, the time or order of registration or filing of financing statements or the time or order of registration in any land registration office, the date or dates of any advance or advances by the Investor and the Related Party, the date or dates of any default by the Borrower or the date or dates of taking any enforcement measures or proceedings.

(b)

The priority to which the Investor and the Related Party are entitled hereunder shall extend to all books, accounts, invoices, letters, papers, documents, and other records in any form relating to the assets and undertaking of the Borrower, all contracts, securities, instruments and other rights and benefits in respect thereof, all substitutions and replacements thereof, and increases, additions, and accessions thereto, all proceeds therefrom, and any insurance, indemnity or compensation for loss of or damage to such assets and undertaking.

(c)

The proceeds resulting from the enforcement or realization of any of the mortgages, charges, assignments or other security interests contained in or constituted by the Related Party Security or the Investor Security and all other proceeds received by the Related Party or the Investor pursuant to the Related Party Security or the Investor Security, including without limitation, insurance and expropriation proceeds, will be divided or otherwise dealt with in such a way as to give effect to the provisions of this agreement and the priorities created and established hereby, provided that in the event of any transfer of title from the Borrower to the Investor under any foreclosure provisions no payments shall be required to be made to the Related Party on the basis of any deemed or appraised value, other than as may be required by applicable law.

(d)

Without limiting the generality of the foregoing, the Related Party agrees to the extent that it receives any amount upon realization of the Related Party Security, such amount shall be received in trust for the Investor and shall be paid over to the Investor forthwith on demand but no such amounts received or held in trust shall reduce the Investor Indebtedness until actually received by the Investor.

4.

Consent to the Investor Security and Related Party Security

Notwithstanding the terms of any agreement or instrument establishing or related to the Investor Security or the Related Party Security, the Investor hereby consents to the creation and issue of the Related Party Security and the Related Party hereby consents to the creation and issue of the Investor Security.  Each hereby consents to the other being named as a loss payee on any policy of insurance now or hereafter held by the Borrower in respect of its assets and undertaking, as applicable, provided that the proceeds of any such policy shall be payable in accordance with the terms of this agreement.

5.

Consent and Agreement of Borrower

The Borrower agrees with the Investor and the Related Party that so long as the Investor Indebtedness is outstanding and is secured by the Investor Security, it will stand possessed of its assets thereby secured and maintain and deal with such assets in accordance with the priorities herein set out.

6.

General Provisions

(a)

Binding Effect:  This agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective heirs, executors, legal representatives, successors and assigns, as applicable, provided that the Related Party will not assign or transfer any or all of the Related Party Indebtedness or Related Party Security or any of the rights thereunder relating to the undertaking and assets of the Borrower unless and until the proposed assignee or transferee shall have delivered to the other parties hereto a written agreement under seal to be bound by the provisions hereof to the same extent as the assignor or transferor.

(b)

Counterparts:  This agreement may be executed in counterparts and by telecopier, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

(c)

Headings:  Article and section headings are included solely for convenience of reference only and are not intended to be full or accurate descriptions of the contents thereof, and shall not affect the interpretation or construction of this agreement.

(d)

Governing Law:  This agreement shall be governed and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the parties hereby irrevocably attorn to the jurisdiction of the courts of such province.

(e)

Disclosure:  The Related Party shall furnish to the Investor from time to time upon request, information and particulars as to amounts owing by the Borrower to the Related Party and the Borrower hereby consents to such disclosure.  In particular the Related Party will not advance, or agree to lend, any moneys to the Borrower in excess of that recited herein without notice to, and the consent of, the Investor whether or not priority is to be claimed as provided hereunder.

(f)

Further Assurances:  The parties hereto shall do such further acts and things and execute, deliver, register and file such further deeds, documents and assurances which may be reasonably required to give full effect to the intent and purpose of this agreement.

(g)

Notices:  Any demand or notice to be given by any party hereto to any other party shall be in writing and may be given by personal delivery or except during any period when postal service is interrupted, by prepaid registered mail or by telex, telecopy or by other means that produces a permanent copy (“other communication”) addressed as follows:

(i)

to the Investor at:

Sun Life Tower

150 King Street West

Suite 1505

Toronto, Ontario

M5H 1J9

Attention:

Quorum P.I.P.E. Management Inc.

Telecopier:

(416) 971-5955

(ii)

to the Borrower at:

Visiphor Corporation

#1100 – 4710 Kingsway Street

Burnaby, British Columbia

V5H 4M2

Attention:

Wayne Smith,

Chief Financial Officer and Chief Operating Officer

Telecopier:

(604) 684-9314

(iii)

to the Related Party at:

Roy Trivett

2683 Countrywoods Drive,

Surrey, British Columbia  V3S 0E6

Telecopier:

(604) 684-9314

and if given by registered mail shall be deemed to have been received by the party to whom it was addressed on the date falling four (4) business days following the date upon which it has been deposited in the post office with postage and cost of registration prepaid and if personally delivered to an adult during normal business hours, when so delivered and if given by other communication the third (3rd) business hour after transmission and confirmation of receipt.  Provided that any of the above-named parties may change the address designated from time to time, by notice in writing to the other party hereto.

(h)

Number and Gender:  This agreement shall be read with all changes in gender and number as may reasonably be required by the context, and the word “person” shall include an individual, a partnership, a trust, a body corporate, an association or other incorporated or unincorporated entity or organization.

(i)

Entire Agreement:  This agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof.  There are not and shall not be any statements, representations, warranties, undertakings or agreements, expressed or implied, among the parties with regard to the subject matter of this agreement except as provided herein.  This agreement shall not be amended, altered or modified except by an agreement in writing signed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this agreement.

QUORUM SECURED EQUITY TRUST, by its Manager, Quorum P.I.P.E. Management Inc. Per: /s/ Michael E. Goffin [Authorized Signing Officer]	VISIPHOR CORPORATION Per: /s/ Wayne Smith [Authorized Signing Officer]

SIGNED, SEALED AND DELIVERED

)

in the presence of:

)

)

)

/s/ Barbara Collins

)

/s/ Roy Trivett

Witness

)

ROY TRIVETT

Exhibit 10.6

POSTPONEMENT AND SUBORDINATION AGREEMENT:

RELATED PARTIES

THIS AGREEMENT made as of the 12th day of July, 2006.

A M O N G:

KEITH KRETSCHMER

294 Sunshine Avenue, Sequim, Washington  98382-9681

United States

(herein called the “Related Party”)

OF THE FIRST PART

- and -

QUORUM SECURED EQUITY TRUST

(herein called the “Investor”)

OF THE SECOND PART

- and -

VISIPHOR CORPORATION

(herein called the “Borrower”)

OF THE THIRD PART

WHEREAS pursuant to a letter of intent issued by or on behalf of the Investor in favour of the Borrower dated May 17, 2006, and a convertible secured debenture dated on or about July 12, 2006 (collectively, the “Debenture”) between the Borrower and the Investor the Borrower is, or will be, indebted to the Investor in the principal amount of $1,600,000 (which indebtedness, together with interest, fees costs and premiums with respect thereto is hereinafter called the “Investor Indebtedness”) and which the Investor Indebtedness is secured by, inter alia, a general security agreement (the security now held, or hereafter acquired by the Investor, in respect of the property, assets and undertaking of the Borrower, both present and future, to secure the Investor Indebtedness are hereinafter collectively sometimes called the “Investor Security”);

AND WHEREAS the Borrower is indebted, and may hereafter become indebted, to the Related Party, in a principal amount not to exceed US$400,000, (which indebtedness, together with interest, fees, costs and premiums with respect thereto is hereinafter collectively called the “Related Party Indebtedness”) which Related Party Indebtedness, or part thereof, is or may hereafter be secured by various documents and which Related Party Indebtedness is all of the indebtedness of the Borrower to the Related Party (which security and any other security now held or hereafter acquired by the Related Party in respect of the undertaking, property and assets of the Borrower, both present and future, are herein collectively sometimes called the “Related Party Security”);

AND WHEREAS the Related Party has agreed to postpone payment of the Related Party Indebtedness to payment by the Borrower of the Investor Indebtedness, provided that the Investor will permit the Borrower to repay the Related Party Indebtedness to the Related Party if the Borrower, both before and after payment, is in full compliance with the covenants contained in, and is not in default under, the Debenture and/or the Investor Security;

AND WHEREAS the Related Party has further agreed to subordinate the Related Party Security to the Investor's security;

AND WHEREAS the Borrower has agreed that it will repay the Investor Indebtedness and the Related Party Indebtedness in accordance herewith, and to maintain and deal with its assets in accordance with the provisions hereof.

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:

1.

Representations and Warranties

The Related Party represents and warrants to the Investor that:

(a)

it has not assigned all or any part of the Related Party Indebtedness or Related Party Security ever held by it to any person who is not a party to this agreement;

(b)

the Borrower is in compliance with all terms and conditions of the Related Party Security and the financing to be entered into between the Borrower and the Investor pursuant to the Debenture do not constitute a breach of any of the terms and conditions of the Related Party Security;

(c)

the Borrower is not indebted to any person who does not deal at arm’s-length with such Related Party, and if the Related Party is a corporation, to any person who is a shareholder of the Related Party, which representations and warranties are hereby continuously restated so long as any of the Investor Indebtedness is outstanding; and

(d)

the Related Party acknowledges that the Investor is relying on these representations and warranties in entering into this agreement and in advancing the Investor Indebtedness to the Borrower.

2.

Postponement of Related Party Indebtedness

The Related Party Indebtedness is hereby postponed to the Investor Indebtedness and each of the Borrower and the Related Party agree that until the Investor Indebtedness has been paid in full, the Borrower will not make any payment, nor will the Related Party receive any payment, on account of the Related Party Indebtedness, provided that the Borrower may repay, and the Related Party may receive payment of, the Related Party Indebtedness if the Borrower, both before and after payment, is in full compliance with the covenants contained in, and is not in default under, the Debenture and/or the Investor Security.

3.

Postponement and Subordination of Related Party Security

(a)

The Related Party agrees with the Investor that the Related Party Security shall rank subsequent and be subordinate to the Investor Security to the extent of all principal, interest and other costs and charges which are thereby secured notwithstanding the time or order of creation, execution, delivery, attachment or perfection thereof, the method of perfecting, the time or order of registration or filing of financing statements or the time or order of registration in any land registration office, the date or dates of any advance or advances by the Investor and the Related Party, the date or dates of any default by the Borrower or the date or dates of taking any enforcement measures or proceedings.

(b)

The priority to which the Investor and the Related Party are entitled hereunder shall extend to all books, accounts, invoices, letters, papers, documents, and other records in any form relating to the assets and undertaking of the Borrower, all contracts, securities, instruments and other rights and benefits in respect thereof, all substitutions and replacements thereof, and increases, additions, and accessions thereto, all proceeds therefrom, and any insurance, indemnity or compensation for loss of or damage to such assets and undertaking.

(c)

The proceeds resulting from the enforcement or realization of any of the mortgages, charges, assignments or other security interests contained in or constituted by the Related Party Security or the Investor Security and all other proceeds received by the Related Party or the Investor pursuant to the Related Party Security or the Investor Security, including without limitation, insurance and expropriation proceeds, will be divided or otherwise dealt with in such a way as to give effect to the provisions of this agreement and the priorities created and established hereby, provided that in the event of any transfer of title from the Borrower to the Investor under any foreclosure provisions no payments shall be required to be made to the Related Party on the basis of any deemed or appraised value, other than as may be required by applicable law.

(d)

Without limiting the generality of the foregoing, the Related Party agrees to the extent that it receives any amount upon realization of the Related Party Security, such amount shall be received in trust for the Investor and shall be paid over to the Investor forthwith on demand but no such amounts received or held in trust shall reduce the Investor Indebtedness until actually received by the Investor.

4.

Consent to the Investor Security and Related Party Security

Notwithstanding the terms of any agreement or instrument establishing or related to the Investor Security or the Related Party Security, the Investor hereby consents to the creation and issue of the Related Party Security and the Related Party hereby consents to the creation and issue of the Investor Security.  Each hereby consents to the other being named as a loss payee on any policy of insurance now or hereafter held by the Borrower in respect of its assets and undertaking, as applicable, provided that the proceeds of any such policy shall be payable in accordance with the terms of this agreement.

5.

Consent and Agreement of Borrower

The Borrower agrees with the Investor and the Related Party that so long as the Investor Indebtedness is outstanding and is secured by the Investor Security, it will stand possessed of its assets thereby secured and maintain and deal with such assets in accordance with the priorities herein set out.

6.

General Provisions

(a)

Binding Effect:  This agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective heirs, executors, legal representatives, successors and assigns, as applicable, provided that the Related Party will not assign or transfer any or all of the Related Party Indebtedness or Related Party Security or any of the rights thereunder relating to the undertaking and assets of the Borrower unless and until the proposed assignee or transferee shall have delivered to the other parties hereto a written agreement under seal to be bound by the provisions hereof to the same extent as the assignor or transferor.

(b)

Counterparts:  This agreement may be executed in counterparts and by telecopier, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

(c)

Headings:  Article and section headings are included solely for convenience of reference only and are not intended to be full or accurate descriptions of the contents thereof, and shall not affect the interpretation or construction of this agreement.

(d)

Governing Law:  This agreement shall be governed and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the parties hereby irrevocably attorn to the jurisdiction of the courts of such province.

(e)

Disclosure:  The Related Party shall furnish to the Investor from time to time upon request, information and particulars as to amounts owing by the Borrower to the Related Party and the Borrower hereby consents to such disclosure.  In particular the Related Party will not advance, or agree to lend, any moneys to the Borrower in excess of that recited herein without notice to, and the consent of, the Investor whether or not priority is to be claimed as provided hereunder.

(f)

Further Assurances:  The parties hereto shall do such further acts and things and execute, deliver, register and file such further deeds, documents and assurances which may be reasonably required to give full effect to the intent and purpose of this agreement.

(g)

Notices:  Any demand or notice to be given by any party hereto to any other party shall be in writing and may be given by personal delivery or except during any period when postal service is interrupted, by prepaid registered mail or by telex, telecopy or by other means that produces a permanent copy (“other communication”) addressed as follows:

(i)

to the Investor at:

Sun Life Tower

150 King Street West

Suite 1505

Toronto, Ontario

M5H 1J9

Attention:

Quorum P.I.P.E. Management Inc.

Telecopier:

(416) 971-5955

(ii)

to the Borrower at:

Visiphor Corporation

#1100 – 4710 Kingsway Street

Burnaby, British Columbia

V5H 4M2

Attention:

Wayne Smith,

Chief Financial Officer and Chief Operating Officer

Telecopier:

(604) 684-9314

(iii)

to the Related Party at:

Keith Kretschmer

Telecopier:

(604)  684-2881

and if given by registered mail shall be deemed to have been received by the party to whom it was addressed on the date falling four (4) business days following the date upon which it has been deposited in the post office with postage and cost of registration prepaid and if personally delivered to an adult during normal business hours, when so delivered and if given by other communication the third (3rd) business hour after transmission and confirmation of receipt.  Provided that any of the above-named parties may change the address designated from time to time, by notice in writing to the other party hereto.

(h)

Number and Gender:  This agreement shall be read with all changes in gender and number as may reasonably be required by the context, and the word “person” shall include an individual, a partnership, a trust, a body corporate, an association or other incorporated or unincorporated entity or organization.

(i)

Entire Agreement:  This agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof.  There are not and shall not be any statements, representations, warranties, undertakings or agreements, expressed or implied, among the parties with regard to the subject matter of this agreement except as provided herein.  This agreement shall not be amended, altered or modified except by an agreement in writing signed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this agreement.

QUORUM SECURED EQUITY TRUST, by its Manager, Quorum P.I.P.E. Management Inc. Per: /s/ Michael E. Goffin [Authorized Signing Officer]	VISIPHOR CORPORATION Per: /s/ Wayne Smith [Authorized Signing Officer]

SIGNED, SEALED AND DELIVERED

)

in the presence of:

)

)

)

/s/ Barbara Tyson

)

/s/ Keith Kretschmer

Witness

)

KEITH KRETSCHMER

)

Exhibit 10.7

PROMISSORY NOTE

July 12, 2006

$85,000

FOR VALUE RECEIVED, the undersigned (the “Borrower”) promises to pay to the order of ROY TRIVETT (the “Lender”) the principal sum of Eighty Five Thousand Dollars ($85,000) (the “Principal Sum”), together with interest thereon as herein provided.

The Principal Sum or such amount as shall remain outstanding from time to time shall bear interest thereon, calculated and compounded quarterly, not in advance, on the last day of each of September, December, March and June, at 12% per annum (the “Interest Rate”) both before and after each of maturity, default and judgment commencing on the date the Principal Sum is advanced by the Lender to the Borrower.

The Principal Sum, together with interest thereon shall be repaid as follows:

(a)

the Borrower shall Pay to the Lender interest only at the Interest Rate on the Principal Sum outstanding from time to time on the last day of each of September, December, March and June of each and every year while any part of the Principal Sum remains outstanding;

(b)

the Principal Sum and all accrued but unpaid interest at the Interest Rate will become due and be payable on demand after the expiry of one year from the date hereof; and

(c)

the Borrower may at any time without notice, bonus or penalty, prepay the whole or any part of the Principal Sum upon payment to the Lender of accrued but unpaid interest on the amount so prepaid provided that any such prepayment made prior to the expiry of one year from the date hereof shall only be permitted if the Borrower's EBITDA (defined as net income plus interest expense, income tax expense, depreciation and amortization expense and all stock option based compensation and all other non-cash items) is a positive number.

In the event of any partial repayments made on the Principal Sum, such payments shall be applied firstly towards accrued interest and then towards the Principal Sum.

Extension of time of payment of all or any part of the amount owing hereunder at any time or times and failure of the Lender to enforce any of their rights or remedies hereunder shall not release the Borrower from its obligations hereunder or constitute a waiver of the rights of the Lender to enforce any rights and remedies therein.

This Promissory Note shall be governed by the laws of the Province of British Columbia.

The Lender acknowledges and agrees that pursuant to a postponement and subordination agreement dated the date hereof (a) the Borrower's indebtedness to the Lender is postponed to the Borrower's indebtedness pursuant to a convertible secured debenture in the principal amount of $1,600,000 issued by the Borrower on the date hereof to Quorum Secured Equity Trust, and (b) any security that may be granted to the Lender in respect of the Borrower's indebtedness to the Lender hereunder shall rank subsequent and be subordinate to the security issued by the Borrower in connection with such convertible secured debenture.

The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

Visiphor Corporation

Per:

/s/ Wayne Smith

Exhibit 10.8

PROMISSORY NOTE

July 12, 2006

US$400,000

FOR VALUE RECEIVED, the undersigned (the “Borrower”) promises to pay to the order of KEITH KRETSCHMER (the “Lender”) the principal sum of Four Hundred Thousand United States Dollars (US$400,000) (the “Principal Sum”), together with interest thereon as herein provided.

The Principal Sum or such amount as shall remain outstanding from time to time shall bear interest thereon, calculated and compounded quarterly, not in advance, on the last day of each of September, December, March and June, at 12% per annum (the “Interest Rate”) both before and after each of maturity, default and judgment commencing on the date the Principal Sum is advanced by the Lender to the Borrower.

The Principal Sum, together with interest thereon shall be repaid as follows:

(d)

the Borrower shall Pay to the Lender interest only at the Interest Rate on the Principal Sum outstanding from time to time on the last day of each of September, December, March and June of each and every year while any part of the Principal Sum remains outstanding;

(e)

the Principal Sum and all accrued but unpaid interest at the Interest Rate will become due and be payable on demand after the expiry of one year from the date hereof; and

(f)

the Borrower may at any time without notice, bonus or penalty, prepay the whole or any part of the Principal Sum upon payment to the Lender of accrued but unpaid interest on the amount so prepaid provided that any such prepayment made prior to the expiry of one year from the date hereof shall only be permitted if the Borrower's EBITDA (defined as net income plus interest expense, income tax expense, depreciation and amortization expense and all stock option based compensation and all other non-cash items) is a positive number.

In the event of any partial repayments made on the Principal Sum, such payments shall be applied firstly towards accrued interest and then towards the Principal Sum.

Extension of time of payment of all or any part of the amount owing hereunder at any time or times and failure of the Lender to enforce any of their rights or remedies hereunder shall not release the Borrower from its obligations hereunder or constitute a waiver of the rights of the Lender to enforce any rights and remedies therein.

This Promissory Note shall be governed by the laws of the Province of British Columbia.

The Lender acknowledges and agrees that pursuant to a postponement and subordination agreement dated the date hereof (a) the Borrower's indebtedness to the Lender is postponed to the Borrower's indebtedness pursuant to a convertible secured debenture in the principal amount of $1,600,000 issued by the Borrower on the date hereof to Quorum Secured Equity Trust, and (b) any security that may be granted to the Lender in respect of the Borrower's indebtedness to the Lender hereunder shall rank subsequent and be subordinate to the security issued by the Borrower in connection with such convertible secured debenture.

In the event of a judgment or order being rendered by any court or tribunal for the payment of any amounts owing to the Lender under this Promissory Note or for the payment of damages in respect of any breach of this Promissory Note or under or in respect of a judgment or order of another court or tribunal for the payment of sum amounts or damages, such judgment or order being expressed in a currency (the “Judgment Currency”) other than United States Dollars (the “Agreed Currency”), the Borrower shall indemnify and hold the Lender harmless against any deficiency in terms of the Agreed Currency in the amounts received by the Lender arising or resulting from any variation as between (i) the exchange rate at which the Agreed Currency is converted into the Judgment Currency for the purposes of such judgment or order, and (ii) the exchange rate at which the Lender is able to purchase the Agreed Currency with the amount of the Judgment Currency actually received by the Lender on the date of such receipt.  The indemnity in this paragraph shall constitute a separate and independent obligation from the other obligations of the Borrower hereunder, shall apply irrespective of any indulgence granted by the Lender.

The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

Visiphor Corporation

Per:

/s/ Wayne Smith

Exhibit 10.9

GENERAL ASSIGNMENT OF ACCOUNTS RECEIVABLE

THE UNDERSIGNED VISIPHOR CORPORATION (the “Borrower”), of 1100 - 4710 Kingsway, Burnaby, B.C. V5H 4M2, for valuable consideration HEREBY ASSIGNS AND TRANSFERS to ROY TRIVETT, (herein called the “Lender”), all accounts receivable as specified in the financial statements of the Borrower (herein called the "said debts") now due or hereafter to become due to the undersigned or which now are or may hereafter become vested in the undersigned and all proceeds and other rights and benefits in respect thereof.

AND the undersigned undertakes and promises to furnish to the Lender at any time and from time to time on demand a list of all its debtors with the amounts owing by each and all security and other rights and benefits in respect thereof and to assign and transfer the same to the Lender.

AND the undersigned hereby assigns and transfers and agrees to assign and transfer to the Lender all books and accounts, letters, invoices, papers and documents in any way evidencing or relating to all or any of the debts and rights hereby transferred or agreed to be transferred, and to furnish the Lender with all information which may assist in the collection thereof.

AND without limiting the generality of the foregoing, the undersigned hereby assigns and transfers and agrees to assign and transfer any and all claims and other rights for insurance against loss by fire, water, misappropriation or otherwise to the real or personal property relating to the debts of the undersigned.

THE present assignment and transfer shall be a continuing collateral security to the Lender for the payment of the promissory note dated the date hereof in the principal amount of $85,000 issued to the Lender and any ultimate unpaid balance thereof with interest.

AND the undersigned agrees to pay all reasonable expenses, including solicitor’s fees and disbursements incurred by the Lender or its agents in connection with the preparation and perfection of this assignment and in connection with the collection and realization of the said debts and securities and the payment of all such expenses shall be secured hereby.

AND the undersigned expressly authorizes the Lender to give notice to account debtors and collect and realize the said debts and rights hereby transferred from time to time in such manner and at such times as it may in its discretion deem advisable including by appointment of receiver or agent or disposition for deferred payment (but it shall not be bound to realize the same, shall not be obliged to prepare the debts for disposition, shall not be obliged to keep the same identifiable, and shall not be obliged to preserve rights against other persons unless it sees fit), and may appropriate the proceeds thereof in its absolute discretion on account of such parts of the said indebtedness and liability whether secured or unsecured as to the Lender may seem best; and such appropriations may be changed or varied from time to time at the discretion of the Lender; and the Lender before appropriating the same as aforesaid may deduct all reasonable costs, charges and expenses of realization including reasonable commissions for collection and all legal costs on a solicitor and his client basis all of which the undersigned agrees to pay to the Lender.

THE Lender may grant extensions, take and give up securities, accept compositions, grant releases and discharges and generally deal with the said debts and rights in its absolute discretion without consent of or notice to the undersigned, and the Lender shall not be responsible for any loss or damage which may occur in consequence of the negligence of any officer, agent, receiver, sheriff or solicitor employed in the collection or realization thereof or while the debts are in the possession of the Lender.

IF the amounts of any of the said debts and rights be paid to the undersigned, the undersigned hereby agrees to receive the same as agent of and in trust for the Lender and forthwith to pay over the same.

THE UNDERSIGNED covenants not to substitute or modify any of the undersigned's rights under the debts, by agreement or otherwise, without the written consent of the Lender, and any substitution or modification not consented to may at the option of the Lender be treated as an act of default hereunder and under any other agreement between the undersigned and the Lender.

THE UNDERSIGNED hereby undertakes to do such other things and sign such further instruments as may from time to time be required by the Lender to vest in the Lender the said debts and rights hereby assigned and transferred or agreed to be assigned and transferred, or to collect the same, and the Lender is irrevocably appointed attorney to execute in the name and on behalf of the undersigned and the successors or permitted assigns of the undersigned any assignment or other instrument for the said purpose.

THE Lender acknowledges and agrees that pursuant to a postponement and subordination agreement dated the date hereof (a) the Borrower's indebtedness to the Lender is postponed to the Borrower's indebtedness pursuant to a convertible secured debenture in the principal amount of $1,600,000 issued by the Borrower on the date hereof to Quorum Secured Equity Trust, and (b) any security that may be granted to the Lender in respect of the Borrower's indebtedness to the Lender, including this General Assignment of Accounts Receivable, shall rank subsequent and be subordinate to the security issued by the Borrower in connection with such convertible secured debenture.

THIS assignment is in addition to and not in substitution for any former assignment and shall not be merged in any subsequent assignment.

THE UNDERSIGNED waives receipt of any financing statement registered by the Lender and any confirmation of registration.

THE UNDERSIGNED acknowledges receipt of a copy of this General Assignment of Accounts Receivable.

This Assignment was executed on July 12, 2006

VISIPHOR CORPORATION, per:
___/s/ Wayne Smith (Authorized Signatory) Name: Wayne Smith Title: Chief Financial Officer and Chief Operating Officer

Exhibit 10.10

GENERAL ASSIGNMENT OF ACCOUNTS RECEIVABLE

THE UNDERSIGNED VISIPHOR CORPORATION (the “Borrower”), of 1100 - 4710 Kingsway, Burnaby, B.C. V5H 4M2, for valuable consideration HEREBY ASSIGNS AND TRANSFERS to KEITH KRETSCHMER, (herein called the “Lender”), all accounts receivable as specified in the financial statements of the Borrower (herein called the "said debts") now due or hereafter to become due to the undersigned or which now are or may hereafter become vested in the undersigned and all proceeds and other rights and benefits in respect thereof.

AND the undersigned undertakes and promises to furnish to the Lender at any time and from time to time on demand a list of all its debtors with the amounts owing by each and all security and other rights and benefits in respect thereof and to assign and transfer the same to the Lender.

AND the undersigned hereby assigns and transfers and agrees to assign and transfer to the Lender all books and accounts, letters, invoices, papers and documents in any way evidencing or relating to all or any of the debts and rights hereby transferred or agreed to be transferred, and to furnish the Lender with all information which may assist in the collection thereof.

AND without limiting the generality of the foregoing, the undersigned hereby assigns and transfers and agrees to assign and transfer any and all claims and other rights for insurance against loss by fire, water, misappropriation or otherwise to the real or personal property relating to the debts of the undersigned.

THE present assignment and transfer shall be a continuing collateral security to the Lender for the payment of the promissory note dated the date hereof in the principal amount of US$400,000 to the Lender and any ultimate unpaid balance thereof with interest.

AND the undersigned agrees to pay all reasonable expenses, including solicitor’s fees and disbursements incurred by the Lender or its agents in connection with the preparation and perfection of this assignment and in connection with the collection and realization of the said debts and securities and the payment of all such expenses shall be secured hereby.

AND the undersigned expressly authorizes the Lender to give notice to account debtors and collect and realize the said debts and rights hereby transferred from time to time in such manner and at such times as it may in its discretion deem advisable including by appointment of receiver or agent or disposition for deferred payment (but it shall not be bound to realize the same, shall not be obliged to prepare the debts for disposition, shall not be obliged to keep the same identifiable, and shall not be obliged to preserve rights against other persons unless it sees fit), and may appropriate the proceeds thereof in its absolute discretion on account of such parts of the said indebtedness and liability whether secured or unsecured as to the Lender may seem best; and such appropriations may be changed or varied from time to time at the discretion of the Lender; and the Lender before appropriating the same as aforesaid may deduct all reasonable costs, charges and expenses of realization including reasonable commissions for collection and all legal costs on a solicitor and his client basis all of which the undersigned agrees to pay to the Lender.

THE Lender may grant extensions, take and give up securities, accept compositions, grant releases and discharges and generally deal with the said debts and rights in its absolute discretion without consent of or notice to the undersigned, and the Lender shall not be responsible for any loss or damage which may occur in consequence of the negligence of any officer, agent, receiver, sheriff or solicitor employed in the collection or realization thereof or while the debts are in the possession of the Lender.

IF the amounts of any of the said debts and rights be paid to the undersigned, the undersigned hereby agrees to receive the same as agent of and in trust for the Lender and forthwith to pay over the same.

THE UNDERSIGNED covenants not to substitute or modify any of the undersigned's rights under the debts, by agreement or otherwise, without the written consent of the Lender, and any substitution or modification not consented to may at the option of the Lender be treated as an act of default hereunder and under any other agreement between the undersigned and the Lender.

THE UNDERSIGNED hereby undertakes to do such other things and sign such further instruments as may from time to time be required by the Lender to vest in the Lender the said debts and rights hereby assigned and transferred or agreed to be assigned and transferred, or to collect the same, and the Lender is irrevocably appointed attorney to execute in the name and on behalf of the undersigned and the successors or permitted assigns of the undersigned any assignment or other instrument for the said purpose.

THE Lender acknowledges and agrees that pursuant to a postponement and subordination agreement dated the date hereof (a) the Borrower's indebtedness to the Lender is postponed to the Borrower's indebtedness pursuant to a convertible secured debenture in the principal amount of $1,600,000 issued by the Borrower on the date hereof to Quorum Secured Equity Trust, and (b) any security that may be granted to the Lender in respect of the Borrower's indebtedness to the Lender, including this General Assignment of Accounts Receivable, shall rank subsequent and be subordinate to the security issued by the Borrower in connection with such convertible secured debenture.

THIS assignment is in addition to and not in substitution for any former assignment and shall not be merged in any subsequent assignment.

THE UNDERSIGNED waives receipt of any financing statement registered by the Lender and any confirmation of registration.

THE UNDERSIGNED acknowledges receipt of a copy of this General Assignment of Accounts Receivable.

This Assignment was executed on July 12, 2006

VISIPHOR CORPORATION, per:
/s/ Wayne Smith (Authorized Signatory) Name: Wayne Smith Title: Chief Financial Officer and Chief Operating Officer

Exhibit 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

VISIPHOR COMPLETES CONVERTIBLE DEBENTURE FINANCING

VANCOUVER, CANADA, July 14, 2006 – Visiphor Corporation (“Visiphor” or the “Corporation”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) is pleased to announce today that it has completed a private placement (the “Offering”) to Quorum Secured Equity Trust (“Quorum”) of an 8% convertible secured debenture in the principal amount of $1,600,000 maturing on December 15, 2009, convertible, subject to certain adjustments, at the price of $0.45 per common share, and of a performance warrant (the “Warrant”) to purchase up to 2,350,000 common shares in the capital of the Corporation at a price of CAN$0.30 per common share.  The Warrant is only exercisable in the event that the 30 day weighted average trading price of the Corporation’s common shares has not exceeded $0.45 in at least one 30 day trading period on or before July 14, 2008. The Warrant is exercisable at any time after July 13, 2008 and prior to 4:30 p.m. (Toronto time) on December 15, 2009, provided that the above event has not occurred. The common shares underlying the Offering will have a four month hold period that expires on November 13, 2006. Under the terms of the agreement Quorum will be appointing a nominee to the Visiphor Board of Directors.

“This represents the balance of the financing sought in November 2005”, said Roy Trivett, President and CEO of Visiphor. “We are very pleased that the conversion into equity is at the same price as the units issued in the November financing.” The proceeds of the Offering will be used to provide general working capital to finance the expansion of the Company’s business and to retire $500,000 in demand loans that the Company currently has outstanding.

In connection with the Offering, Mr. Roy Trivett and Mr. Keith Kretschmer, directors and officers of the Corporation, have agreed to postpone and subordinate outstanding bridge loans to the Corporation in the amounts of $85,000 and US$400,000, respectively, in favour of Quorum.  As consideration, the Corporation will issue a promissory note secured by a charge over the accounts receivable of the Company to each of Mr. Trivett and Mr. Kretschmer and the interest rate of such notes will be 12%.

The securities will not be registered under the United States Securities Act of 1933, as amended (the “US Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, “US persons”, as such term in defined in regulation S promulgated under the Securities Act, except in certain transactions exempt from the registration requirements of the US Securities Act.

This news release shall not constitute an offer to sell or an offer to buy the securities in any jurisdiction.

About Visiphor

Visiphor software products and services deliver practical, rapidly deployable solutions that integrate business processes and databases. The Company’s solutions focus on disparate process and data management problems that exist in government, law enforcement, security, health care and financial services. Using industry standard Web Services and Service Oriented Architecture (“SOA”), Visiphor delivers a secure and economical approach to true, real-time application interoperability.

The Company’s flagship product, referred to as the Briyante Integration Environment (“BIE”), has a production-proven ability to reduce the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers and datasets. The broad ranging applicability of BIE into a variety of areas (e.g. health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by highly successful deployments in the United States and Canada. Visiphor systems are utilized in Canada, the United Kingdom, United States, Mexico and the Far East. The Company is a Microsoft Gold Certified Partner. For information about Visiphor or the Company’s products and services, please visit www.visiphor.com.

About Quorum

The Quorum Group of Companies was founded in 1987 under the leadership of Wanda Dorosz, the current CEO and Managing Partner. It operates from its headquarters in Toronto with subsidiary offices in Bermuda and London, UK. Since 1987, Quorum has successfully invested over $350 million on behalf of institutions and high net worth individuals in growth capital. Quorum Secured Equity Trust is Canada's first dedicated pool for undervalued publicly-traded Canadian companies.

www.quorum.ca

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ON BEHALF OF THE BOARD OF DIRECTORS

“Roy Trivett”
President and CEO, Visiphor Corporation

Investor and Media Inquiries:

Matthew Emery

Capital Markets Associate

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 295

E-mail: matthew.emery@visiphor.com

Rick Peterson

Peterson Capital

Phone: +1-604-684-2883

E-mail: rick.peterson@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “estimate,” “predict,” “potential,” continue,” “believe,” “anticipate,” “intend,” “expect,” or the negative or other variations of these words, or other comparable words or phrases. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor Corporation’s Form 10-KSB filed with the United States Securities and Exchange Commission. Although the Company believes that expectations reflected in its forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance, achievements or other future events. Moreover, neither the

Company nor anyone else assumes responsibility for the accuracy and completeness of these forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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